     As filed with the Securities and Exchange Commission on April 30, 2002
                                                      Registration No. 333-79615

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 5
                                       TO

                                    Form S-6
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

A.    Exact name of trust: KILICO Variable Separate Account

B.    Name of depositor: Kemper Investors Life Insurance Company

C.    Complete address of depositor's principal executive offices:
      1600 McConnor Parkway
      Schaumburg, Illinois 60196-6801

D.    Name and complete address of agent for service:

                             DEBRA P. REZABEK, ESQ.
                     Kemper Investors Life Insurance Company
                              1600 McConnor Parkway
                         Schaumburg, Illinois 60196-6801

                                   Copies To:

           FRANK J. JULIAN, ESQ.                      JOAN E. BOROS, ESQ.
      Kemper Investors Life Insurance                   Jorden Burt LLP
          1600 McConnor Parkway               1025 Thomas Jefferson Street, N.W.
      Schaumburg, Illinois 60196-6801                      Suite 400E
                                                     Washington, D.C. 20007

It is proposed that this filing will become effective (check appropriate box)
     [ ] Immediately upon filing pursuant to paragraph (b), or
     [ ] 60 days after filing pursuant to paragraph (a)(1), or
     [X] on May 1, 2002 pursuant to paragraph (b), or
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.   Title of securities being registered:
     Variable Portion of Modified Single Premium Variable Universal Life Insurance Policies.

F.   Approximate date of proposed public offering:
     Continuous.

     [ ] Check box if it is proposed that this filing will become effective on
         (date) at (time) pursuant to Rule 487.

                       CROSS REFERENCE SHEET TO PROSPECTUS

       Cross reference sheet showing location in Prospectus of information required by Items of Form N-8B-2.



Item Number in Form N-8B-2                                                 Caption in Prospectus
--------------------------                                                 ---------------------
                               ORGANIZATION AND GENERAL INFORMATION

1.  (a)      Name of trust ......................................   Cover, Definitions
    (b)      Title of each class of securities issued ...........   Cover, Purchase of Policy and
                                                                    Allocation of Premiums
2.           Name & address of each depositor ...................   Cover, Kemper Investors Life Insurance Company
3.           Name & address of custodian ........................   Separate Account
4.           Name & address of principal underwriter ............   Distribution of Policies
5.           State in which organized ...........................   Separate Account
6.           Date of organization ...............................   Separate Account
9.           Material litigation ................................   Legal Proceedings

                                GENERAL DESCRIPTION OF THE TRUST AND SECURITIES OF THE TRUST

General Information Concerning Securities and Rights of Holders

10. (a),(b)  Type of Securities .................................   Cover, Purchase of Policy and Allocation of
                                                                    Premiums

    (c)      Rights of security holders re:
             withdrawal or redemption ...........................   Cover, Amount Payable on Surrender of the Policy,
                                                                    Policy Loans, Cancellation (Free-Look Period)
    (d)      Rights of security holders re:
             conversion, transfer or partial
             withdrawal .........................................   Cover, Cancellation (Free-Look  Period), Amount
                                                                    Payable on Surrender of the Policy, Partial
                                                                    Withdrawals, Allocation of Premiums, Transfer of
                                                                    Cash Value
    (e)      Rights of security holders re: lapses,
             default, & reinstatement ...........................   No-Lapse Guarantee and Grace Period; Termination;
                                                                    Reinstatement
    (f)      Provisions re: voting rights .......................   Voting Rights
    (g)      Notice to security holders .........................   Reports to Owners
    (h)      Consent of security holders ........................   Additions, Deletions, and Substitutions of Securities,
                                                                    Allocation of Premiums
    (i)      Other principal features ...........................   Charges and Deductions, Policy Benefits and Rights,
                                                                    Cash Value

Information Concerning Securities Underlying Trust's Securities

11.          Unit of specified securities in which
             security holders have an interest ..................   Cover, Separate Account Investments: the Portfolios
12. (a)-(d)  Name of company, name & address of
             its custodian ......................................   Cover, Separate Account Investments: the Portfolios

Item Number in Form N-8B-2                                                 Caption in Prospectus
--------------------------                                                 ---------------------
Information Concerning Loads, Fees, Charges & Expenses

13. (a)      With respect to each load, fee,
             charge & expense ...................................   Charges and Deductions
    (b)      Deductions for sales charges .......................   Withdrawal Charge
    (c)      Sales load as percentage of
             amount invested ....................................   Withdrawal Charge
    (d)-(g)  Other loads, fees & expenses .......................   Charges and Deductions

Information Concerning Operation of Trust

14.          Procedure for applications for &
             issuance of trust's securities .....................   Application for a Policy,  Allocation of Premiums,
                                                                    Distribution of Policies

15.          Procedure for receipt of payments
             from purchases of trust's securities ...............   Application for a Policy, Allocation of Premiums,
                                                                    Premiums,Transfer of Cash Value

16.          Acquisition and disposition of
             underlying securities ..............................   Cover, Separate Account Investments: the Portfolios
17. (a)      Procedure for withdrawal ...........................   Cover, Amount Payable on Surrender of the Policy,
                                                                    Partial Withdrawals, Cancellation (Free-Look Period)
    (b)      Redemption or repurchase ...........................   Cover, Amount Payable on Surrender of the Policy,
                                                                    Partial Withdrawals, Cancellation (Free-Look Period)
    (c)      Cancellation or resale .............................   Not Applicable
18. (a)      Income of the Trust ................................   Portfolios, Allocation of Premiums
19.          Procedures for keeping records &
             furnishing information to security holders .........   Portfolios, Reports to Owners
21. (a)&(b)  Loans to security holders ..........................   Policy Loans
23.          Bonding arrangements for depositor .................   Safekeeping of the Separate Account's Assets
24.          Other material provisions ..........................   General Policy Provisions

                                 ORGANIZATION, PERSONNEL & AFFILIATED PERSONS OF DEPOSITOR

Organization & Operations of Depositor

25.          Form, state & date of organization
             of depositor ......................................    KILICO
27.          General character of business of depositor ........    KILICO
28. (a)      Officials and affiliates of the depositor .........    KILICO, Officers and Directors of KILICO
    (b)      Business experience of officers
             and directors of the depositor ....................    Officers and Directors of KILICO

Companies Owning Securities of Depositor

29.          Each company owning 5% of voting
             securities of depositor ...........................    KILICO



Item Number in Form N-8B-2                                                 Caption in Prospectus
--------------------------                                                 ---------------------
Controlling Persons

30.          Control of depositor ..............................    KILICO

                                        DISTRIBUTION & REDEMPTIONS OF SECURITIES

35.          Distribution ......................................    KILICO, Distribution of Policies
38. (a)      General description of method of
             distribution of securities ........................    Distribution of Policies
    (b)      Selling agreement between trust or
             depositor & underwriter ...........................    Distribution of Policies
    (c)      Substance of current agreements ...................    Distribution of Policies

Principal Underwriter

39. (a)&(b)  Principal Underwriter .............................    Distribution of Policies
41.          Character of Underwriter's business ...............    Distribution of Policies

Offering Price or Acquisition Value of Securities of Trust

44.          Information concerning offering price
             or acquisition valuation of securities
             of trust. (All underlying securities
             are shares in registered investment companies.) ...    Separate Account Investments: the Portfolios, Cash Value

Redemption Valuation of Securities of Trust

46.          Information concerning redemption
             valuation of securities of trust.
             (All underlying securities are
             shares in registered investment companies.) .......    Separate Account Investments: the Portfolios, Cash Value

Purchase & Sale of Interests in Underlying Securities

47.          Maintenance of Position ...........................    Cover, Separate Account, Separate Account
                                                                    Investments: the Portfolios, Allocation of Premiums

                                         INFORMATION CONCERNING TRUSTEE OR CUSTODIAN

48.          Custodian of trust ................................    Separate Account
50.          Lien on trust assets ..............................    Separate Account

                                         INFORMATION CONCERNING TRUSTEE OR CUSTODIAN

51. (a)      Name & address of insurer .........................    Cover, KILICO
    (b)      Types of Contracts ................................    Cover, Purchase of Policy and  Allocation of
                                                                    Premiums, Federal Tax Considerations
    (c)      Risks insured & excluded ..........................    Death Benefit, Optional Insurance Benefits,
                                                                    Misstatement as to Age and Sex, Suicide



Item Number in Form N-8B-2                                                 Caption in Prospectus
--------------------------                                                 ---------------------
    (d)      Coverage ...........................................   Cover, Purchase of Policy and Allocation of
                                                                    Premiums
    (e)      Beneficiaries ......................................   Death Benefit, Beneficiary
    (f)      Terms of cancellations & reinstatement .............   Cancellation  (Free-Look  Period);  No-Lapse
                                                                    Guarantee and Grace Period; Termination;
                                                                    Reinstatement
    (g)      Method of determining amount of
             premium paid by holder .............................   Purchase of Policy and Allocation of Premiums

                                                  POLICY OF REGISTRANT

52. (a)&(c)  Selection of Portfolio securities ..................   Additions, Deletions, and Substitutions of Securities

Regulated Investment Company

53. (a)      Taxable status of Trust ............................   Taxation of KILICO and the Separate Accounts

                                            FINANCIAL AND STATISTICAL INFORMATION

59.          Financial Statements ...............................   Financial Statements

* Items not listed are not applicable to this Registration Statement.

                                  PROSPECTUS

--------------------------------------------------------------------------------

                            MODIFIED SINGLE PREMIUM
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                        (SINGLE LIFE AND SURVIVORSHIP)

--------------------------------------------------------------------------------

                                   ISSUED BY

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                 THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT


     1600 McConnor Parkway, Schaumburg, Illinois 60196-6801 (800) 621-5001


   This Prospectus describes Modified Single Premium Variable Universal Life Insurance Policies (the "Policies") offered by Kemper Investors Life Insurance Company ("we" or "KILICO") for prospective insured persons ages 0-90. This Prospectus describes Policies which provide insurance coverage on the life of one Insured ("Single Life Policies") and Policies which provide insurance on the lives of two Insureds ("Survivorship Policies"). You may pay a significant initial Premium and, subject to certain restrictions, additional Premiums.

   Under the Single Life Policies, when the Insured dies, we will pay a Death Benefit to a Beneficiary specified by you. Under the Survivorship Policies, the Death Benefit is payable upon the second death, as long as the Policy is in force. While the Policy is in force, the Death Benefit is at least the amount shown in the Policy specifications, unless you have loans or the Net Surrender Value is insufficient to pay the monthly expense charges. The Policy does not have a guaranteed minimum Cash Value.

   If you choose a Policy with our No-Lapse Guarantee (Return of Premium Guarantee in New Jersey), while this guarantee is in effect your Policy will never lapse, regardless of changes in Net Surrender Value. Instead, if the Net Surrender Value becomes insufficient to pay the monthly charges, the Death Benefit payable will at least equal your total Premiums paid (less any prior withdrawals of Premium). This guarantee is in effect while you have no outstanding Policy Debt. If you choose a Policy without this guarantee or if this guarantee is not in effect under your Policy, your coverage under the Policy may end if the Net Surrender Value of your Policy becomes insufficient to cover the monthly expense charges.

   The Securities and Exchange Commission Has Not Approved or Disapproved of these Securities or Passed upon the Accuracy or Adequacy of this Prospectus. Any Representation to the Contrary is a Criminal Offense.


   The Date of this Prospectus is May 1, 2002.

   You may allocate and reallocate your Policy's Cash Value among the Subaccounts of the KILICO Variable Separate Account (the "Separate Account"). Each Subaccount invests exclusively in shares of one of the following
Portfolios:


..The Alger American Fund:                       . Scudder Growth Portfolio
.. Alger American Balanced Portfolio             . Scudder High Yield Portfolio
.. Alger American Leveraged AllCap               . Scudder International Select Equity Portfolio
   Portfolio                                       (formerly Scudder International Research)
..Credit Suisse Trust (formerly Credit Suisse    . Scudder Investment Grade Bond
  Warburg Pincus Trust):                           Portfolio
.. Credit Suisse Trust-Emerging Markets          . Scudder Money Market Portfolio
   Portfolio (formerly Credit Suisse Warburg    . Scudder New Europe Portfolio
   Pincus Emerging Markets)                     . Scudder Small Cap Growth Portfolio
.. Credit Suisse Trust-Global Post-Venture       . Scudder Strategic Income Portfolio
   Capital Portfolio (formerly Credit Suisse    . Scudder Technology Growth Portfolio
   Warburg Pincus Global Post-Venture           . Scudder Total Return Portfolio
   Capital)                                     . SVS Davis Venture Value Portfolio (formerly
..Dreyfus Investment Portfolios (Initial Share      SVS Venture Value)
  Class):                                       . SVS Dreman Financial Services Portfolio
.. MidCap Stock Portfolio ("Dreyfus I.P.         . SVS Dreman High Return Equity Portfolio
   MidCap Stock Portfolio")                     . SVS Dreman Small Cap Value Portfolio
..The Dreyfus Socially Responsible Growth           (formerly Scudder Small Cap Value)
  Fund, Inc. (Initial Share Class)              . SVS Eagle Focused Large Cap Growth Portfolio
..INVESCO Variable Investment Funds, Inc.:          (formerly SVS Focused Large Cap Growth)
.. INVESCO VIF-Utilities Fund                    . SVS Focus Value+Growth Portfolio
..Scudder Variable Series I (Class A Shares):    . SVS Index 500 Portfolio
.. Scudder 21st Century Growth Portfolio         . SVS INVESCO Dynamic Growth Portfolio
.. Scudder Capital Growth Portfolio                 (formerly SVS Dynamic Growth)
.. Scudder Global Discovery Portfolio            . SVS Janus Growth And Income Portfolio
.. Scudder Growth and Income Portfolio              (formerly SVS Growth And Income)
.. Scudder Health Sciences Portfolio             . SVS Janus Growth Opportunities Portfolio
.. Scudder International Portfolio                  (formerly SVS Growth Opportunities)
..Scudder Variable Series II                     . SVS MFS Strategic Value Portfolio
.. Scudder Aggressive Growth Portfolio           . SVS Oak Strategic Equity Portfolio (formerly
.. Scudder Blue Chip Portfolio                      SVS Strategic Equity)
.. Scudder Contrarian Value Portfolio            . SVS Turner Mid-Cap Growth Portfolio
.. Scudder Global Blue Chip Portfolio               (formerly SVS Mid-Cap Growth)
.. Scudder Government Securities Portfolio




   You may obtain more information about these Portfolios by reading the accompanying prospectuses for the Portfolios. Not all of the Subaccounts may be available under your Policy.

   You generally may cancel the Policy and receive a refund by returning it to us within ten days after you receive it. In some states, however, this free-look period may be longer.


   The Policies are modified endowment contracts for federal income tax purposes, except in certain cases as described in "Federal Tax Considerations" beginning on page 4. Accordingly, the death benefit under your Policy generally is not subject to federal income tax, and federal income tax on any growth in your Policy's Cash Value generally is deferred until you withdraw it by taking a loan, partial withdrawal, or other distribution from your Policy during the life of the Insured. In addition, any taxable withdrawal taken before age 59 will also be subject to an additional ten percent federal penalty tax, with certain exceptions.


   In certain states the Policies may be offered as group policies with individual ownership represented by Certificates. The discussion of Policies in this Prospectus applies equally to Certificates under group policies, unless the context specifies otherwise.

   The Policies and the investments in the Separate Account are not deposits, or obligations of, or guaranteed or endorsed by any bank. The Policies are subject to investment risks, including the possible loss of the principal amount invested. The Policies are not insured by the FDIC, the Federal Reserve Board or any other agency.

   If you already own a variable life insurance policy, it may not be advantageous for you to buy additional coverage or replace your existing policy with the Policy described in this Prospectus.

   This Prospectus is valid only if accompanied by the current prospectuses for the Portfolios listed above. If any of those prospectuses are missing or outdated, please contact us and we will send you the prospectus you need.

   You can find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission ("SEC") at the SEC's website at http://www.sec.gov.

   Please read this Prospectus carefully and retain it for your future reference.

   The Policies may not be available in all states.

TABLE OF CONTENTS
================================================================================


                                                             Page
                                                             ----
              DEFINITIONS...................................   1
              SUMMARY.......................................   3
              FEES AND EXPENSES.............................   8
              PURCHASE OF POLICY AND ALLOCATION OF PREMIUMS.  12
              INVESTMENT OPTIONS............................  16
              POLICY BENEFITS AND RIGHTS....................  21
              CHARGES AND DEDUCTIONS........................  29
              GENERAL POLICY PROVISIONS.....................  32
              FEDERAL TAX CONSIDERATIONS....................  35
              DESCRIPTION OF KILICO AND THE SEPARATE ACCOUNT  39
              DISTRIBUTION OF POLICIES......................  42
              LEGAL PROCEEDINGS.............................  42
              LEGAL MATTERS.................................  42
              REGISTRATION STATEMENT........................  43
              EXPERTS.......................................  43
              FINANCIAL STATEMENTS..........................  43


   This Prospectus Does Not Constitute an Offering in any Jurisdiction in which Such Offering May Not Be Lawfully Made. We Do Not Authorize any Information or Representations Regarding the Offering Described in this Prospectus other than as Based in this Prospectus.

                                  DEFINITIONS

   Please refer to this list for the meaning of the following terms:

   Accumulation Unit--An accounting unit of measurement which we use to calculate the value of a Subaccount.

   Accumulation Unit Value--The value of an Accumulation Unit determined for a Valuation Period according to the formula stated in your Policy.

   Annuity Unit--An accounting unit of measurement which we use to calculate the amount of variable payments under a settlement option.

   Annuity Unit Value--The value of an Annuity Unit determined for a Valuation Period according to the formula stated in your Policy.

   Beneficiary(ies)--The person(s) named by you to receive the Death Benefit under the Policy.

   Cash Value--The sum of the Separate Account Value plus the Fixed Account Value plus the Loan Account Value.

   DCA Fixed Account--The portion of the Cash Value allocated to our general account for purposes of participating in our Dollar Cost Averaging program.

   Death Benefit--The amount payable to the Beneficiary under the Policy upon the death of the Insured(s), before payment of any unpaid Policy Debt or Policy charges.

   Deduction Day--The same day in each month as the Effective Date. The day of the month on which the Monthly Deduction is taken from your Cash Value.

   Effective Date--The effective date of insurance coverage under the Policy, as stated in the Policy specifications. It is used to determine Policy Anniversaries, Policy Years and the Deduction Day. If the Effective Date otherwise would be the 29th, 30th or 31st of a month, the Effective Date will be the 28th day of that month.

   Fixed Account--The portion of the Cash Value allocated to our general account.

   Fixed Account Value--The value of the Fixed Account, including the DCA Fixed Account and any initial Premium (plus interest) paid prior to the Issue Date.

   Guideline Single Premium--The "Guideline Single Premium" as defined in
Section 7702 of the Tax Code.

   Insured--A person whose life is insured under the Policy. Under a Survivorship Policy, there initially are two Insureds.

   Investment Experience Factor--The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Investment Experience Factor separately for each Subaccount.

   Issue Age--An Insured's age on his or her most recent birthday before the Effective Date.

   Issue Date--The issue date stated in the Policy specifications. It is the date all requirements for coverage and Premium have been received, and the Policy is approved.

   Loan Account--An account established for amounts transferred from the Subaccounts as security for outstanding Policy Debt.

   Loan Account Value--The value of the Loan Account.

   Maturity Date--For Single Life Policies, the Policy Anniversary nearest the Insured's 100th birthday. For Survivorship Policies, the Policy Anniversary nearest the younger Insured's 100th birthday.

   Monthly Deduction--The amount deducted from the Cash Value on each Deduction Day for the cost of insurance charge, the Administration Charge, the Tax Charge, the Records Maintenance Charge (when due), and the cost of any benefit rider.

   Net Surrender Value--The Surrender Value minus all outstanding Policy Debt.

   No-Lapse Guarantee--Our guarantee that, if you have no outstanding Policy Debt, your Policy will never lapse regardless of changes in the Net Surrender Value. If the Net Surrender Value becomes insufficient to cover the monthly charges, however, your Death Benefit may be reduced to equal your total Premiums (less any prior withdrawals of Premium). The No-Lapse Guarantee is not available under all Policies.


   Owner ("you, your, yours")--The party(s) named as Owner in the application, unless later changed as provided in the Policy. The Owner, prior to the distribution of any Death Benefit, has the exclusive right to exercise every option and right conferred by the Policy.


   Policy Anniversary--The same day and month as the Effective Date for each subsequent year the Policy remains in force.

   Policy Debt--The sum of all unpaid Policy Loans and accrued loan interest.

   Policy Year--Each twelve-month period beginning on the Effective Date and each Policy Anniversary.

   Portfolio(s)--The underlying portfolios in which the Subaccounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

   Premium--An amount paid to us as payment for the Policy by you or on your behalf.

   SEC--The United States Securities and Exchange Commission.

   Separate Account--KILICO Variable Separate Account, a unit investment trust registered with the SEC under the Investment Company Act of 1940.

   Separate Account Value--The sum of the Subaccount Values of the Policy on the Valuation Date.

   Specified Amount--The amount of insurance under your Policy. As of the Effective Date, the Specified Amount is the amount shown on your Policy's specifications page. Thereafter, the Specified Amount is reduced to reflect partial withdrawals.

   Subaccount--A division of the Separate Account, which invests wholly in shares of one of the Portfolios.

   Subaccount Value--The value of the assets held in a Subaccount.

   Surrender Value--The Cash Value less any applicable Withdrawal Charge.

   Tax Code--The Internal Revenue Code of 1986, as amended.

   Trade Date--On the Trade Date, we allocate your Cash Value to the Subaccounts and/or the DCA Fixed Account according to your instructions. In some states, the Trade Date is the same as the Issue Date. If your state requires us to return your Premium if you cancel your Policy during the free-look period, the Trade Date will be the Valuation Date which is on or immediately after the fifteenth day after the Issue Date.

   Valuation Date--Each business day that applicable law requires us to value the assets of the Separate Account. Currently this is each day that the New York Stock Exchange is open for trading.

   Valuation Period--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

   We, Our, Us, KILICO--Kemper Investors Life Insurance Company.

   Withdrawal Charge--The surrender charge plus the unamortized state premium tax charge.

                                    SUMMARY

   This section summarizes some of the more important features of your Policy. The Policy is described more fully in the remainder of this Prospectus. Please read this Prospectus carefully. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force, that there is no Policy Debt, and that current federal tax laws apply.

   This Policy is a modified single premium variable universal life insurance policy. The Policy has a Death Benefit, a Cash Value, and other features similar to life insurance policies providing fixed benefits. The Policy permits the Owner to pay a single significant initial Premium and, subject to restrictions, additional Premiums. It is a "variable" Policy because the Cash Value and, in some circumstances, the Death Benefit vary according to the investment performance of the Subaccounts to which you have allocated your Premium. The Cash Value is not guaranteed. This Policy provides you with the opportunity to take advantage of any increase in your Cash Value, but you also bear the risk of any decrease.

   We will issue Policies on the lives of prospective Insureds age 0-90 who meet our underwriting standards. You may purchase a Policy to provide insurance coverage on the life of one Insured ("Single Life Policy") or a Policy to provide insurance coverage on the lives of two Insureds ("Survivorship Policy").

Payment of Premium

   Your initial Premium must equal at least $10,000. You may choose a minimum initial Premium of 90% or 100% of the Guideline Single Premium, based on the initial Specified Amount. If you choose to pay 90% of the Guideline Single Premium, your current cost of insurance charge will be higher and your Policy will not include our No-Lapse Guarantee. You may pay additional Premiums, subject to the restrictions described in this Prospectus. We may refuse to accept any Premium that would cause an increase in the Death Benefit, other than a reinstatement Premium. We will accept any Premium at such time as it would not cause your Policy to lose its status as a life insurance contract under the Tax Code.

Policy Effective Date

   In general, your Policy will be effective and your life insurance coverage under the Policy will begin as of the date we receive your initial Premium, after satisfaction of the applicable underwriting requirements. While your application is in underwriting, if you have paid your initial Premium, we may provide you with temporary life insurance coverage in accordance with the terms of our temporary insurance agreement. This temporary coverage will not exceed $500,000 plus the amount of your initial Premium. We may decline for any lawful reason to accept your initial Premium until the Issue Date.

   You may be eligible to purchase a Policy through simplified underwriting without a medical examination if you meet our simplified underwriting criteria. Simplified underwriting will only be available for Individual Policies and Survivorship Policies involving spouses. Other survivorship cases will be considered on a fully underwritten basis. You are not eligible for simplified underwriting if the Insured is under 35 years old or over 80 years old at the time of application.

   If we approve your application, and you paid all or a portion of your initial Premium prior to the Issue Date, we will credit interest to your Initial Premium at our then current declared rate for the period from the Effective Date to the Issue Date. On the Issue Date, if your state requires us to return your Premium if you cancel your Policy during the free-look period, we will initially allocate your initial Premium (and any interest) to the Scudder Money Market Subaccount. On the Trade Date, we will allocate your Cash Value to the Subaccounts you have selected or to the DCA Fixed Account (if you have selected it for Dollar Cost Averaging). In some states, the Trade Date will be the same as the Issue Date. In other states, however, which require us to return your Premium upon cancellation of your Policy during the free-look period, on the Issue Date we will initially allocate your initial Premium (plus any interest) to the Scudder Money Market Subaccount, and the Trade Date will be the Valuation Date which is on or immediately after the fifteenth day after the Issue Date. We will begin to deduct the Policy charges as of the Effective Date.

   If we reject your application, we will not issue you a Policy. We will return any Premium you have paid, adding interest as and at the rate required in your state. We will not subtract any Policy charges from the amount we refund to you.

Policy Benefits

   Cash Value. The Cash Value of your Policy on any Valuation Date is equal to the sum of the Separate Account Value, the Fixed Account Value (if any), and the Loan Account Value (if applicable). Your Cash Value will depend on the investment performance of the Subaccounts to which you have allocated your Premiums, the amount of interest we credit to the DCA Fixed Account and the Loan Account (if you have any Cash Value in those Accounts), as well as the Premiums paid, partial withdrawals, and charges assessed. We do not guarantee a minimum Cash Value.


   Surrender or Partial Withdrawals. While your Policy is in force, you may surrender it for the Net Surrender Value. We also will deduct the Records Maintenance Charge from your surrender proceeds, if your Cash Value on the Policy Anniversary was less than $50,000. Upon surrender, life insurance coverage under your Policy will end. You may also withdraw part of your Cash Value through a partial withdrawal, subject to the restrictions described in "Partial Withdrawals" beginning on page 24 below. If you take a partial withdrawal, we will reduce the Specified Amount as described in this Prospectus on page 24.


   Withdrawal Charge. If you surrender your Policy, the Withdrawal Charge will equal a percentage of your initial Premium net of all previous withdrawal amounts on which you paid a Withdrawal Charge. You pay a proportionate amount of Withdrawal Charge on partial withdrawals in excess of the free withdrawal amount described below.


   The Withdrawal Charge has two parts: (1) a surrender charge, which is intended to cover our distribution expenses; and (2) an unamortized state premium tax charge, which is intended to cover state premium tax expenses that are not recovered through the Tax Charge. The rate used to determine the Withdrawal Charge depends on the year the surrender or partial withdrawal is made. The maximum Withdrawal Charge is 10% of the initial Premium. It declines to zero percent after the ninth Policy Year, at the rates shown in the table on page 31.


   Free Withdrawals. In each Policy Year, we will waive the Withdrawal Charge for partial withdrawals equal to the greater of:

      1. Ten percent of the Cash Value; or

      2. Earnings not previously withdrawn.


   We will also waive the Withdrawal Charge for qualified medical stays and disability. For more detail see "Amount Payable on Surrender of the Policy" and "Partial Withdrawals" on pages 23-24.



   Policy Loans. You may borrow money from us using your Policy as security for the loan. Each Policy Loan must equal at least $1,000. Your total Policy Loans may not exceed 90% of the Surrender Value of your Policy. In most instances Policy Loans are treated as distributions for Federal tax purposes. Therefore, you may incur tax liabilities if you borrow a Policy Loan. For more detail, see "Policy Loans", beginning on page 23, and "Policies Which Are MECs", on page 37.


   Death Benefits. Under a Single Life Policy, while the Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. Under a Survivorship Policy, we will pay the Death Benefit to the Beneficiary upon the death of the second Insured. While your Policy is in force, the Death Benefit will equal the greater of your Policy's then current Specified Amount and the Cash Value multiplied by a specified percentage, except as provided under "No-Lapse Guarantee" below. Before we pay the Death Benefit, we will subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charges.

No-Lapse Guarantee

   Under our No-Lapse Guarantee, your Policy will never lapse, regardless of changes in the Net Surrender Value as long as you do not have any outstanding Policy Debt at the time the Policy would otherwise lapse. Your Policy will remain in force until payment of the Death Benefit or the Maturity Date, unless you voluntarily surrender your Policy at an earlier date. If your Net Surrender Value is insufficient to cover a Monthly Deduction when due, we will give you a 61-day Grace Period to pay additional Premium. If you do not pay sufficient additional Premium, at the end of the Grace Period your Policy will stay in force but the Death Benefit will be reduced to equal your total Premium payments (less any prior partial withdrawals of Premium). The No-Lapse Guarantee applies to your Policy unless: (a) you paid 90% of the Guideline Single Premium at issue for your Policy or (b) your Policy has outstanding Policy Debt.

Duration of Coverage

   If the No-Lapse Guarantee does not apply to your Policy and your Net Surrender Value is insufficient to cover a Monthly Deduction when due, we will give you a 61-day Grace Period to pay additional Premium. If you do not pay sufficient additional Premium, your Policy will terminate at the end of the Grace Period.

Allocation of Premiums


   When you apply for the Policy, you specify in your application how to allocate your initial Premium among the Subaccounts and/or the DCA Fixed Account. Total allocations must equal 100%. You may allocate all or a portion of your initial Premium to the DCA Fixed Account solely for the purpose of subsequent transfers to the Subaccounts under our Automatic Dollar Cost Averaging Program, as described on page 15.


   On the Issue Date, if your state requires us to return your Premium if you cancel your Policy during the free-look period, we will initially allocate your initial Premium (plus any interest) to the Scudder Money Market Subaccount. Subsequently, on the Trade Date, we will allocate your Cash Value to the Subaccounts and/or the DCA Fixed Account (if you have selected it for Automatic Dollar Cost Averaging) in accordance with your instructions.

Transfers

   You may transfer Cash Value among the Subaccounts while the Policy is in force, by writing to us or calling us at (800) 621-5001. We currently do not charge a transfer fee. We reserve the right to charge a fee of $25 per transfer on each transfer after the first twelve transfers in each Policy Year, excluding transfers under our Automatic Dollar Cost Averaging or Automatic Account Rebalancing Programs.


   The minimum amount that may be transferred is $100 or the remaining value in the Subaccount, if the value that would remain in the Subaccount after the transfer would be less than $500. For more detail, see "Transfer of Cash Value" and "Transfers Authorized by Telephone", on page 14.



   You may also use our Automatic Dollar Cost Averaging program or our Automatic Account Rebalancing program. You may not use both programs at the same time. Under the Automatic Dollar Cost Averaging program, amounts are automatically transferred to the Subaccounts of your choice on a monthly, quarterly, semiannual, or annual basis. For more detail, see "Automatic Dollar Cost Averaging", on page 15.



   Under the Automatic Account Rebalancing program, you periodically can readjust the percentage of your Cash Value allocated to each Subaccount to maintain a pre-set level. Investment results will shift the balance of your Cash Value allocations. If you elect Automatic Account Rebalancing, we periodically transfer your Cash Value back to the specified percentages annually, semiannually, quarterly, or at your request. For more detail, see "Automatic Account Rebalancing", on page 15.


The Separate Account

   You can allocate and reallocate your Cash Value among the Subaccounts, each of which in turn invests in a single Portfolio. Under the Policy, the Separate Account currently invests in the following Portfolios:

      .  The Alger American Fund:
       .  Alger American Balanced Portfolio
       .  Alger American Leveraged AllCap Portfolio


      .  Credit Suisse Trust (formerly Credit Suisse Warburg Pincus Trust):


       . Credit Suisse Trust-Emerging Markets Portfolio (formerly Credit Suisse Warburg Pincus Emerging Markets)


       . Credit Suisse Trust-Global Post-Venture Capital Portfolio (formerly Credit Suisse Warburg Pincus Global Post-Venture Capital)


      .  Dreyfus Investment Portfolios (Initial Share Class):
       .  Dreyfus I.P. MidCap Stock Portfolio

      .  The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share
         Class)

      .  INVESCO Variable Investment Funds, Inc.:

       .  INVESCO VIF-Utilities Fund


      .  Scudder Variable Series I (Class A Shares):

       .  Scudder 21st Century Growth Portfolio


       .  Scudder Capital Growth Portfolio


       .  Scudder Global Discovery Portfolio


       .  Scudder Growth and Income Portfolio

       .  Scudder Health Sciences Portfolio

       .  Scudder International Portfolio



      .  Scudder Variable Series II:


       .  Scudder Aggressive Growth


       .  Scudder Blue Chip Portfolio


       .  Scudder Contrarian Value Portfolio


       .  Scudder Global Blue Chip Portfolio


       .  Scudder Government Securities Portfolio


       .  Scudder Growth Portfolio


       .  Scudder High Yield Portfolio


       . Scudder International Select Equity Portfolio (formerly Scudder International Research)


       .  Scudder Investment Grade Bond Portfolio


       .  Scudder Money Market Portfolio


       .  Scudder New Europe Portfolio


       .  Scudder Small Cap Growth Portfolio


       .  Scudder Strategic Income Portfolio


       .  Scudder Technology Growth Portfolio


       .  Scudder Total Return Portfolio


       .  SVS Davis Venture Value Portfolio (formerly SVS Venture Value)


       .  SVS Dreman Financial Services Portfolio


       .  SVS Dreman High Return Equity Portfolio


       .  SVS Dreman Small Cap Value Portfolio (formerly Scudder Small Cap
          Value)


       . SVS Eagle Focused Large Cap Growth Portfolio (formerly SVS Focused Large Cap Growth)


       .  SVS Focus Value+Growth Portfolio


       .  SVS Index 500 Portfolio


       .  SVS INVESCO Dynamic Growth Portfolio (formerly SVS Dynamic Growth)


       .  SVS Janus Growth And Income Portfolio (formerly SVS Growth And Income)


       . SVS Janus Growth Opportunities Portfolio (formerly SVS Growth Opportunities)


       .  SVS MFS Strategic Value Portfolio


       .  SVS Oak Strategic Equity Portfolio (formerly SVS Strategic Equity)


       .  SVS Turner Mid Cap Growth Portfolio (formerly SVS Mid-Cap Growth)


   Each Portfolio holds its assets separate from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies, which are described in the accompanying prospectuses for the Portfolios.

Charges


   Charges assessed on the Subaccounts. On each Valuation Date, we deduct a Mortality and Expense Risk Charge from the Separate Account. The Mortality and Expense Charge equals an annual rate of .90% of average daily net assets, and is intended to compensate us for expenses incurred and certain mortality and expense risks assumed under the Policies. See "Mortality and Expense Risk Charge" on page 29 below.




   Monthly Deduction. We also deduct a Monthly Deduction from your Cash Value. The Monthly Deduction consists of the cost of insurance charge, the Administration Charge, the Tax Charge and the cost of any benefit rider. We also deduct the Records Maintenance Charge on each Policy Anniversary, if your Policy's Cash Value was less than $50,000 on the Policy Anniversary. The cost of insurance charge covers our anticipated mortality costs. If your Initial Premium is more than $2,500,000, your cost of insurance charges may be lower. The Administration Charge is intended to compensate us for some of our administrative costs under the Policy. The Tax Charge covers state premium tax expenses under the Policies and certain federal tax liabilities resulting from our receipt of Premiums under the Policies, as required by law. The Records

Maintenance Charge reimburses us for certain administrative costs associated with the Policies. See "Monthly Deduction", on pages 29-31 below.



   Withdrawal Charge. We impose a Withdrawal Charge to cover a portion of our premium tax expenses and a portion of the sales expenses we incur in distributing the Policies. These sales expenses include agents' commissions, advertising, and the printing of Prospectuses. See "Withdrawal Charge" on page 4 above and in "Withdrawal Charge" on page 31-32 below.



   Transfer Fee. We currently do not charge a transfer fee. Under the Policy, however, we reserve the right to charge a fee of $25 per transfer on each transfer in excess of twelve transfers in a single Policy Year, excluding Automatic Account Rebalancing and Automatic Dollar Cost Averaging transfers. See "Transfer Fee" on page 32 below.



   The charges assessed under the Policy are summarized in the table entitled "Policy Charges and Deductions" on pages 8-9 below, and described in more detail in "Charges and Deductions", beginning on page 29.


   In addition to our charges under the Policy, each Portfolio deducts amounts from its assets to pay its investment advisory fee and other expenses. The prospectuses for the Portfolios describe their respective charges and expenses in more detail. We may receive compensation from the investment advisers or administrators of the Portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. We also may receive fees from the Portfolios to assist us in distributing the Policies.

Tax Treatment Under Current Federal Tax Law

   Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.


   In most circumstances, your Policy will be considered a "modified endowment contract", which is a form of life insurance contract under the Tax Code. Special rules govern the tax treatment of modified endowment contracts. Under current tax law, death benefit payments under modified endowment contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and Policy Loans, however, are treated differently. Amounts withdrawn and Policy Loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. Also, an additional ten percent federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. For more information on the tax treatment of the Policy, see "Federal Tax Considerations", beginning on page 35, and consult your tax adviser.


Free-Look Period

   In most states, you may cancel your Policy by returning it to us no later than ten days after you receive it. In other states, however, this free-look period may be longer, as provided by state law. If you return your Policy, the Policy terminates and, in some states, we will pay you an amount equal to your Premium (less any Policy Debt). In some other states, however, we will return your Cash Value. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.

Illustration of How Policy Values Change with Experience

   At your request we will furnish you with a free, personalized illustration of Cash Value, Surrender Value and Death Benefit. The illustration will be personalized to reflect the proposed Insureds' age, sex, underwriting classification, proposed initial Premium, and any available riders requested. The illustrated Cash Value, Surrender Value and Death Benefit will be based on certain hypothetical assumed rates of return for the Separate Account. Your actual investment experience probably will differ, and as a result the actual values under the Policy at any time may be higher or lower than those illustrated. The personalized illustrations will follow the methodology and format of the hypothetical illustrations that we filed with the SEC in the registration statement.

                               FEES AND EXPENSES


   The following tables are designed to help you understand the fees and expenses that you bear, directly or indirectly, as a Policy Owner. The first table describes the Policy charges and deductions you directly bear under the Policy. The second table describes the fees and expenses of the Portfolios that you bear indirectly when you purchase a Policy. (See "Charges and Deductions", beginning on page 29).


                         Policy Charges and Deductions

Charges Deducted from the Separate Account:

Mortality and Expense Risk Charge:   0.90% of average daily net assets(1)

Federal Income Tax Charge:           Currently none(2)

Charges Deducted from Cash Value:(3)

Monthly Cost of Insurance Charge:    Current: The lower of: (i) the product of the applicable current asset-based cost of insurance charge times the Cash Value on the
                                     Deduction Day (4); and (ii) the product of the applicable
                                     guaranteed cost of insurance rate times the net amount at risk.

                                     If your initial Premium is no more than $2,500,000 and you paid
                                     100% of the Guideline Single Premium, the current asset-based rate for Single Life Policies for the Standard (NT) (5) rate class is
                                     0.55% annually of Cash Value for the first ten Policy Years and
                                     0.25% thereafter and the rate for Survivorship Policies, when both insureds are in the Standard (NT) rate class, is 0.45% for the first ten Policy Years and 0.20% thereafter.

                                     If your initial Premium is more than $2,500,000 and you paid
                                     100% of the Guideline Single Premium, the current asset-based rate for Single Life Policies for the Standard (NT) rate class is
                                     0.25% for the first ten Policy Years and 0.10% thereafter and the rate for Survivorship Policies, when both insureds are in the
                                     Standard (NT) rate class, is 0.20% for the first ten Policy Years and 0.10% thereafter.

                                     Guaranteed: Ranges from $.06 per $1,000 of net amount at risk to $83.33 per $1,000 of net amount at risk(6).

                                     Administration Charge(7) 0.35% annually of monthly Cash Value for Policy Years 1-10

                                     0.25% annually of monthly Cash Value for Policy Years 11 and later

Tax Charge(7)                        0.40% annually of the monthly Cash Value for Policy Years 1-10

                                     0.00%for Policy Years 11 and later

Records Maintenance Charge(8)        $30.00 per year, deducted annually, if your Cash Value is less than $50,000 on the most recent Policy Anniversary.

Transaction Charges:

Transfer Fee:(9)                     Currently none

Maximum Withdrawal Charge:(10)       10% of the initial Premium

--------


 (1)Deducted each Valuation Period at a rate equivalent to the effective annual rate shown, multiplied by the Separate Account Value on the relevant Valuation Date, times the number of days in the relevant Valuation Period. No mortality and expense risk charge is deducted from the Scudder Money Market II Subaccount, which is only available for Automatic Dollar Cost Averaging that will deplete the owner's Subaccount Value by the end of the first Policy Year.

 (2)We currently do not assess a charge for federal income taxes that may be attributed to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Deductions", beginning on page .

 (3)Assessed monthly, allocated pro rata among all active Subaccounts and the DCA Fixed Account.

 (4)The asset-based cost of insurance rate differs depending on Policy type and history of tobacco use of the Insured(s). The current asset-based cost of insurance rates also reflect whether you pay 90% or 100% of the Guideline Single Premium at issue (based on the initial Specified Amount). The asset-based rates that we set will reflect our expectations as to mortality experience under the Policies and other relevant factors, such that the aggregate actual cost of insurance charges paid under the Policies will compensate us for our aggregate mortality risks under the Policies. In our discretion, we may change the asset-based rate used in the current cost of insurance formula. Even if we change the asset-based rate, you will never be charged more than the amount determined using the guaranteed cost of insurance tables in your Policy. For further explanation, see "Charges and Deductions--Monthly Deduction--Cost of Insurance Charge", on pages - .

 (5)The Standard (NT) rate class is our best rate class for Insureds who have not used tobacco of any kind within the past 36 months.

 (6)The guaranteed cost of insurance charges are based on attained age, sex, and history of tobacco use of the Insured(s). The net amount at risk is the difference between the Death Benefit and the Cash Value. See "Charges and Deductions--Monthly Deduction--Cost of Insurance Charge", on pages - .

 (7)Deducted monthly in an amount equal to the annual rate shown, multiplied by the total Cash Value, including the Loan Account Value, on the relevant Deduction Day. The Administration Charge covers certain of our administrative expenses in connection with the Policies. The Tax Charge covers a portion of our state premium tax expense and certain federal income tax liability associated with the receipt of Premium.
 (8)The Records Maintenance Charge is deducted annually on each Policy Anniversary. If you surrender your Policy during a Policy Year, we will deduct the Records Maintenance Charge from your surrender proceeds.
 (9)We currently do not charge a transfer fee. Under the Policy, we reserve the right in the future to charge a transfer fee of $25 on each transfer after the first twelve transfers each Policy Year, excluding transfers under our Automatic Dollar Cost Averaging and Automatic Account Rebalancing Programs.

(10)This charge only applies upon withdrawals of the initial Premium. It does not apply to withdrawals of any additional Premiums paid under a Policy. The Withdrawal Charge declines to zero percent after the ninth Policy Anniversary. It is imposed to cover a portion of our premium tax expenses and the sales expenses incurred by us in distributing the Policies. In any Policy Year, we will not charge any Withdrawal Charge on that portion of your withdrawals equal to the greater of (a) ten percent of the Cash Value, less any prior free partial withdrawal since the most recent Policy Anniversary, or (b) earnings not previously withdrawn. See "Charges and Deductions--Withdrawal Charge", on pages 31-32.

                              Portfolio Expenses


(As a percentage of average net assets for the period ended December 31, 2001) (total expense figures shown in column titled "Total Portfolio Annual Expenses
   (Net)" are after fee waivers or reductions and expense reimbursements, as indicated in the notes)



                                                                                  Total Portfolio Total Portfolio
                                                       Management Total Portfolio Annual Expenses Annual Expenses
Portfolio                                                 Fees    Other Expenses      (Gross)          (Net)
---------                                              ---------- --------------- --------------- ---------------
Alger American Balanced Portfolio.....................    0.75%        0.10%           0.85%           0.85%
Alger American Leveraged AllCap Portfolio.............    0.85%        0.07%           0.92%           0.92%
Credit Suisse Trust-Emerging Markets (1)..............    1.25%        0.64%           1.89%           1.40%
Credit Suisse Trust-Global Post-Venture Capital (1)...    1.25%        0.36%           1.61%           1.40%
Dreyfus I.P. MidCap Stock (2).........................    0.75%        0.14%           0.89%           0.89%
The Dreyfus Socially Responsible Growth Fund, Inc. (2)    0.75%        0.03%           0.78%           0.78%
INVESCO VIF-Utilities Fund (9)(10)....................    0.60%        0.77%           1.37%           1.15%
Scudder 21st Century Growth (3)(4)....................    0.88%        0.28%           1.16%           1.15%
Scudder Aggressive Growth (5).........................    0.75%        0.11%           0.86%           0.86%
Scudder Blue Chip (5).................................    0.65%        0.04%           0.69%           0.69%
Scudder Capital Growth................................    0.46%        0.04%           0.50%           0.50%
Scudder Contrarian Value (5)..........................    0.75%        0.04%           0.79%           0.79%
Scudder Global Blue Chip (4)(5).......................    1.00%        0.24%           1.24%           1.09%
Scudder Global Discovery (3)..........................    0.98%        0.24%           1.22%           1.22%
Scudder Government Securities.........................    0.55%        0.05%           0.60%           0.60%
Scudder Growth........................................    0.60%        0.03%           0.63%           0.63%
Scudder Growth and Income.............................    0.48%        0.08%           0.56%           0.56%
Scudder Health Sciences (3)...........................    0.75%        0.65%           0.95%           1.40%
Scudder High Yield....................................    0.60%        0.10%           0.70%           0.70%
Scudder International.................................    0.84%        0.16%           1.00%           1.00%
Scudder International Select Equity...................    0.75%        0.17%           0.92%           0.92%
Scudder Investment Grade Bond (5).....................    0.60%        0.04%           0.64%           0.64%
Scudder Money Market..................................    0.50%        0.05%           0.55%           0.55%
Scudder New Europe (4)(5).............................    1.00%        1.47%           2.47%           1.12%
Scudder Small Cap Growth..............................    0.65%        0.03%           0.68%           0.68%
Scudder Strategic Income (5)(6).......................    0.65%        0.13%           0.78%           0.78%
Scudder Technology Growth (5).........................    0.74%        0.07%           0.81%           0.81%
Scudder Total Return..................................    0.55%        0.03%           0.58%           0.58%
SVS Davis Venture Value (5)...........................    0.95%        0.14%           1.09%           1.09%
SVS Dreman Financial Services (5).....................    0.75%        0.11%           0.86%           0.86%
SVS Dreman High Return Equity (5).....................    0.75%        0.07%           0.82%           0.82%
SVS Dreman Small Cap Value (5)........................    0.75%        0.04%           0.79%           0.79%
SVS Eagle Focused Large Cap Growth (5)................    0.95%        0.16%           1.11%           1.11%
SVS Focus Value+Growth (5)............................    0.75%        0.04%           0.79%           0.79%
SVS Index 500 (4)(5)(7)...............................    0.37%        0.21%           0.58%           0.55%
SVS INVESCO Dynamic Growth (4)(5).....................    1.00%        0.97%           1.97%           1.30%
SVS Janus Growth And Income (5)(8)....................    0.95%        0.10%           1.05%           1.05%
SVS Janus Growth Opportunities (5)(8).................    0.95%        0.15%           1.10%           1.10%
SVS MFS Strategic Value (5)(11).......................    0.95%        0.20%           1.15%           1.15%
SVS Oak Strategic Equity (4)(5).......................    0.95%        0.49%           1.44%           1.15%
SVS Turner Mid-Cap Growth (4)(5)......................    1.00%        0.82%           1.82%           1.30%

--------

 (1)The expense figures shown are for fiscal year ended December 31, 2001. Taking into effect certain fee waivers or reductions from the Portfolios' investment adviser and its affiliates, Management Fees and Total Portfolio Other Expenses for the Portfolios for the fiscal year ended December 31, 2001 were: 0.76% and 0.64%, respectively, for the Emerging Markets Portfolio; and 1.04% and 0.36%, respectively, for the Global Post-Venture Capital Portfolio. Fee waivers andexpense reimbursements may be discontinued at any time. The Total Portfolio Annual Expense (Net) figures set forth in the table above reflect the effect of the fee waiver and expense reduction arrangements described above.


 (2)The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.


 (3)Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2002, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names: Scudder Global Discovery Portfolio (1.25%), Scudder 21st Century Growth Portfolio (1.50%) and Scudder Health Sciences Portfolio (0.95%).

 (4)The expense figures shown are for fiscal year ended December 31, 2001. Taking into effect certain fee waivers or reductions from the Portfolio's investment manager, Management Fees and Total Portfolio Other Expenses for the Portfolios for the fiscal year ended December 31, 2001 were: 0.88% and 0.27%, respectively, for the Scudder 21/st/ Century Growth Portfolio; 0.85% and 0.24%, respectively, for the Scudder Global Blue Chip Portfolio; 0.70% and 0.42%, respectively, for the Scudder New Europe Portfolio; 0.37% and 0.18%, respectively, for the SVS Index 500 Portfolio; 0.90% and 0.40%, respectively, for the SVS INVESCO Dynamic Growth Portfolio; 0.89% and 0.26%, respectively, for the SVS Oak Strategic Equity Portfolio; and 0.98% and 0.32%, respectively, for the SVS Turner Mid Cap Growth Portfolio. The Total Portfolio Annual Expense (Net) figures set forth in the table above reflect the effect of the fee waiver and expense reduction arrangements described above.




 (5)Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2002, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names: SVS MFS Strategic Value (1.15%); SVS INVESCO Dynamic Growth (1.30%), SVS Turner Mid Cap Growth (1.30%), SVS Oak Strategic Equity (1.15%), SVS Davis Venture Value (1.15%), SVS Dreman High Return Equity (0.87%), SVS Focus Value+Growth (0.84%), SVS Eagle Focused Large Cap Growth (1.15%), SVS Dreman Financial Services (0.99%), SVS Janus Growth Opportunities (1.15%), SVS Janus Growth And Income (1.15%), Scudder Aggressive Growth (0.95%), Scudder Technology Growth (0.95%), Scudder Contrarian Value (0.80%), SVS Dreman Small Cap Value (0.84%), Scudder Investment Grade Bond (0.80%), Scudder Strategic Income (1.05%), Scudder Blue Chip (0.95%), SVS Index 500 (0.55%), Scudder New Europe (1.12%) and Scudder Global Blue Chip (1.56%). In addition, for Scudder New Europe and Scudder Global Blue Chip, the investment manager has agreed to limit its management fees to 0.70% and 0.85%, respectively, of such Portfolios for one year, commencing May 1, 2002.


 (6)Other Expenses have been restated to reflect an estimate of current accruals.




 (7)Management fees have been restated to reflect a fee reduction to be effective at the close of the Deutsche Bank/Zurich Scudder transaction in April 2002.




 (8)SVS Janus Growth Opportunities and SVS Janus Growth And Income are only available under Contracts issued on or after May 1, 2000.


 (9)The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because its custodian fees were reduced under an expense offset arrangement.


(10)Certain expenses of the Fund were voluntarily absorbed by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors. After absorption, but excluding any offset arrangement, the Fund's Other Expenses and Total Portfolio Annual Expenses were 0.55% and 1.15%, respectively.


(11)Portfolio became effective and commenced operations 5/1/02, therefore other expenses are estimated and annualized. Actual expenses may be greater or less than shown.

                 PURCHASE OF POLICY AND ALLOCATION OF PREMIUMS

Application for a Policy

   You may apply to purchase a Policy by submitting a written application to us through one of our authorized agents. We will issue Policies to insure people who are 90 years of age or younger. When you apply for a Policy, we will require you to submit evidence of insurability satisfactory to us. If we do not issue a Policy to you, we will return your Premium to you.

   In general, we will deliver your Policy only when (1) we have received your initial Premium and (2) we have determined that your application meets our underwriting requirements. If you are paying Premium from more than one source, we will not issue your Policy until all Premium has been received. The Effective Date will be the effective date of insurance coverage under your Policy. We use the Effective Date to determine Policy Anniversaries, Policy Years, and Deduction Days. The Effective Date usually will be the date when we have received your initial Premium, after satisfaction of the applicable underwriting requirements.

   We will not accept your initial Premium with your application if it exceeds our then-current limit. In other cases, you may choose to pay the initial Premium with your application. If you did not submit your initial Premium with your application, we will require you to pay your entire Premium before we place your insurance in force.

   Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this Prospectus due to individual state requirements are described in supplements which are attached to this Prospectus or in endorsements to the Policy, as appropriate.

   Simplified Underwriting. Under our current underwriting rules, which we may change when and as we decide, proposed Insureds are eligible for simplified underwriting without a medical examination, if the application responses and requested initial Premium meet our simplified underwriting standards. Simplified underwriting is not available if the initial Premium exceeds the limits set in our simplified underwriting standards. For Survivorship Policies, simplified underwriting is available only when the proposed Insureds are husband and wife; both Insureds must meet our simplified underwriting requirements. Simplified underwriting limits may vary by state.

   Standard Underwriting. If you are not eligible for simplified underwriting, we will process your application in accordance with our customary underwriting requirements. While your application is in underwriting, if you have paid your initial Premium we may provide you with temporary life insurance coverage in accordance with the terms of our temporary insurance agreement. Any temporary coverage may not exceed $500,000 plus the amount of your initial Premium. If you did not pay your Premium with your application, we will require you to pay your entire Premium before we place your insurance in force. If you pay Premium through more than one source, e.g., through the rollover of another policy, we will not place your Policy in force until all Premium has been received.

   If we approve your application, you will earn interest and/or investment return on your Premium from the Effective Date. We will also begin to deduct the Policy charges as of the Effective Date.

   If we reject your application, we will not issue you a Policy. We will return any Premium you have paid, adding interest as and at the rate required in your state. We will not subtract any Policy charges from the amount we refund to you.

Premiums

   You must pay an initial Premium to purchase a Policy. You may choose a minimum initial Premium of 90% or 100% of the Guideline Single Premium for your Policy's initial Specified Amount. Your choice will affect your current cost of insurance charge. In addition, if you choose to pay 90%, your Policy will not include our No-Lapse Guarantee. Under either option, the minimum initial Premium is $10,000. We may waive or change this minimum.

   You may pay additional Premiums at any time and in any amount necessary to avoid termination of your Policy. In addition, we will accept any additional Premium at such time as it would not disqualify your Policy as a life insurance contract under the Tax Code. If you wish to repay Policy Debt (if any), you must send written instructions with your payment; otherwise, we will treat any payment received from you as additional Premium.

Allocation of Premiums

   If you pay all or a portion of your initial Premium prior to the Issue Date, we will initially allocate your payment to our Fixed Account. If we approve your application, we will credit interest to that amount at an effective rate of not less than 3% annually for the period from the Effective Date to the Issue Date.

   On the Issue Date, if your state requires us to return your Premium if you cancel your Policy during the free-look period, we will initially allocate your initial Premium (and any interest) to the Scudder Money Market Subaccount. Subsequently, on the Trade Date, we will allocate your Cash Value to the Subaccounts and/or the DCA Fixed Account (if you have selected it for Automatic Dollar Cost Averaging) in accordance with your instructions. The Trade Date will occur on the Valuation Date on or next following fifteen (15) days after the Issue Date.

   In other states, on the Issue Date we will allocate your initial Premium according to your instructions, because the Trade Date will be the same as the Issue Date.

   You must specify your allocation percentages in your Policy application. The total allocation must equal 100%. We will allocate your subsequent Premiums in those proportions, until you give us new allocation instructions. You may change your allocation instructions orally or in writing. Your initial allocation to a Subaccount must equal at least $500. You may not allocate your Cash Value to more than 30 Subaccounts at one time. You may not allocate Premiums to the DCA Fixed Account after the initial Premium.

   We generally will allocate your additional Premiums to the Subaccounts as of the date your Premium is received in our Home Office. We may refuse to accept any Premium that would cause an increase in the Death Benefit, other than a reinstatement Premium. We will make all valuations in connection with the Policy, other than the initial Premium and other Premium payments requiring underwriting, on the date a Premium is received or your request for other action is received at our Home Office, if that date is a Valuation Date, or on the next succeeding Valuation Date.

Cash Value

   Your Cash Value on any Valuation Date is the sum of the value of your interest in the Subaccounts you have chosen, your Fixed Account Value (if any), plus your Loan Account Value (if any). Your Cash Value may increase or decrease daily to reflect the performance of the Subaccounts you have chosen, the addition of interest credited to the Loan Account and the Fixed Account, the addition of Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Cash Value.

   On the Effective Date, your Cash Value will equal the initial Premium less the Monthly Deduction for the first Policy Month.

   The Separate Account Value equals the sum of the Subaccount Values, each of which equals:

       a. The total value of your Accumulation Units in the Subaccount; plus

       b. Any Premium received and allocated to the Subaccount during the current Valuation Period; plus

       c. Any amount transferred to the Subaccount during the current Valuation Period; minus

       d. The pro-rata portion of any Monthly Deduction charged to the Subaccount when the Valuation Period includes a Deduction Day; minus

       e. Any amount transferred from the Subaccount during the current Valuation Period; minus

       f. Any amount withdrawn from the Subaccount during the current Valuation Period; minus

       g. Any amount loaned from the Subaccount during the current Valuation Period.

Accumulation Unit Value

   The Accumulation Unit Value for each Subaccount will vary to reflect the investment experience of the corresponding Portfolio and the deduction of certain expenses. We will determine the Accumulation Unit Value for each Subaccount on each Valuation Date. A Subaccount's Accumulation Unit Value for a particular Valuation Date will equal the Subaccount's Accumulation Unit Value on the preceding Valuation Date multiplied by the Investment Experience Factor for that Subaccount for the Valuation Period then ended.

   The Investment Experience Factor for each Subaccount is (1) divided by (2) minus (3), where:

       (1)is the sum of (a) the net asset value per share of the corresponding Portfolio at the end of the current Valuation Period plus (b) the per share amount of any dividend or capital gains distribution by that Portfolio, if the "ex-dividend" date occurs in that Valuation Period; plus or minus (c) a credit or charge for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Subaccount;

       (2)is the net asset value per share of the corresponding Portfolio at the end of the last prior Valuation Period; and

       (3)is the factor representing the Mortality and Expense Risk Charge.

   You should refer to the prospectuses for the Portfolios which accompany this Prospectus for a description of how the assets of each Portfolio are valued, since that determination directly affects the investment experience of the corresponding Subaccount and, therefore, your Cash Value.

Transfer of Cash Value

   While the Policy is in force before the Maturity Date, you may transfer Cash Value among the Subaccounts in writing or by telephone. We currently do not charge a transfer fee. However, under the Policy we reserve the right to charge a fee of $25 for each transfer in excess of twelve per Policy Year, excluding transfers under our Automatic Dollar Cost Averaging and Automatic Account Rebalancing Programs. You may not transfer Cash Value to the DCA Fixed Account.

   The minimum amount that may be transferred from a single Subaccount is $100, or the remaining value in the Subaccount, if the value that would remain in the Subaccount after the transfer would be less than $500. We reserve the right to waive or change these minimums.

   As a general rule, we only make transfers on days when the New York Stock Exchange ("NYSE") is open for business. If we receive your request on one of those days, we will make the transfer that day. Otherwise, we will make the transfer on the first subsequent day on which the NYSE is open. Transfers pursuant to an Automatic Dollar Cost Averaging or Automatic Account Rebalancing program will be made at the intervals you have selected in accordance with the procedures and requirements we establish. We may suspend, modify, or terminate the transfer provisions.

Transfers Authorized by Telephone

   You may make transfers by telephone, if you so advise us in writing on our authorized forms. The cut off time for telephone transfer requests is 3:00 p.m. Central time. Timely requests will be processed on that day at that day's price. If we receive your request after 3:00 p.m. Central time, we will process your request at the next day's price.

   We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. We may suspend, modify or terminate the telephone transfer privilege at any time without notice.


Market Timing



   This Policy is not designed for professional market timing organizations, or other organizations or individuals engaged in market timing strategies in response to short-term fluctuations in the market, involving frequent transfers, or transfers representing a substantial percentage of the assets of any Subaccount. You should not purchase the Policy if you intend to engage in such market timing strategies. Market timing strategies may be disruptive to the Subaccounts and may be detrimental to Owners. Further, these short-term strategies are particularly inappropriate for attaining long-term retirement goals or for the protection of heirs. Consequently, we reserve the right, at our sole discretion and without prior notice, to take action when we identify market-timing strategies detrimental to Owners.

Automatic Dollar Cost Averaging



   Under our Automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount monthly, quarterly, semiannually, or annually to the Subaccounts of your choice in accordance with the procedures and requirements we establish. The transfers will continue until you instruct us to stop, or until your chosen source of transfer payments is exhausted. The minimum Automatic Dollar Cost Averaging transfer is $100 per transfer. Upon early termination of your Automatic Dollar Cost Averaging program, we will allocate the remaining amount from your source account to the Subaccounts in accordance with your instructions in our files, unless you have given us new instructions.

   You may make Automatic Dollar Cost Averaging transfers from any Subaccount. At issue, you may choose to allocate some or all of your initial Premium to the Scudder Money Market II Subaccount or to the DCA Fixed Account, for purposes of participating in the Automatic Dollar Cost Averaging Program. Amounts allocated to the Scudder Money Market II Subaccount or the DCA Fixed Account must be transferred to other Subaccounts by the first Policy Anniversary.

   The Scudder Money Market II Subaccount invests in the Scudder Money Market Portfolio. However, the Mortality and Expense Risk Charge is not charged to this Subaccount.

   We offer two DCA Fixed Account options in connection with the Automatic Dollar Cost Averaging Program: a six-month option and a twelve-month option. Amounts designated for one of these options will be transferred to the Subaccounts within six months or twelve months of the Effective Date, as appropriate. Until they are transferred, they will accrue interest at the rate we declare. We may declare different rates for the six-month and the twelve-month options. In our discretion, we may change the DCA Fixed Account options that we offer under the Policy. For more information, see "The DCA Fixed Account".

   Your request to participate in this program will be effective when we receive your completed application at our Home Office. Call or write us for a copy of the application and additional information concerning the program. You may not use Automatic Dollar Cost Averaging and Automatic Account Rebalancing at the same time. We may change, terminate, limit or suspend Automatic Dollar Cost Averaging at any time.

   The theory of automatic dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount will purchase more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program; nor will it prevent or necessarily reduce losses in a declining market. Moreover, other investment programs may not work in concert with Automatic Dollar Cost Averaging. Therefore, you should monitor your use of these programs, as well as other transfers or withdrawals, while Automatic Dollar Cost Averaging is being used.

Automatic Account Rebalancing

   Automatic Account Rebalancing allows you to readjust the percentage of your Cash Value allocated to each Subaccount to maintain a pre-set level. Over time, the variations in each Subaccount's investment results will shift the balance of your Cash Value allocations. Under the Automatic Account Rebalancing feature, we periodically will transfer your Cash Value, including new Premiums (unless you specify otherwise), back to the percentages you specify in accordance with the procedures and requirements we establish. You may select the Subaccounts to include in an Automatic Account Rebalancing program.

   You may request Automatic Account Rebalancing when you apply for your Policy or by submitting a completed written request to us at our Home Office. You may not use Automatic Account Rebalancing and Automatic Dollar Cost Averaging at the same time. We may change, terminate, limit or suspend Automatic Account Rebalancing at any time. Please call or write us for a copy of the request form and additional information concerning Automatic Account Rebalancing.

   Automatic Account Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Cash Value allocated to the better performing segments. Other investment programs may not work in concert with Automatic Account Rebalancing. Therefore, you should monitor your use of these programs, as well as other transfers or withdrawals, while Automatic Account Rebalancing is being used. We may change, terminate, limit or suspend Automatic Account Rebalancing at any time.

                              INVESTMENT OPTIONS



Separate Account Investments: the Portfolios.

   Each of the Subaccounts invests in the shares of one of the Portfolios. Each Portfolio is an open-end management investment company or a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). We briefly describe the Portfolios below. You should read the current prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a prospectus for a Portfolio, contact us and we will send you a copy.

   Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income, gains, and losses of one Portfolio have no effect on the investment performance of any other Portfolio.

   The Portfolios which currently are the permissible investments of the Separate Account under this Policy are the following registered investment companies or separate series thereof:

      .  The Alger American Fund


      .  Credit Suisse Trust (formerly Credit Suisse Warburg Pincus Trust)


      .  Dreyfus Investment Portfolios

      .  The Dreyfus Socially Responsible Growth Fund, Inc.

      .  INVESCO Variable Investment Funds, Inc.


      .  Scudder Variable Series I (Class A Shares)



      .  Scudder Variable Series II


   The investment objectives of the Portfolios are briefly described below.

Portfolios of The Alger American Fund

   Alger American Balanced Portfolio seeks current income and long-term capital appreciation.

   Alger American Leveraged AllCap Portfolio seeks long-term capital appreciation.


Portfolios of Credit Suisse Trust (formerly Credit Suisse Warburg Pincus Trust)



   Credit Suisse Trust--Emerging Markets (formerly Credit Suisse Warburg Pincus Trust-Emerging Markets) Portfolio seeks long-term growth of capital by investing in equity securities of emerging markets.



   Credit Suisse Trust--Global Post-Venture Capital (formerly Credit Suisse Warburg Pincus Trust-Global Post-Venture Capital) Portfolio seeks long-term growth of capital by investing primarily in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development.


Dreyfus Investment Portfolios (Initial Share Class)

   Dreyfus I.P. MidCap Stock Portfolio seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400(R) Index.

The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)

   The Fund's primary goal is to provide capital growth, with current income as a secondary goal by investing in common stocks of companies that, in the opinion of the Fund's management, not only meet traditional investment standards, but also conduct their business in a manner that contributes to the enhancement of the quality of life in America.

INVESCO Variable Investment Funds, Inc.

   INVESCO VIF-Utilities Fund seeks capital appreciation and income by investing primarily in companies engaged in the utilities sector.


Portfolios of Scudder Variable Series I (Class A Shares)



   Scudder 21st Century Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies.



   Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program.



   Scudder Global Discovery Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.



   Scudder Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income.



   Scudder Health Sciences Portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector.



   Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.



Portfolios of Scudder Variable Series II



   Scudder Aggressive Growth Portfolio seeks capital appreciation through the use of aggressive investment techniques.



   Scudder Blue Chip Portfolio seeks growth of capital and income.



   Scudder Contrarian Value Portfolio seeks to achieve a high rate of total return.



   Scudder Global Blue Chip Portfolio seeks long-term capital growth.



   Scudder Government Securities Portfolio seeks high current income consistent with preservation of capital.



   Scudder Growth Portfolio seeks maximum appreciation of capital.



   Scudder High Yield Portfolio seeks to provide a high level of current income.



   Scudder International Select Equity (formerly Scudder International Research) Portfolio seeks capital appreciation.



   Scudder Investment Grade Bond Portfolio seeks high current income.



   Scudder Money Market Portfolio seeks maximum current income to the extent consistent with stability of principal.



   Scudder New Europe Portfolio seeks long-term capital appreciation.



   Scudder Small Cap Growth Portfolio seeks maximum appreciation of investors' capital.



   Scudder Strategic Income Portfolio seeks high current return.



   Scudder Technology Growth Portfolio seeks growth of capital.

   Scudder Total Return Portfolio seeks high total return, a combination of income and capital appreciation.



   SVS Davis Venture Value Portfolio (formerly SVS Venture Value) seeks growth of capital.





   SVS Dreman Financial Services Portfolio seeks to provide long-term capital appreciation.



   SVS Dreman High Return Equity Portfolio seeks to achieve a high rate of total return.



   SVS Dreman Small Cap Value Portfolio (formerly Scudder Small Cap Value) seeks long-term capital appreciation.



   SVS Eagle Focused Large Cap Growth Portfolio (formerly SVS Focused Large Cap Growth) seeks growth through long-term capital appreciation.



   SVS Focus Value+Growth Portfolio seeks growth of capital through a portfolio of growth and value stocks. A secondary objective of the Portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.



   SVS Index 500 Portfolio seeks returns that, before expenses, correspond to the total return of U.S. common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index.*



   SVS INVESCO Dynamic Growth Portfolio (formerly SVS Dynamic Growth) seeks long-term capital growth.



   SVS Janus Growth And Income Portfolio (formerly SVS Growth And Income) seeks long-term capital growth and current income.



   SVS Janus Growth Opportunities Portfolio (formerly SVS Growth Opportunities) seeks long-term growth of capital in a manner consistent with the preservation of capital.





   SVS MFS Strategic Value Portfolio seeks capital appreciation.



   SVS Oak Strategic Equity Portfolio (formerly SVS Strategic Equity) seeks long-term capital growth.



   SVS Turner Mid Cap Growth (formerly SVS Mid-Cap Growth) Portfolio seeks capital appreciation.


   Not all Subaccounts may be available under your Policy. You should contact your representative for further information on the availability of the Subaccounts.

   Fred Alger Management, Inc. serves as the investment adviser for the Alger American Leveraged AllCap Portfolio and the Alger American Balanced Portfolio.


   Credit Suisse Asset Management, LLC is the investment adviser for the two available Portfolios of the Credit Suisse Trust (formerly Credit Suisse Warburg Pincus Trust). Abbott Capital Management LLC serves as sub-adviser for the private-equity portfolio portion of the Credit Suisse Trust-Global Post-Venture Capital Portfolio (formerly Credit Suisse Warburg Pincus Trust-Global Post-Venture Capital Portfolio).


   The Dreyfus Corporation is the investment adviser for the Dreyfus I.P. Midcap Stock Portfolio and The Dreyfus Socially Responsible Growth Fund, Inc. NCM Capital Management Group, Inc. serves as the sub-adviser for The Dreyfus Socially Responsible Growth Fund, Inc.

   INVESCO Funds Group, Inc. serves as the investment adviser for the available Portfolio of the INVESCO Variable Investment Funds, Inc.


   Deutsche Investment Management Americas, Inc. ("DeIM") is the investment manager for the six available Portfolios of Scudder Variable Series I and the twenty-eight available Portfolios of Scudder Variable Series II.

   Dreman Value Management L.L.C. ("DVM") serves as sub-adviser for the SVS Dreman High Return Equity Portfolio, the SVS Dreman Financial Services Portfolio, and the value portion of the SVS Focus Value+Growth Portfolio. Under the terms of the Sub-Advisory Agreement between DeIM and DVM for each Portfolio, DVM manages the investment and reinvestment of each Portfolio's assets in accordance with its investment objectives, policies and limitations and subject to the supervision of DeIM and the Board of Trustees.

--------

* "Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Investment Management Americas, Inc. The SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes norepresentation regarding the advisability of investing in the Portfolio. Additional information may be found in the Portfolio's Statement of Additional Information.





   Eagle Asset Management, Inc. ("Eagle") is the sub-adviser for the SVS Focused Large Cap Growth Portfolio. Under the terms of a Sub-Advisory Agreement with DeIM, Eagle will handle day-to-day investment and trading functions for the SVS Focused Large Cap Growth Portfolio under the guidance of DeIM.



   Janus Capital Corporation ("Janus") serves as the sub-adviser for the SVS Growth And Income Portfolio and the SVS Growth Opportunities Portfolio. Under the terms of Sub-Advisory Agreements with DeIM, Janus will handle day-to-day investment and trading functions for the SVSGrowth And Income Portfolio and the SVS Growth Opportunities Portfolio under the guidance of DeIM.



   Massachusetts Financial Services Company serves as the sub-adviser for the SVS MFS Strategic Value Portfolio.


   We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Subaccounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Subaccounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. You should carefully review the Portfolios' prospectuses before allocating amounts to the Subaccounts.

   Each Portfolio is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying prospectuses of the Portfolios for further information.

   We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Subaccount are separate and are credited to or charged against the particular Subaccount without regard to income, gains or losses from any other Subaccount or from any other part of our business. We will use the Premiums you allocate to a Subaccount to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

   Some of the Portfolios have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.

   Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity policies. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the attendant expenses.

Voting Rights

   As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Subaccounts to which you have allocated your Cash Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

   As a general rule, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

   If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote the shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Owners.

   We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

   In addition, we may disregard voting instructions given by Owners with respect to proposed changes in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

   This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from Owners, and we may choose to do so.

Additions, Deletions, and Substitutions of Securities

   If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution will comply with the requirements of the 1940 Act.

   We also reserve the right to make the following changes in the operation of the Separate Account and the Subaccounts:

      (a) to operate the Separate Account in any form permitted by law;

      (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

      (c) to transfer assets from one Subaccount to another, or from any Subaccount to our general account;

      (d) to add, combine, or remove Subaccounts in the Separate Account;

      (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, as described in "Charges and Deductions--Separate Account Charges" below; and

      (f) to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies.

   If we deem it to be in the best interests of persons having voting interest under the Policies, the Separate Account may be (a) operated as a management company under the 1940 Act, (b) deregistered under the 1940 Act if such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may also transfer assets of the Separate Account to another separate account, or to our General Account.

   If we take any of these actions, we will comply with the then applicable legal requirements.

The DCA Fixed Account

   The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933, as amended ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interest in the Fixed Account is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

   You may allocate part or all of your initial Premium to the DCA Fixed Account, to be transferred subsequently to the Subaccounts under our Automatic Dollar Cost Averaging program. In addition, we allocate your initial Premium to our Fixed Account for the period prior to the Issue Date, if you pay all or a portion of your initial Premium prior to the Issue Date. No other Fixed Account option currently is available under the Policy. We reserve the right to discontinue offering or to offer additional Fixed Account options under the Policy, in accordance with applicable law.

   The interest rate credited to amounts allocated to the Fixed Account, including the DCA Fixed Account, will be shown in your Policy. We may change the rate credited to new Policies at any time in our discretion. We set interest rates in accordance with then current market conditions and other factors.

   Amounts allocated to the Fixed Account become part of the general account of KILICO. KILICO invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

                          POLICY BENEFITS AND RIGHTS

Death Benefit

   While your Policy is in force, we will pay the Death Benefit proceeds upon the death of the Insured or, if your Policy is a Survivorship Policy, upon the death of the second Insured to die. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or, if none survives, to contingent Beneficiary(ies). We will pay the Death Benefit proceeds in a lump sum or apply them under the Policy's settlement options, which are described in "Settlement Option Payments".

   The Death Benefit proceeds payable to the Beneficiary equal the Death Benefit, less any Policy Debt and less any due and unpaid charges. We will determine the amount of the Death Benefit proceeds as of the end of the Valuation Period following the date of death of the Insured (or second Insured). We must receive due proof of death within 60 days after the death of an Insured, or as soon thereafter as reasonably possible. We usually will pay the Death Benefit proceeds within seven days after we have received all required documentation. Payment may be postponed in certain circumstances. See "Postponement of Payments".

   The Death Benefit generally is the greater of: (1) the Specified Amount; or
(2) the Cash Value at the date of death multiplied by a factor from the table of death benefit factors. The death benefit factors in the table reflect the "corridor percentages" for the guideline premium test under the Tax Code.

   We set the death benefit factors so as to ensure that Policies will qualify for favorable tax treatment. The death benefit factors vary according to the age of the Insured. Under this formula, an increase in Cash Value due to favorable investment experience may increase the Death Benefit above the Specified Amount, and a decrease in Cash Value due to unfavorable investment experience may reduce the Death Benefit (but not below the Specified Amount). However, as explained in "No-Lapse Guarantee and Grace Period" and "Termination" below, if your Policy's Net Surrender Value is insufficient to cover a Monthly Deduction when due, the Death Benefit may be reduced to equal your total Premium payments (less any prior withdrawals of Premium) or, if you have any outstanding Policy Debt, your Policy may lapse.

Examples:

                                               Example A Example B
                                               --------- ---------
              Specified Amount................ $100,000  $100,000
              Insured's Age...................       60        60
              Cash Value on Date of Death..... $ 80,000  $ 50,000
              Applicable Death Benefit Factors      130%      130%
              Death Benefit................... $104,000  $100,000


   In Example A, the Death Benefit equals $104,000, i.e., the greater of $100,000 (the Specified Amount) and $104,000 (the Cash Value at the date of death of $80,000, multiplied by the corridor percentage of 130%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

   In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Specified Amount) or $65,000 (the Cash Value of $50,000 multiplied by the corridor percentage of 130%).

   As explained in more detail in "Federal Tax Considerations", we have structured the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Tax Code. As a result, the Death Benefit ordinarily will be excluded from the gross income of the Beneficiary, and any growth in the Cash Value of the Policy will not be taxable until distributed. However, because the Policy generally will be treated as a modified endowment contract for tax purposes, withdrawals and Policy Debt will be treated as coming first from any gain under your Policy, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, a ten percent federal penalty tax may apply to the taxable portion of the distributions received before age 59 1/2. For advice about the tax consequences of purchasing a Policy or your specific circumstances, please consult your tax adviser.

Accelerated Death Benefit Rider

   You may request payment of a portion of the Death Benefit as an Accelerated Death Benefit if the Insured becomes terminally ill. You generally may request an Accelerated Death Benefit of up to the lesser of 50% of the existing Death Benefit or $250,000. Before we pay your Accelerated Death Benefit, we will deduct a $150 administrative fee and an amount sufficient to repay any outstanding Policy Debt. In approved states, the Accelerated Death Benefit Rider will be issued with all Policies at no extra Premium.

   If you request an Accelerated Death Benefit, the balance of the Death Benefit is payable upon the Insured's death. We will reduce the Death Benefit payment by the amount previously paid, increased to reflect the early payment of a portion of the Death Benefit under this Rider. You may request an Accelerated Death Benefit only once. Under Survivorship Policies, the Accelerated Death Benefit may not be requested until after the death of one of the Insureds. The total Accelerated Death Benefits available under all life insurance policies issued to you by us or our affiliates is $250,000.

   In general, the tax treatment of accelerated death benefits is the same as the tax treatment of the Death Benefit, as described in "Federal Tax Considerations". Please consult your tax adviser for more information.

Policy Loans

   While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. You may borrow up to 90% of the Surrender Value of your Policy as of the end of the Valuation Period in which we receive your loan request. Any outstanding Policy Debt will count against that limit. Thus, for example, if the Surrender Value of your Policy was $100,000 and you already had $50,000 in Policy Debt outstanding, you could borrow an additional $40,000 ($100,000X90%-$50,000). The minimum loan amount is $1,000. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

   You may realize taxable income when you take a Policy Loan. In most instances, a Policy is treated as a "modified endowment contract" for federal tax purposes. As a result, Policy Loans are treated as withdrawals for tax purposes, and the amount of the loan equal to any increase in your Cash Value may be treated as taxable income to you. In addition, you may also incur an additional ten percent federal penalty tax. You should also be aware that interest on Policy Loans is generally not tax deductible. On the other hand, although a Policy Loan is treated as a withdrawal for tax purposes, it is treated differently for Policy purposes. For example, under the Policy, a Policy Loan, unlike a partial withdrawal, does not reduce the Specified Amount. Accordingly, before you take a Policy Loan, you should consult your tax adviser and carefully consider the potential impact of a Policy Loan on your rights and benefits under the Policy.

   While the Policy remains in force, you may repay a Policy Loan in whole or in part without any penalty at any time while the Insured is living.

   The loan interest rate on all Policy Loans will be 5.50% per year compounded daily. Interest not paid will be charged on a daily basis and will be added to the Policy Debt on this Policy and bear interest at the same rate.

   When we make a Policy Loan to you, an amount equal to the Loan will be transferred from the Subaccounts to the Loan Account until the loan is repaid. Unless you instruct us otherwise, the amount of the Loan will be deducted pro rata from the Subaccounts and DCA Fixed Account based on their relative Subaccount Values or DCA Fixed Account Values under your Policy. As explained in "No-Lapse Guarantee and Grace Period" below, if the Policy Debt outstanding under your Policy should ever equal or exceed the Net Surrender Value, your Policy will enter the grace period and may terminate if you do not pay sufficient additional Premium. We reserve the right to not permit you to borrow Cash Value derived from Premium paid in the form of a check or draft for up to 30 days after we deposit that check or draft.

   We will credit interest at an annual rate of 3.50% to your Loan Account Value that is not attributable to "Preferred Loans." As to any Loan Account Value attributable to "Preferred Loans", we currently credit interest at an annual rate of 5.50%. We may change that rate, but we will never reduce it to less than 3.5% annually. We will classify as "Preferred Loans" the portion of your total Loan Account Value equal to the difference between your Policy's Cash Value minus total Premiums paid (net of all prior withdrawals of Premium). If you purchase your Policy in exchange for a policy with another insurance company, we will accept up to 50% of the Cash Value as a rollover loan. We will treat the rollover loan as a Preferred Loan.

   A Policy Loan, whether or not repaid, will have a permanent effect on the Cash Value because the investment results of each Subaccount will apply only to the amounts remaining in those Subaccounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts earn more than the annual interest rate for amounts held in the Loan Account, your Cash Value will not increase as rapidly as it would if you had not taken a Policy Loan. If the Subaccounts earn less than that rate, then your Cash Value will be greater than it would have been if you had not taken a Policy Loan. Also, if you do not repay a Policy Loan, your Policy Debt will be subtracted from the Death Benefit and Surrender Value otherwise payable.

Amount Payable on Surrender of the Policy

   While your Policy is in force, you may fully surrender your Policy. Upon surrender, we will pay you the Net Surrender Value determined as of the day we receive your written request at our Home Office. Your Policy will terminate on the day we receive your written request. We may require that you give us your Policy document before we pay you the surrender proceeds. Before we pay a full surrender, you must provide us with tax withholding information.

   The Net Surrender Value equals the Cash Value less any applicable Withdrawal Charge, less any outstanding Policy Debt. We also will deduct the $30 Records Maintenance Charge, if it would otherwise be due at the end of the current Policy Year. We will determine the Net Surrender Value as of the end of the Valuation Period during which we received your request for surrender. We generally will pay you the surrender proceeds of the Policy within seven days of our receiving your complete written request or on the effective surrender date you have requested, whichever is later. The determination of the Withdrawal Charge is described in "Withdrawal Charge".

   You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Option Payments". The tax consequences of surrendering the Policy are discussed in "Federal Tax Considerations".

Partial Withdrawals

   You may receive a portion of the Surrender Value of your Policy by making a partial withdrawal from your Policy. Your request may be by telephone or in writing. If you request a partial withdrawal by telephone, however, the amount withdrawn may not exceed our limit, which currently is $10,000; larger requests must be in writing. All partial withdrawals requested by telephone will be sent only to the address of record of the Owner. Your request, whether written or telephonic, will be effective on the date we receive it at our Home Office, provided we receive it before 3:00 p.m. Central time. If we are not provided with tax withholding information, we will withhold taxes from the amount withdrawn at the rate required by law. We reserve the right to change the terms of telephonic withdrawals, including our limit, at any time.

   When you request a partial withdrawal, we will pay you the amount requested and subtract the amount requested plus any applicable Withdrawal Charge from your Cash Value. We may waive the Withdrawal Charge on some or all of your partial withdrawal. The determination of the Withdrawal Charge is described in "Withdrawal Charge".

   You may specify how much of your partial withdrawal you wish taken from each Subaccount and the DCA Fixed Account. The amount requested from a specific option may not exceed the value of that option less any applicable Withdrawal Charge. If you do not specify the option from which you wish to take your partial withdrawal, we will take it pro rata from the Subaccounts and the DCA Fixed Account.

   You may take an unlimited number of partial withdrawals each Policy Year. The minimum withdrawal amount is $100 or the amount that remains in the Subaccount if less. The minimum balance in the Subaccount after the withdrawal is $500 unless the total Subaccount Value is withdrawn. If a partial withdrawal would reduce your Policy's Net Surrender Value below $5,000, we will treat your request as a request to surrender your Policy.

   When you take a partial withdrawal, your Specified Amount will decrease in proportion to the resulting reduction in Cash Value. We will notify you of the new Specified Amount. We will not permit a partial withdrawal that would reduce the Specified Amount below the minimum specified in your Policy.

   Partial withdrawals generally will be subject to income tax and may be subject to a ten percent federal penalty tax. The tax consequences of partial withdrawals are discussed in "Federal Tax Considerations".

Systematic Withdrawals

   You may enroll in our systematic withdrawal program by sending a completed enrollment form to our Home Office. You may choose between payout schedules of monthly, quarterly, semiannually or annually. You may specify the amount of the withdrawal, the day of the month for each scheduled payment, and the Fixed Account or the Subaccount(s) from which the withdrawal will be taken. You may start, stop, increase, or decrease payment at any time. The minimum withdrawal amount is $100.

   We will treat systematic withdrawals in the same way as other partial withdrawals in applying the Withdrawal Charge. In our discretion we may stop paying systematic withdrawals if your Cash Value falls below our current minimum. We reserve the right to modify or suspend the systematic withdrawal program. In our discretion, any change may apply to existing systematic plans. Write us at the address shown on the first page of this Prospectus or call us at (800) 621-5001 for more information about our systematic withdrawal program.

Settlement Option Payments

   General. We will pay the Surrender Value or Death Benefit proceeds under the Policy in a lump sum or under one of the settlement options that we then offer. The option selected must result in a payment that is at least equal to our minimum payment, according to our rules, at the time the settlement option is chosen. If at any time the payments are less than the minimum payment, we have the right to increase the period between payments to quarterly, semi-annually, or annually so that the payment is at least equal to the minimum payment, or to make payment in one lump sum.

   The amount of the payments under a settlement option are based on:

      .  the settlement option table specified in the Policy;

      .  the selected settlement option; and

      . the investment performance of the selected Subaccount(s) (if variable payments are chosen).

   Under each settlement option, you and/or the payee may choose fixed payments or variable payments or a combination of the two, except that only fixed payments are available under Option 1. If fixed payments are chosen, the payee receives a fixed amount each month determined in accordance with the settlement option you have chosen. If variable payments are chosen, the payee receives the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected by the payee. The amount of each payment varies accordingly. If you do not provide instructions, we will initially apply your Separate Account Value to variable payments and any Fixed Account Value to fixed payments. The payee may change the Subaccounts or the relative weighting of the Subaccounts on which variable payments are based, or increase the portion of each payment that is a fixed payment, subject to certain limitations, as described below under "Settlement Option Payments--Transfers". Before choosing variable payments, you should consider whether the allocation of proceeds among the Subaccounts for your periodic payments is the alternative best suited to your needs.

   You may request a settlement option by writing to us at our Home Office before the death of the Insured. If you change the Beneficiary, the existing choice of settlement option will become invalid and you may either notify us that you wish to continue the pre-existing choice of settlement option or select a new one. We will issue a supplementary contract reflecting the terms of the settlement option chosen. If payment is made as a Death Benefit distribution, the effective date of the supplementary agreement will be the date of death. Otherwise, you may choose the effective date.

   Settlement Options. The following settlement options are available under the
Policy:

      Option 1--Fixed Installment Annuity. We will make monthly payments for a fixed number of installments. Payments must be made for at least 5 years, but not more than 30 years.

      Option 2--Life Annuity. We will make monthly payments while the payee is alive. It is possible for the payee to receive only one payment if the payee dies before the second payment is due.

      Option 3--Life Annuity with Installments Guaranteed. We will make monthly payments for a guaranteed period and thereafter while the payee is alive. The guaranteed period must be selected at the time the settlement option is chosen. The guaranteed periods available are 5, 10, 15, and 20 years.

      Option 4--Joint and Survivor Annuity. We will pay the full monthly income while both payees are alive. Upon the death of either payee, we will continue to pay the surviving payee a percentage of the original monthly payment. The percentage payable to the surviving payee must be selected at the time the settlement option is chosen. The percentages available are 50%, 66 2/3%, 75%, and 100%. It is possible for the payees to receive only one payment if they both die before the second payment is due.

   Other Options. We may make other settlement options available. Payments are also available on a quarterly, semi-annual or annual basis.

   When the payee dies under Options 1 and 3, we will pay the commuted value of any unpaid installments in a lump sum to the estate of the payee, unless the supplementary agreement provides otherwise. We will determine the commuted amount based upon an interest rate of not less than 2.5%. You may not withdraw Cash Value once we begin making payments to you under any settlement option involving payments to the payee for life or any combination of payments for life and a minimum guaranteed payment period, such as Options 2, 3, and 4.

   Amount of Payment. The amount applied to a settlement option will equal the Cash Value on the first day preceding the date when the first annuity payment is due, less any applicable Withdrawal Charge and Records Maintenance Charge. The remainder will be used to determine the fixed or variable payment in accordance with the appropriate Settlement Option Table.

   The amount of each fixed payment is determined by multiplying the amount applied to the settlement option by the appropriate settlement option rate. We will use a rate at least as high as the rate shown in the appropriate Settlement Option Table. These tables show the monthly payment for each $1,000 of Cash Value allocated to fixed payments. The amount of each subsequent fixed payment does not change regardless of investment, mortality or expense experience.

   The amount of the first variable payment also is determined from the Settlement Option Tables, based on the Cash Value allocated to variable payments. Subsequent variable payments are determined by multiplying the number of Annuity Units in each Subaccount chosen by the payee times the Annuity Unit Value of each such Subaccount at the end of the Valuation Period that includes the date on which each variable payment is made. The first variable payment is divided by the Annuity Unit Value as of the Annuity Date to establish the number of Annuity Units representing each variable payment. We determine the number of Annuity Units separately for each Subaccount on which variable payments are based. This number does not change, unless the payee makes a transfer as described in "Settlement Option Payments--Transfers" below.

   The guaranteed monthly payments shown in the Settlement Option Tables are based on an interest rate of 2.50% per year and, where mortality is involved, the "1983 Table a", an individual mortality table developed by the Society of Actuaries, projected using Projection Scale G. Interest under a settlement option begins to accrue on the effective date of the supplementary agreement. If the effective date determined as described above would be the 29th, 30th or 31st day of a month, the 28th day of that month will be deemed the effective date.

   Transfers. While variable payments are being made under a settlement option, the payee may request, in writing, to change the Subaccounts or the relative weighting of the Subaccounts on which variable payments are based, or the relative proportions of variable and fixed payments. These changes may be effected by transferring Annuity Unit Value from one Subaccount to another or to fixed payments, or by making transfers from fixed payments to the Subaccounts. This type of transfer is subject to the following limitations:

      . The payee may make only one transfer during each twelve month period beginning on the date of the first annuity payment and each anniversary of that date.

      . We must receive the payee's written request at least 30 days before the effective date of the transfer.

      . Each transfer must consist of at least $1,000 of Annuity Unit Value or annuity reserve value. After the transfer, at least $1,000 of Annuity Unit Value or annuity reserve value must remain in the account from which the transfer was made, unless the entire amount is transferred.

      . After the transfer, the payee's variable payments may not be based on more than three Subaccounts.

   We will execute transfers using values as of the end of the Valuation Period preceding the effective date of the transfer. Transfers among the Subaccounts and transfers from fixed to variable payments will be effected at the Annuity Unit Value of the relevant Subaccounts. Transfers from variable to fixed payments will be based in part on the present value of the remaining payments under the chosen option, and will reflect the differences in the interest rates used to calculate fixed and variable payments. The method for calculating these transfers is described in more detail in the Policy. We may suspend, change or terminate the transfer privilege at any time.

   Annuity Unit Value. Annuity Unit Value is determined independently for each Subaccount. Annuity Unit Value for any Valuation Period is:

      .  Annuity Unit Value for the immediately preceding Valuation Period;
         times

      .  the net investment factor for the current Valuation Period; times

      . an interest factor of .99993235 per calendar day of the current Valuation Period in order to offset the effect of the assumed rate of 2.50% per year used in the Policy's Settlement Option Tables.

   The net investment factor for a Subaccount for any Valuation Period is:

      (1) the sum of (a) the net asset value per share of the corresponding Portfolio at the end of the current Valuation Period; plus (b) the per share amount of any dividend or capital gains distribution by that Portfolio, if the "ex-dividend" date occurs in that Valuation Period; plus or minus (c) a credit or charge for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Subaccount; divided by

      (2) the net asset value per share of the corresponding Portfolio at the end of the last prior Valuation Period.

   A 2.50% per annum rate of investment earnings is assumed by the Policy's Settlement Option Tables. Under the formula for determining Annuity Unit Value, if the actual net investment earnings rate on the selected Subaccounts exceeds 2.50% per annum, variable payments increase accordingly. Conversely, if the actual earnings rate is less than 2.50% per annum, variable payments decrease.

   Annuity Reserve Value. Annuity reserve value is used in calculating transfers from variable payments to fixed payments. Annuity reserve value equals:

      (1) the number of Annuity Units transferred from a Subaccount; times

      (2) the Annuity Unit Value for that Subaccount; times

      (3) the present value of $1.00 per payment period using the attained age of the payee(s) and any remaining unpaid guaranteed payments at the time of the transfer.

No-Lapse Guarantee and Grace Period

   Under our No-Lapse Guarantee, we guarantee that your Policy will remain in force regardless of changes in the Net Surrender Value, provided you have no outstanding Policy Debt. If the Net Surrender Value of your Policy is less than the Monthly Deduction for the next month, your Policy will enter the Grace Period. The Grace Period lasts 61 days. If the Insured dies during the Grace Period, the Death Benefit will be the amount determined as described in "Death Benefit", less any due and unpaid Monthly Deduction or other charge.

   During the Grace Period, you may pay additional Premium or loan repayment without evidence of insurability to keep your Policy in force. Your payment must equal at least three Monthly Deductions. No payment is required, however. This Grace Period will begin on the day we mail notice of the Grace Period to your last known address.

   If the No-Lapse Guarantee is in effect under your Policy and you do not pay sufficient additional Premium or loan repayment, your Policy will remain in force, but the amount paid upon death of the Insured after the Grace Period will be limited to the return of Premium paid (less any prior withdrawals of Premium). You may restore the Specified Amount, however, by complying with the reinstatement provisions. The No-Lapse Guarantee applies to your Policy unless:
(a) you paid 90% of the Guideline Single Premium for your Policy or (b) your Policy has outstanding Policy Debt.

   If the No-Lapse Guarantee does not apply to your Policy and the Net Surrender Value of your Policy is less than the Monthly Deduction for the next month, your Policy also will enter the Grace Period, as described above. However, if you do not make the required payment, your coverage will terminate at the end of the Grace Period. You may reinstate your coverage by complying with the reinstatement provisions.

Termination

   The Policy will terminate and life insurance coverage will end when one of the following events first occurs:

      (a) you surrender your Policy;

      (b) the Insured dies or, for Survivorship Policies, the Surviving Insured dies;

      (c) the Policy matures;

      (d) the Grace Period ends and there is Policy Debt outstanding; or

      (e) the Grace Period ends and you paid 90% of the Guideline Single Premium for your Policy.

Maturity Benefit and Extended Maturity

   In certain states, if the Insured is still living and your Policy is in force on the Maturity Date, we will pay you a Maturity Benefit. The Maturity Benefit will equal the Net Surrender Value on the Maturity Date. The Maturity Date is the Policy Anniversary nearest the Insured's 100th birthday. For Survivorship Policies, the Maturity Date is the Policy Anniversary nearest the younger Insured's 100th birthday.

   In states where approved, the Extended Maturity Rider will be issued with all Policies at no extra Premium. Under this Rider, you may choose from year to year to extend the Maturity Date for one year intervals. During the extension period, you may not take partial withdrawals or additional Policy Loans and the Death Benefit is the Cash Value. In addition, during the extension period, we will not charge the cost of insurance charge. We will, however, continue to charge other charges under your Policy, including the Mortality and Expense Risk Charge, even though there no longer will be a mortality risk under your Policy. We will continue to impose this charge because this charge reflects our expectations to the mortality risks and the amount of such charges expected to be paid under all Policies, including Policies covered by Extended Maturity Riders.

   All other riders still active end at the Policy Anniversary nearest the Insured's 100th birthday (or, for Survivorship Policies, at the Policy Anniversary nearest the younger Insured's 100th birthday). The tax treatment of the Maturity Benefit and the Extended Maturity Rider is discussed in "Treatment of Maturity Benefits and Extension of Maturity Date".

Reinstatement

   If your coverage has been reduced pursuant to our No-Lapse Guarantee or has lapsed due to insufficient Cash Value (see "No-Lapse Guarantee and Grace Period" above), you may reinstate coverage by complying with the conditions described below. After reinstatement, your Policy will be in force and the minimum Death Benefit will equal the Specified Amount in effect before your coverage was reduced or lapsed. To reinstate your Policy, you must apply to us within three years of the end of the most recent Grace Period and meet the following conditions:

      (1) Provide evidence of insurability satisfactory to us;

      (2) Pay the unpaid Monthly Deductions due during the expired Grace Period;

      (3) Pay at least sufficient additional Premium to keep your Policy in force for three months; and

      (4) Pay or reinstate any Policy Debt that existed at the date of lapse.

   The effective date of reinstatement of a Policy will be the Deduction Day that coincides with or next follows the date on which we approve your application for reinstatement. You may not reinstate a Policy that has been surrendered. Under Survivorship Policies, if one of the Lives Insured dies during the lapse, upon payment of the reinstatement Premium the Policy will be reissued as a single life permanent policy.

   The suicide and incontestability provisions will apply from the effective date of reinstatement.

Cancellation (Free-Look Period)

   In many states, you may cancel your Policy by returning it to us within ten days after you receive it. In some states, however, this free-look period may be longer, as provided by state law. If you return your Policy, the Policy terminates and we will pay you your Cash Value or, in some states, an amount equal to your Premium (less any Policy Debt). We will pay the refund within seven days of receiving your request. No Withdrawal Charge is imposed upon return of a Policy within the free-look period. This free-look right may vary in certain states in order to comply with the requirements of state insurance laws and regulations. Accordingly, you should refer to your Policy for specific information about your circumstances.

Postponement of Payments

   We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We ordinarily will pay any amount attributable to Separate Account Value within seven days, except:

      (1) whenever the NYSE is closed (other than customary weekend and holiday closings);

      (2) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or

      (3) at any other time permitted by the SEC for your protection.

   We may delay payment of partial or full withdrawals from the DCA Fixed Account for up to six months from the date we receive your written withdrawal request. We may also defer payment of any Death Benefit in excess of the Specified Amount for up to six months from the date requested if those benefits are based upon Policy values that do not depend on the investment performance of the Separate Account.

                            CHARGES AND DEDUCTIONS

   We assess charges and deductions under the Policies against the Subaccounts and the Cash Value. Additional deductions and expenses are paid out of the Portfolios' assets, as described in the prospectuses of the Portfolios.

Separate Account Charges

   Mortality and Expense Risk Charge. On each Valuation Date, we will deduct a charge from each Subaccount at an annual rate of 0.90% of average daily net assets for mortality and expense risks we assume.

   The mortality risk assumed in relation to the Policy includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims and the risks under the No-Lapse Guarantee. We also assume a risk that, on the Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the Administration Charges set in the Policy.

   Reserve for Taxes. We currently are not maintaining a provision for taxes attributable to the operations of the Separate Account (as opposed to the federal tax related to the receipt of Premiums under the Policies). In the future, however, we may make such a charge. Charges for other taxes, if any, attributable to the Separate Account or to this class of Policies may also be made.

Monthly Deduction

   On the Effective Date and on each monthly Deduction Day we will take a Monthly Deduction from your Cash Value. The Monthly Deduction equals the sum of the following:

      (1) The monthly cost of insurance charge for the Policy; plus

      (2) The monthly charge for any riders; plus

      (3) The Administration Charge; plus

      (4) The Tax Charge.

   On each Policy Anniversary, we also will deduct the Records Maintenance Charge, if your Policy's Cash Value was less than $50,000 on the Policy Anniversary.

   Cost of Insurance Charge. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured(s). The current cost of insurance charge differs based on whether you paid 90% or 100% of the Guideline Single Premium at issue. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the mortality table guaranteed in the Policy. If your initial Premium is more than $2,500,000, your cost of insurance charge may be lower.

   The current monthly cost of insurance charge is the lesser of:

      (a) the applicable current asset-based cost of insurance rate times the Cash Value on the Deduction Day; or

      (b) the applicable guaranteed cost of insurance rate multiplied by the net amount at risk on the Deduction Day.

   If your initial Premium is no more than $2,500,000 and you paid 100% of the Guideline Single Premium, our current asset-based cost of insurance rate for the Single Life Policies for the Standard (NT) rate class is 0.55% annually of Cash Value for Policy Years 1-10, and 0.25% annually of Cash Value thereafter. Our current asset-based cost of insurance rate for Survivorship Policies, when both Insureds are in the Standard (NT) rate class, is 0.45% annually of Cash Value for Policy Years 1-10, and 0.20% annually of Cash Value thereafter.

   If your initial Premium is more than $2,500,000 and you paid 100% of the Guideline Single Premium, our current asset-based cost of insurance rate for the Single Life Policies for the Standard (NT) rate class is 0.25% annually of Cash Value for Policy Years 1-10, and 0.10% annually of Cash Value thereafter. Our current asset-based cost of insurance rate for Survivorship Policies, when both Insureds are in the Standard (NT) rate class, is 0.20% annually of Cash Value for Policy Years 1-10, and 0.10% annually of Cash Value thereafter.

   If you paid 90% of the Guideline Single Premium, your current cost of insurance rates will be higher. In addition, rates for other classes may differ based on the type of Policy and the history of tobacco use of the Insured(s). Your guaranteed cost of insurance rates are set forth in the mortality tables in your Policy. The net amount at risk is (a)-(b), where:

      (a) is the Death Benefit on the first day of the Policy Month; and

      (b) the Cash Value on that day before the deduction of the Monthly Deduction for the cost of insurance.

   Because your Cash Value and the net amount for which we are at risk under your Policy may vary monthly, your cost of insurance charge is likely to differ each month. In general, under these formulas, when your current monthly cost of insurance charge is determined using the asset-based rate, an increase in your Cash Value increases your current monthly cost of insurance charge, up to the guaranteed maximum cost of insurance charge determined as described above. Since that maximum charge is based on the net amount at risk, it declines as your Cash Value increases, unless an increase in Cash Value also would increase the Death Benefit under your Policy. Thus, if the asset-based charge would be higher than the guaranteed maximum charge, further increases in your Cash Value may reduce your current cost of insurance charge.

   The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates based on our expectations as to our future mortality experience and other factors. We may change our current asset-based cost of insurance charge, but we guarantee that we will never charge you a cost of insurance charge higher than the amount determined using the maximum guaranteed cost of insurance rates shown in the Policy. We base our cost of insurance rates on the sex, issue age, Policy Year, rating class, and history of tobacco use of the Insured. However, we issue unisex Policies in Montana. Our cost of insurance rates are based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Mortality Table based on the Insured's sex, age last birthday, and history of tobacco use. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.

   Tax Charge. For the first ten Policy Years, on each Deduction Day, we charge a Tax Charge equal to an annual rate of 0.40% of the Cash Value. The Tax Charge covers a portion of our state premium tax expenses and certain federal income tax liability incurred as a result of the receipt of Premium.

   We expect to recover total premium tax expenses over the life of the Policies from the aggregate Tax Charges and the unamortized state premium tax charge portion of the Withdrawal Charge. However, the amount of premium taxes differs from state to state and some states have no premium tax. Accordingly, the amount of these charges paid under your Policy may be more or less than the premium taxes that we actually pay with respect to your Policy.

   Administration Charge. On each Deduction Day we will deduct the Administration Charge from Cash Value. This charge will equal an annual rate of 0.35% of Cash Value for the first ten Policy Years and 0.25% thereafter. This charge is intended to compensate us for certain administrative expenses related to the maintenance of the Policies, accounting and recordkeeping, and providing reports to Policy Owners.

   Records Maintenance Charge. We charge a Records Maintenance Charge of $30.00 per year on each Policy Anniversary. If you surrender your Policy during a Policy Year, we will deduct the full Records Maintenance Charge from your surrender proceeds. The Records Maintenance Charge is intended to compensate us for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. We currently waive the Records Maintenance Charge on a Policy, if the Cash Value is at least $50,000 on the Policy Anniversary.

Portfolio Expenses

   You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Subaccounts to which you allocate your Cash Value. The Separate Account purchases shares of the Portfolios at net asset value. Each Portfolio's net asset value reflects investment advisory fees and administrative expenses already deducted from the Portfolio's assets. For a summary of current estimates of these charges and expenses, see the table of Portfolio Expenses above. For more information concerning the investment advisory fees and other charges against the Portfolios, see the prospectuses for the Portfolios, which are available upon request.

   We may receive compensation from the investment advisers or administrators of the Portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios.

Withdrawal Charge

   If you surrender your Policy during the first nine Policy Years, we may subtract a Withdrawal Charge from the proceeds. The Withdrawal Charge will be calculated at the rate shown below. If you surrender your Policy, the Withdrawal Charge will equal a percentage of your initial Premium net of all previous withdrawal amounts on which you paid a Withdrawal Charge. The Withdrawal Charge consists of two components: a surrender charge and an unamortized state premium tax charge.

   The rate used to determine the Withdrawal Charge depends on the year the withdrawal is made. The Withdrawal Charge declines to zero percent after the ninth Policy Year. The Withdrawal Charge is assessed at the following rates:

                                        Unamortized   Total
                  Policy Year Surrender   Premium   Withdrawal
                  Since Issue  Charge   Tax Charge    Charge
                  ----------- --------- ----------- ----------
                       1        7.75%      2.25%      10.00%
                       2        7.75%      2.00%       9.75%
                       3        7.50%      1.75%       9.25%
                       4        6.50%      1.50%       8.00%
                       5        5.75%      1.25%       7.00%
                       6        5.00%      1.00%       6.00%
                       7        4.25%      0.75%       5.00%
                       8        3.50%      0.50%       4.00%
                       9        2.75%      0.25%       3.00%
                      10+       0.00%      0.00%       0.00%

   We may also charge a Withdrawal Charge on partial withdrawals. The Withdrawal Charge will apply to any partial withdrawal in a given Policy Year in excess of the free withdrawal amount described below.

   Additional Premiums do not increase the amount of Withdrawal Charge you may be required to pay. Only your initial Premium is used in our formula for calculating Withdrawal Charges.

   The Withdrawal Charge is imposed to cover a portion of our actual premium tax expenses and sales expenses, which include agents' sales commissions and other sales and distribution expenses. The Unamortized Premium Tax Charge, together with a portion of the monthly Tax Charge, is intended to recover our state premium tax expenses. We also expect to recover total sales expenses of the Policies over the life of the Policies. However, to the extent distribution costs are not recovered by the Withdrawal Charge, we may make up any shortfall from the assets of our General Account, which includes funds derived from the Mortality and Expense Risk Charge and other fees and charges under the Policies.

Free Withdrawal Amount and Waiver of Withdrawal Charge

   The free withdrawal amount in a Policy Year equals the greater of:

      (a) 100% of Policy earnings not previously withdrawn; or

      (b) 10% of the Cash Value, less any prior free withdrawals since the beginning of that Policy Year.

   Nursing Care Waiver of Withdrawal Charge Rider (not available in all states). We will waive the Withdrawal Charge if the Owner is confined to a skilled health care facility for at least 30 consecutive days. We also will waive the Withdrawal Charge after the Owner has been released from the facility, if your request is made within 30 days of release. This waiver is described in more detail in the Rider.

   Disability Waiver Rider (not available in all states). We will waive the Withdrawal Charge if the Owner becomes disabled after the Policy is issued and before attaining age 65 according to the following Social Security Administration definition:

      "Inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months."

   This waiver is described in more detail in the Rider.

Transfer Fee

   The Policy permits us to charge a transfer fee of $25 per transfer, excluding transfers under our Automatic Dollar Cost Averaging and Automatic Account Rebalancing programs, on each transfer after the first twelve transfers in each Policy Year. We currently do not charge a transfer fee on any transfer. We reserve the right to begin to charge the transfer fee in the future.

Reduction of Charges

   We may reduce certain charges and credit additional amounts in special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to our Policy Owners, sales to employees or clients of members of the Kemper group of companies, or employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements with Investors Brokerage Services, Inc., the distributor of the Policies. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not unfairly discriminate against any person, including the affected Policy Owners and owners of all other policies funded by the Separate Account.

                           GENERAL POLICY PROVISIONS

Reports to Owners

   We will maintain all records relating to the Separate Account and the Subaccounts. At least annually we will send you a report which will include information such as Premiums received, interest credited, investment experience, and charges made since the last report. The report will also show the current Death Benefit and

Cash Value, as well as any other information required by statute. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this additional report. We will tell you the current charge before we send you the report.

   In addition, we will send you the financial statements of the Portfolios and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy. Contact us promptly with any question.

Limit on Right to Contest

   In the absence of fraud, we may not contest the insurance coverage under the Policy after the Policy has been in force for two years after the Issue Date while the Insured is alive. The two year incontestability period may vary in certain states to comply with the requirements of state insurance laws and regulations.

   If the Policy is reinstated, a new two year contestability period will apply from the issue date of the reinstatement and will apply only to statements made in the application for the reinstatement.

   In issuing a Policy, we rely on your application. Your statements in that application, in the absence of fraud, are considered representations and not warranties. In the absence of fraud, we will not use any statement made in connection with the Policy application to void the Policy or to deny a claim, unless that statement is a part of the application or an amendment thereto.

Suicide

   If the Insured under a Single Life Policy dies by suicide, while sane or insane, within two years from the Issue Date, the Death Benefit proceeds will be limited to the Premiums paid less any partial withdrawals and Policy Debt.

   If the Insured dies by suicide, while sane or insane, within two years of any reinstatement, our total liability with respect to such reinstatement will be limited to the necessary Premium for reinstatement less any partial withdrawal and Policy Debt since such reinstatement.

   If the first death under a Survivorship Policy is by suicide, within two years of the Issue Date or date of reinstatement, whether the Insured was sane or insane, we will reissue the Policy. The new Policy on the survivor will be a single life permanent policy which is available at the time of reissue. The suicide provision for the new Policy will be effective as of the original Issue Date.

   If the second death is by suicide, within two years from the Issue Date, whether the Insured is sane or insane, we will pay only the Premiums paid less any partial withdrawals and Policy Debt. If the second death occurs within two years after the date of reinstatement, our total liability with respect to such reinstatement will be limited to the necessary Premium for reinstatement less any partial withdrawal and Policy Debt since such reinstatement.

Misstatement as to Age and Sex

   If the age and/or sex of the Insured is incorrectly stated in the application, the Death Benefit and all Policy values will be adjusted based on what the initial Premium would have purchased using the correct age and/or sex.

Beneficiary

   You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time while the Insured(s) is alive, except irrevocable Beneficiaries and irrevocable Contingent Beneficiaries may not be changed without their consent.

   You must request a change of Beneficiary in writing. We will provide a form to be signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary will take effect as of the date you signed the form after we acknowledge receipt in writing. Until we acknowledge receipt of your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

   If you name more than one Beneficiary, we will divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the Death Benefit among the surviving Beneficiaries. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any revocable Beneficiary is subject to the interest of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the Owner or the Owner's estate.

Assignment

   While the Insured(s) is alive, you may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment. An assignment may result in income tax and a ten percent federal penalty tax. You should consult your tax adviser before assigning your Policy.

Creditor's Claims

   To the extent permitted by law, no benefits payable under this Policy will be subject to the claims of your or the Beneficiary's creditors.

Dividends

   We will not pay any dividend under the Policy.

Notice and Elections

   To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Home Office. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, requests and elections will be effective when received at our Home Office complete with all necessary information.

Modification

   We reserve the right to modify the Policy without your express consent, in the circumstances described in this Prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of the Policy will be construed so as to comply with the requirements of Section 7702 of the Tax Code.

Survivorship Policies

   We offer Policies on a single life and "last survivor" basis. The Survivorship Policy operates almost identically to the Single Life Policy. The primary difference is that the Survivorship Policy has two Insureds and the Death Benefit is paid only upon the death of the last surviving Insured. Other significant differences are:

      (1) the cost of insurance charge differs because we base it on the anticipated mortality of two Insureds and we do not pay the Death Benefit until both Insureds have died;

      (2) for a Survivorship Policy to qualify for simplified underwriting, the proposed Insureds must be husband and wife and both Insureds must meet our standards;

      (3) under a Survivorship Policy, provisions regarding incontestability, suicide, and misstatements of age or sex apply to each Insured; and

      (4) the Accelerated Death Benefit is only available upon the terminal illness of the surviving Insured, as this term is defined in the Policy.

                          FEDERAL TAX CONSIDERATIONS

   NOTE: The following discussion is based upon our understanding of current federal income tax law applicable to life insurance policies in general. We cannot predict the probability that any changes in those laws will be made. Also, we do not guarantee the tax status of the Policies. You bear the complete risk that the Policies may not be treated as "life insurance policies" under federal income tax laws.

   In addition, this discussion does not include a detailed description of the federal income tax consequences of the purchase of these Policies or any discussion of special tax rules that may apply to certain purchase situations. We also have not tried to consider any other possibly applicable state or other tax laws, for example, the federal estate or gift tax consequences of the Policies. You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the Policy, as well as any other questions you may have concerning the tax status of the Policy or the possibility of changes in the tax law.

Taxation of KILICO and the Separate Account

   KILICO is taxed as a life insurance company under Subchapter L of the Tax Code. The operations of the Separate Account are taxed as part of the operations of KILICO. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies.

   Accordingly, we do not anticipate that KILICO will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of Premiums under the Policies). Therefore, we are not making any charge or provision for federal income taxes. However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

   In several states we may incur state and local taxes on the operations of the Separate Account. We currently are not making any charge or provision for them against the Separate Account. We do, however, use part of the Policy charges to offset these taxes. If these taxes should be increased, we may make a charge or provision for them against the Subaccounts. If we do so, the investment results of the Subaccounts will be reduced.

Tax Status of the Policy

   The Policy is structured to satisfy the definition of a life insurance policy under the Tax Code. The Death Benefit ordinarily will be fully excluded from the gross income of the Beneficiary. The Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to your estate. The Death Benefit will also be included in your estate if the Beneficiary is not your estate, but you retained incidents of ownership in the Policy. Examples of incidents of ownership include the right to change Beneficiaries, to assign the Policy or revoke an assignment, and to pledge the Policy or obtain a Policy Loan. If you own and are the Insured under a Policy and if you transfer all incidents of ownership in the Policy more than three years before your death, the Death Benefit will not be included in your gross estate. State and local estate and inheritance tax consequences may also apply.

   In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals (or trusts for the benefit of individuals) two or more generations below that of the transferor may be subject to the federal generation-skipping transfer tax.

   In addition, you may use the Policy in various arrangements, including non-qualified deferred compensation or salary continuance plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax treatment of the proposed arrangement.


   Diversification Requirements. Section 817(h) of the Tax Code requires that the underlying assets of variable life insurance policies be diversified. The Tax Code provides that a variable life insurance policy will not be treated as a life insurance policy for federal income tax purposes for any period and any subsequent period for which the investments are not adequately diversified. If the Policy were disqualified for this reason, you would lose the tax deferral advantages of the Policy and would be subject to current federal income taxes on all earnings allocable to the Policy.

   The United States Treasury Department (the "Treasury Department") also has issued regulations that establish diversification requirements for the investment accounts underlying variable policies such as the Policies. These regulations amplify the diversification requirements set forth in the Tax Code and provide an alternative diversification test to the provision described above.

   These diversification standards are applied to each Subaccount by looking to the investments of the Portfolio underlying the Subaccount. One of our criteria in selecting the Portfolios is that their investment managers intend to manage them in compliance with these diversification requirements.


   Owner Control. In certain circumstances, variable life insurance owners will be considered the owners, for tax purposes, of separate account assets underlying their Policies. In those circumstances, they could be subject to taxation on the income and gains from the separate account assets.


   In published rulings, the Internal Revenue Service has stated that a variable insurance owner will be considered the owner of separate account assets, if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. When the diversification regulations were issued, the Treasury Department announced that in the future, it would provide guidance on the extent to which variable owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account. As of the date of this Prospectus, no such guidance has been issued. As a result, your right to allocate Cash Values among the Subaccounts may cause you to be considered the owner of the assets of the Separate Account. We cannot predict when or whether the Treasury Department will issue that guidance or what position the Treasury Department will take. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect.

   The ownership rights under the Policy are similar in many respects to those described in IRS rulings in which the owners were not deemed to own the separate account assets. In some respects, however, they differ. For example, under the Policy you have many more investment options to choose from than were available under the policies involved in the published rulings, and you may be able to transfer Cash Value among the investment options more frequently than in the published rulings. Because of these differences, it is possible that you could be treated as the owner, for tax purposes, of the Portfolio shares underlying your Policy and therefore subject to taxation on the income and gains on those shares. Moreover, it is possible that the Treasury Department's position, when announced, may adversely affect the tax treatment of existing Policies. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner for tax purposes of the underlying assets. The remainder of this discussion assumes that the Policy will be treated as a life insurance policy for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds

   In general, the amount of the Death Benefit payable under a Policy is excludable from the beneficiary's gross income under the Tax Code. Certain transfers of the Policy, however, may result in a portion of the Death Benefit being taxable.

   If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includible in the Beneficiary's income.


   Accelerated Death Benefit. In general, the tax treatment of an Accelerated Death Benefit is the same as the treatment of Death Benefits, as described above.


Tax Deferral During Accumulation Period

   Under existing provisions of the Tax Code, except as described below, any increase in your Cash Value is generally not taxable to you unless you receive or are deemed to receive amounts from the Policy before the Insured dies. If you surrender your Policy, the Cash Value (less any annual Records Maintenance Charge paid upon surrender) will be includible in your income to the extent the amount received exceeds the "investment in the policy." The "investment in the policy" generally is the total Premiums and other consideration paid for the Policy, less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Which Are MECs


   Characterization of a Policy as a MEC. In general, this Policy will constitute a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC, (2) no Premiums or other consideration (other than the exchanged policy) are paid into the Policy during the first 7 Policy Years, and (3) there is no withdrawal or reduction in the Death Benefit during the first 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC if there is a later increase in benefits or any other "material change" of the Policy within the meaning of the tax law.



   Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. Because your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premiums. Thus, you may realize taxable income upon a withdrawal if the Cash Value exceeds the investment in the Policy. You may also realize taxable income when you take a Policy Loan, because any loan (including unpaid loan interest) under the Policy will be treated as a withdrawal for tax purposes. In addition, if you assign or pledge any portion of the value of your Policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Cash Value will be treated as a withdrawal for tax purposes. Before assigning, pledging, or requesting a loan under a Policy which is a MEC, you should consult a tax adviser.



   Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a federal penalty tax equal to ten percent of the portion of the withdrawal that is includible in income, unless the withdrawals are made: (1) after you reach age 59 1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law). Certain other exceptions to the ten percent federal penalty tax may apply.


   Payments under our systematic withdrawal program possibly may not qualify for the exception from federal penalty tax for "substantially equal periodic payments" which is described above. Accordingly, this Policy may be inappropriate for Owners who expect to take substantially equal periodic payments prior to age 59 1/2. You should consult a qualified tax adviser before entering into a systematic withdrawal plan.


   Aggregation of Policies. All life insurance policies which are MECs and which are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in taxable income.


Policies Which Are Not MECs


   Tax Treatment of Withdrawals Generally. If your Policy is not a MEC, the amount of any withdrawal from the Policy will be treated first as a non-taxable recovery of Premiums and then as income from the Policy. Thus, only the portion of a withdrawal that exceeds the investment in the Policy immediately before the withdrawal will be includible in taxable income.



   Tax Treatment of Loans. If your Policy is not a MEC, a loan received under the Policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Cash Value. As a result, you will not realize taxable income on any part of the loan as long as the Policy remains in force. If you surrender your Policy, however, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value. Accordingly, you may be subject to taxation on the loan amount at that time. Moreover, if any portion of your Policy Loan is a Preferred Loan described in "Policy Loans", it is unclear whether the Internal Revenue Service would consider some or all of your Policy Loan to be includible in your taxable income. Absent further guidance, we will treat all Policy Loans, including Preferred Loans, as indebtedness. Generally, you may not deduct interest paid on loans under the Policy, even if you use the loan proceeds in your trade or business.


Survivorship Policies

   Although we believe that the Policy, when issued as a Survivorship Policy, meets the definition of life insurance policy under the Tax Code, the Tax Code does not directly address how it applies to Survivorship Policies. In the absence of final regulations or other guidance under the Tax Code regarding this form of

Policy, there is necessarily some uncertainty whether a Survivorship Policy will meet the Tax Code's definition of a life insurance policy. If you are considering purchasing a Survivorship Policy, you should consult a tax adviser.

Loss of Interest Deduction Where Policies are Held by or for the Benefit of Corporations, Trusts, Etc.

   If an entity (such as a corporation or a trust, not an individual) purchases a Policy or is the beneficiary of a Policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of only one individual who is (a) a 20 percent owner of the entity, or (b) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of the 20 percent owner of the entity and the owner's spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be Beneficiaries under a Policy, should consult a tax adviser.

Treatment of Maturity Benefits and Extension of Maturity Date

   If your Policy does not have an Extended Maturity Rider, at the Maturity Date, the Net Surrender Value will be paid to you. Generally, the excess of the Cash Value (less any applicable Records Maintenance Charge) over your investment in the Policy will be includible in your taxable income at that time. If your Policy has an Extended Maturity Rider, we believe the Policy will continue to qualify as life insurance under the Tax Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

Actions to Ensure Compliance with the Tax Law

   We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Tax Code definition of a life insurance policy. We will monitor the amount of your Premiums, and, if your total Premiums during a Policy Year exceed those permitted by the Tax Code, we will refund the excess Premiums no later than 60 days after the end of the Policy Year and will pay interest and other earnings (which will be includible in taxable income) as required by law on the amount refunded. We reserve the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Other Considerations

   Changing the Owner, exchanging the Policy, changing from one Death Benefit option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. The exchange of one life insurance contract for another life insurance contract generally is not taxed (unless cash is distributed or a loan is reduced or forgiven). The insured under the new contract must be the same as the insured under the old contract. Thus, in the case of a Survivorship Policy, the other life insurance contract involved in the exchange must also cover the same two Insureds.

Federal Income Tax Withholding

   We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a Policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding. As Owner, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received under the Policy, whether or not you choose withholding. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Tax Advice

   This summary is not a complete discussion of the tax treatment of the Policy. You should seek tax advice from an attorney or other professional who specializes in tax issues.

                DESCRIPTION OF KILICO AND THE SEPARATE ACCOUNT

KILICO


   We were organized under the laws of the State of Illinois in 1947 as a stock life insurance company. Our offices are located at 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801. We offer life insurance and annuity products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a non-operating holding company. Kemper is a wholly-owned subsidiary of Zurich Group Holding ("ZGH" or "Zurich"), a Swiss holding company. ZGH is wholly-owned by Zurich Financial Services ("ZFS"), a Swiss holding company.


   KILICO also acts as a sponsor for KILICO Variable Annuity Separate Account, KILICO Variable Separate Account--2 and Kemper Investors Life Insurance Company Variable Annuity Account C. The officers and employees of KILICO are covered by a fidelity bond in the amount of $20 million.

Officers and Directors of KILICO

   Our directors and officers are listed below, together with information as to their dates of election and principal business occupations during the past five or more years (if other than their present occupation). Where no dates are given, the person has held that position for at least the past five years.


             Name and Age
         Position with KILICO
           Year of Election                    Other Business Experience During Past 5 Years or More
         --------------------                  -----------------------------------------------------
Gale K. Caruso (44)                       President and Chief Executive Officer of Federal Kemper Life
  President and Chief Executive Officer   Assurance Company ("FKLA"), Fidelity Life Association ("FLA")
  since June 1999. Director since July    and Zurich Life Insurance Company of America ("ZLICA").
  1999.                                   President and Chief Executive Officer of Zurich Direct,
                                          Incorporated ("ZD") since April 2000. Director of FKLA, FLA and ZLICA since July 1999 and of ZD since March 2000.
                                          President and Chief Executive Officer of Zurich Kemper Life
                                          Insurance Company of New York ("ZKLICONY") since April
                                          2000 and Director since October 1999. Chairman and Director of
                                          Investors Brokerage Services, Inc. ("IBS") since May 2000 and of
                                          Investors Brokerage Services Insurance Agency, Inc. ("IBSIA")
                                          since March 2000. Chairman and Director of PMG Asset
                                          Management, Inc. ("PMGAM"), PMG Life Agency Inc.
                                          ("PMGLA"), PMG Marketing, Inc. ("PMG Marketing") and
                                          PMG Securities Corporation ("PMG Securities") since March
                                          2000. Executive Vice President and Director of Kemper
                                          Corporation ("Kemper") since February 2000. Chairman,
                                          President and Chief Executive Officer of Scudder Canada Investor
                                          Services, Ltd. from 1995 to June 1999. Managing Director of
                                          Scudder Kemper Investments, Inc. from July 1986 to June 1999.

Frederick L. Blackmon (50)                Executive Vice President of FKLA, FLA, ZLICA and ZD since
  Executive Vice President since June     June 2000. Executive Vice President of ZKLICONY since May
  2000. Chief Financial Officer since     2001. Chief Financial Officer of FKLA since December 1995.
  December 1995. Director since January   Chief Financial Officer of FLA since January 1996. Chief
  2001.                                   Financial Officer of ZLICA and ZD since March 1996. Chief
                                          Financial Officer of ZKLICONY since April 2000. Director of
                                          FKLA, ZLICA and ZKLICONY since January 2001. Senior Vice
                                          President of KILICO and FKLA from December 1995 to June
                                          2000. Senior Vice President of FLA from January 1996 to June
                                          2000. Senior Vice President of ZLICA and ZD from March 1996 to June 2000. Senior Vice President of ZKLICONY from April
                                          2000 to May 2001. Director of FLA since May 1998. Director of
                                          ZD from March 1996 to March 1997 and since January 2001.
                                          Chief Financial Officer of Kemper since January 1996. Treasurer of Kemper from January 1996 to February 2000.

             Name and Age
         Position with KILICO
           Year of Election                  Other Business Experience During Past 5 Years or More
         --------------------                -----------------------------------------------------
Russell M. Bostick (45)                 Executive Vice President of FKLA, FLA, ZLICA and ZD since
  Executive Vice President since June   June 2000. Executive Vice President of ZKLICONY since May
  2000. Chief Information Officer since 2001. Chief Information Officer of FKLA, FLA, ZLICA and ZD
  April 1998.                           since April 1998. Chief Information Officer of ZKLICONY since
                                        April 2000. Senior Vice President of FKLA, FLA, ZLICA and ZD
                                        from March 1999 to June 2000. Senior Vice President of
                                        ZKLICONY from April 2000 to May 2001. Vice President of
                                        FKLA, FLA, KILICO, ZLICA and ZD from April 1998 to March
                                        1999. Chief Technology Officer of Corporate Software &
                                        Technology from June 1997 to April 1998. Vice President,
                                        Information Technology Department of CNA Insurance
                                        Companies from January 1995 to June 1997.

James C. Harkensee (43)                 Executive Vice President of FKLA, FLA, ZLICA and ZD since
  Executive Vice President since June   June 2000. Executive Vice President of ZKLICONY since May
  2000.                                 2001. Senior Vice President of ZKLICONY from April 2000 to
                                        May 2001 and Director since October 1999. Senior Vice President of KILICO, FKLA and FLA from January 1996 to June 2000.
                                        Senior Vice President of ZLICA and ZD from 1995 to June 2000.
                                        Director of ZD from April 1993 to March 1997 and since March
                                        1998. President of Zurich Direct Insurance Agency, Inc. of
                                        Massachusetts since October 2001.

Edward K. Loughridge (47)               Executive Vice President of FKLA, FLA, ZLICA and ZD since
  Executive Vice President since June   June 2000. Executive Vice President of ZKLICONY since May
  2000. Corporate Development Officer   2001. Corporate Development Officer of FKLA and FLA since
  since January 1996.                   January 1996. Corporate Development Officer for ZLICA and
                                        ZD since March 1996. Corporate Development Officer of
                                        ZKLICONY since April 2000. Senior Vice President of KILICO,
                                        FKLA and FLA from January 1996 to June 2000. Senior Vice
                                        President of ZLICA and ZD from March 1996 to June 2000.
                                        Senior Vice President of ZKLICONY from April 2000 to May
                                        2001.

Debra P. Rezabek (46)                   Executive Vice President of FKLA, FLA, ZLICA and ZD since
  Executive Vice President since June   June 2000. Executive Vice President of ZKLICONY since May
  2000. General Counsel since May       2001.General Counsel of FKLA and FLA since 1992. General
  1993. Corporate Secretary since       Counsel ZLICA and ZD since March 1996. Corporate Secretary
  January 1996. Director since January  of FKLA and FLA since January 1996. Corporate Secretary of
  2001.                                 ZLICA and ZD since March 1996. General Counsel and
                                        Corporate Secretary of ZKLICONY since April 2000. Director of
                                        FKLA and ZLICA since January 2001. Senior Vice President of
                                        KILICO, FKLA, FLA, ZLICA and ZD from March 1996 to June
                                        2000. Senior Vice President of ZKLICONY from April 2000 to
                                        May 2001. Director of FLA since May 1998. Director of
                                        ZKLICONY since January 2001. Director of ZD from March
                                        1996 to March 1997. Secretary of IBS and IBSIA since 1993.
                                        Secretary of PMGAM, PMGLA, PMG Marketing and PMG
                                        Securities since March 2000. Director of Government Affairs of
                                        FKLA and FLA from 1992 to April 1997 and of KILICO from
                                        1993 to April 1997. Assistant Secretary of Kemper since January
                                        1996.

             Name and Age
         Position with KILICO
           Year of Election                  Other Business Experience During Past 5 Years or More
         --------------------                -----------------------------------------------------
Edward L. Robbins (62)                  Executive Vice President of FKLA, FLA, ZLICA and ZD since
  Executive Vice President since June   June 2000. Executive Vice President of ZKLICONY since May
  2000. Chief Actuary since March 1999. 2001. Chief Actuary of FKLA, FLA, ZLICA and ZD since March
                                        1999 and of ZKLICONY since April 2000. Senior Vice President of KILICO, FKLA, FLA, ZLICA and ZD from March 1999 to
                                        June 2000. Senior Vice President of ZKLICONY from April 2000 to May 2001. Senior Actuary of FKLA, FLA, KILICO, ZLICA
                                        and ZD from July 1998 to March 1999. Principal of KPMG Peat
                                        Marwick LLP from May 1984 to July 1998.

George Vlaisavljevich (59)              Executive Vice President of FKLA, FLA, ZLICA and ZD since
  Executive Vice President since June   June 2000. Executive Vice President of ZKLICONY since May
  2000. Director since May 2001.        2001. Director of FKLA and ZLICA since May 2001. Director of
                                        FLA since January 2001. Senior Vice President of KILICO, FKLA,
                                        FLA and ZLICA since October 1996. Senior Vice President of ZD from March 1997 to June 2000. Senior Vice President of
                                        ZKLICONY from April 2000 to May 2001. Director of IBS and
                                        IBSIA since October 1996. Director of PMGAM, PMGLA, PMG
                                        Marketing and PMG Securities since March 2000. Executive Vice
                                        President of The Copeland Companies from April 1983 to
                                        September 1996.

Martin D. Feinstein (53)                Chairman of the Board of FKLA, FLA, ZLICA and ZKLICONY
  Chairman of the Board since January   since January 2001. Chairman of the Board of Farmers Group,
  2001.                                 Inc.("FGI") since November 1997 and President since January
                                        1995. Chief Executive Officer of FGI since January 1995 and
                                        Director since February 1995. Member of Group Management
                                        Board of Zurich Financial Services since March 1998. Director of
                                        Zurich Scudder Investments, Inc. since January 2001. Director of
                                        Farmers New World Life. Chief Operating Officer of FGI from
                                        January 1995 to January 1997. Director of B.A.T. from January
                                        1997 to September 1998.



   The business address of each of the foregoing officers and directors is 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801.


Separate Account

   KILICO Variable Separate Account was established on January 22, 1987, as a separate investment account under the laws of Illinois. The Separate Account receives and invests Premiums under the Policy. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.

   Benefits provided under the Policies are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

   Thirty-seven Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios. We may add or delete Subaccounts in the future.

   The Separate Account purchases and redeems shares from the Portfolios at net asset value. We redeem shares of the Portfolios as necessary to provide benefits, to deduct Policy charges and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.

Safekeeping of the Separate Account's Assets

   We hold the assets of the Separate Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

State Regulation of KILICO

   We are subject to the laws of Illinois and regulated by the Illinois Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our Policy liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

                           DISTRIBUTION OF POLICIES


   Investors Brokerage Services, Inc. ("IBS") serves as distributor of the Policies. IBS is located at 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801. IBS is our wholly-owned subsidiary. It is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act"), and is a member of the National Association of Securities Dealers, Inc.


   The Policies described in this Prospectus are sold by registered representatives of broker-dealers or bank employees who are licensed insurance agents appointed by us, either individually or through an incorporated insurance agency. IBS enters into selling agreements with the unaffiliated broker-dealers and banks whose personnel participate in the offer and sale of the Policies. In some states, the Policies may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the 1934 Act, pursuant to legal and regulatory exceptions.

   The maximum sales compensation payable by us is not more than the equivalent of 7.5% percent of each Premium. Trail Commissions of up to 1.0% of Cash Value may also be paid where a lower commission rate applies to Premiums. In addition, we may pay or permit other promotional incentives, in cash, or credit or other compensation. We also may pay asset-based expense allowances and service fees.

   The distribution agreement with IBS provides for indemnification of IBS by KILICO and the Separate Account for liability arising out of allegedly untrue statements in, or omissions of material fact from, the Prospectus or the registration statement. IBS agrees to indemnify KILICO and the Separate Account against claims arising from the conduct of IBS or unaffiliated broker-dealers that sell Policies.

                               LEGAL PROCEEDINGS

   There are no pending legal proceedings affecting the Separate Account. We are engaged in routine law suits which, in our management's judgment, are not of material importance to our total assets or material with respect to the Separate Account.

                                 LEGAL MATTERS

   All matters of Illinois law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Illinois law, have been passed upon by Frank Julian, Esq., our Associate General Counsel. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., Suite 400, East Lobby, Washington, D.C. 20007-5201, serves as special counsel to KILICO with regard to the federal securities laws.

                            REGISTRATION STATEMENT

   We have filed a registration statement with the SEC, Washington, D.C., under the 1933 Act, with respect to the Policies offered by this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Separate Account, KILICO, and the Policies. The descriptions in this Prospectus of the Policies and other legal instruments are summaries. You should refer to those instruments as filed for their precise terms.

                                    EXPERTS




   The consolidated balance sheets of KILICO as of December 31, 2001 and 2000 and the related consolidated statement of operations, comprehensive income, stockholder's equity and cash flows for each of the three years in the period then ended December 31, 2001, and the financial statements of assets and liabilities and contract owners' equity of Kemper Investors Life Insurance Company's KILICO Variable Separate Account as of December 31, 2001, and the related statements of operations for the year then ended and the statements of changes in contract owners' equity for each of the two years in the period then ended, have been included herein and in the registration statement in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



   Actuarial matters included in this Prospectus have been examined by Phillip
N. Beyer, FSA, as stated in the opinion filed as an exhibit to the registration statement.


                             FINANCIAL STATEMENTS

   The included financial statements for KILICO only bear on our ability to meet our obligations under the Policy. They do not relate to the investment performance of the assets held in the Separate Account.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Kemper Investors Life Insurance Company and Policy Owners of Kemper Investors Life Insurance Company's KILICO
Variable Separate Account:

   In our opinion, the accompanying statement of assets, liabilities and policy owners' equity and the related statement of operations and changes in policy owners' equity present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company's KILICO Variable Separate Account (which includes the following subaccounts: Alger American Balanced, Alger American Growth, Alger American Income and Growth, Alger American Leveraged AllCap, Alger American MidCap Growth, American Century VP Income & Growth, American Century VP Income and Growth, American Century VP International, American Century VP Ultra, American Century VP Value, AST Alliance Growth & Income, AST American Century International Growth I, AST INVESCO Equity Income, AST JanCap Growth, AST Neuberger Mid-Cap Growth, AST PBHG Small Cap Growth, AST PIMCO Limited Maturity Bond, AST PIMCO Total Return Bond, AST T. Rowe Price Asset Allocation, Credit Suisse Trust Emerging Markets, Credit Suisse Trust Global Post-Venture Capital, Deutsche VIT EAFE Equity Index, Deutsche VIT Small Cap Index, Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Dreyfus I.P. Mid Cap Stock, Dreyfus VIF Appreciation, Dreyfus VIF Small Cap, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP High Income, Fidelity VIP Overseas, Fidelity VIP II Contrafund, Fidelity VIP II Index 500, Fidelity VIP III Growth Opportunities, Templeton Asset Strategy, Templeton Developing Markets Securities, Templeton Global Income Securities, Templeton International Securities, INVESCO VIF Dynamics, INVESCO VIF Financial Services, INVESCO VIF Technology, INVESCO VIF Telecommunications, Janus Aspen Aggressive Growth, Janus Aspen Balanced, Janus Aspen Capital Appreciation, Janus Aspen Flexible Income, Janus Aspen Growth, Janus Aspen International Growth, Janus Aspen Worldwide Growth, PIMCO Foreign Bond, PIMCO Low Duration Bond, Scudder 21st Century Growth, Scudder Bond, Scudder Capital Growth, Scudder Global Discovery, Scudder Growth and Income, Scudder Health Sciences, Scudder International, Scudder Money Market (Scudder Variable Series I), Scudder Aggressive Growth, Scudder Blue Chip, Scudder Contrarian Value, Scudder Global Blue Chip, Scudder Government Securities, Scudder Growth, Scudder High Yield, Scudder International Research, Scudder Investment Grade Bond, Scudder Money Market (Scudder Variable Series II), Scudder New Europe, Scudder Small Cap Growth, Scudder Small Cap Value, Scudder Strategic Income, Scudder Technology Growth, Scudder Total Return, SVS Dreman Financial Services, SVS Dreman High Return Equity, SVS Dynamic Growth, SVS Focus Value + Growth, SVS Focused Large Cap Growth, SVS Growth and Income, SVS Growth Opportunities, SVS Index 500, SVS Mid Cap Growth, SVS Strategic Equity, and SVS Venture Value) at December 31, 2001, and the results of its operations for the year then ended and the changes in policy owners' equity for each of the two years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Kemper Investors Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio shares owned at December 31, 2001 by correspondence with the underlying funds, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 22, 2002

                       KILICO VARIABLE SEPARATE ACCOUNT

          STATEMENT OF ASSETS, LIABILITIES AND POLICY OWNERS' EQUITY

                               December 31, 2001
                                (in thousands)

                                                                                                          American Century
                                                            The Alger American Fund                   Variable Portfolios, Inc.
                                           ---------------------------------------------------------  -------------------------
                                                                                                       American
                                   Total                               Alger      Alger      Alger     Century
                                   KILICO    Alger                    American   American   American      VP        American
                                  Variable  American  Alger American Income and Leveraged    MidCap    Income &    Century VP
                                  Separate  Balanced      Growth       Growth     AllCap     Growth     Growth    International
                                  Account  Subaccount   Subaccount   Subaccount Subaccount Subaccount Subaccount   Subaccount
                                  -------- ---------- -------------- ---------- ---------- ---------- ----------  -------------
Assets
Investments in underlying
 portfolio funds, at current
 market value.................... $45,724     $504         $389         $297       $192       $377        $14          $ 1
Dividends and other receivables..      27       --           --           --         --         --         --           --
                                  -------     ----         ----         ----      -----       ----       ----          ---
      Total assets............... $45,751     $504         $389         $297       $192       $377        $14          $ 1
                                  =======     ====         ====         ====      =====       ====       ====          ===
Liabilities and policy owners'
 equity
Liabilities:
   Mortality and expense risk
    charges...................... $     5     $ --         $ --         $ --       $ --       $ --        $--          $--
   Other payables................     135       --           --           --         --         --         --           --
                                  -------     ----         ----         ----      -----       ----       ----          ---
      Total liabilities..........     140       --           --           --         --         --         --           --
                                  -------     ----         ----         ----      -----       ----       ----          ---
Policy owners' equity............ $45,611     $504         $389         $297       $192       $377        $14          $ 1
                                  =======     ====         ====         ====      =====       ====       ====          ===
Analysis of policy owners' equity
Excess (deficiency) of proceeds
 from sales over payments for
 redemptions..................... $46,671     $521         $458         $338       $227       $428        $13          $ 1
Accumulated net investment
 income (loss)...................   6,449       (6)         (20)         (20)         2         30         --           --
Accumulated net realized gain
 (loss) on sales of investments..     206       (3)          (4)          (4)        (6)       (32)        --           --
Unrealized appreciation
 (depreciation) of investments...  (7,715)      (8)         (45)         (17)       (31)       (49)         1           --
                                  -------     ----         ----         ====      =====       ====       ====          ===
Policy owners' equity............ $45,611     $504         $389         $297       $192       $377        $14          $ 1
                                  =======     ====         ====         ====      =====       ====       ====          ===

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                               December 31, 2001
                                (in thousands)

                                   American Century
                               Variable Portfolios, Inc.                          American Skandia Trust
                               ------------------------  -----------------------------------------------------------------------
                                                                         AST
                                                            AST       American       AST
                                American       American   Alliance     Century     INVESCO      AST          AST        AST PBHG
                                Century        Century    Growth &  International   Equity     JanCap     Neuberger    Small Cap
                                VP Ultra       VP Value    Income     Growth I      Income     Growth   Mid-Cap Growth   Growth
                               Subaccount     Subaccount Subaccount  Subaccount   Subaccount Subaccount   Subaccount   Subaccount
                               ----------     ---------- ---------- ------------- ---------- ---------- -------------- ----------
Assets
Investments in underlying
 portfolio funds, at current
 market value.................    $ 3            $46      $ 1,392       $440         $802     $ 5,144       $1,635       $ 598
Dividends and other
 receivables..................     --             --            1         --           --           2           --           1
                                  ---            ---      -------       ----         ----     -------       ------       -----
      Total assets............    $ 3            $46      $ 1,393       $440         $802     $ 5,146       $1,635       $ 599
                                  ===            ===      =======       ====         ====     =======       ======       =====
Liabilities and policy owners'
 equity
Liabilities:
   Mortality and expense
    risk charges..............    $--            $--      $    --       $ --         $ --     $    --       $   --       $  --
   Other payables.............     --             --           --         28           --          --           --          --
                                  ---            ---      -------       ----         ----     -------       ------       -----
      Total liabilities.......     --             --           --         28           --          --           --          --
                                  ---            ---      -------       ----         ----     -------       ------       -----
Policy owners' equity.........    $ 3            $46      $ 1,393       $412         $802     $ 5,146       $1,635       $ 599
                                  ===            ===      =======       ====         ====     =======       ======       =====
Analysis of policy owners'
 equity
Excess (deficiency) of
 proceeds from sales over
 payments for redemptions.....    $ 3            $44      $ 1,412       $384         $938     $ 8,444       $2,121       $ 879
Accumulated net investment
 income (loss)................     --             (1)          75         (3)         (65)       (615)          33         169
Accumulated net realized
 gain (loss) on sales of
 investments..................     --             --            8          1            4          34           13        (122)
Unrealized appreciation
 (depreciation) of
 investments..................     --              3         (102)        30          (75)     (2,717)        (532)       (327)
                                  ---            ---      -------       ----         ----     -------       ------       -----
Policy owners' equity.........    $ 3            $46      $1,393...     $412         $802     $ 5,146       $1,635       $ 599
                                  ===            ===      =======       ====         ====     =======       ======       =====

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                               December 31, 2001
                                (in thousands)

                                                                                                            Deutsche Asset
                                                                                                              Management
                                            American Skandia Trust                 Credit Suisse Trust         VIT Funds
                               ------------------------------------------------  ----------------------  ---------------------
                                                                                               Credit
                                  AST        AST                        AST        Credit   Suisse Trust
                                 PIMCO      PIMCO         AST        American      Suisse      Global     Deutsche
                                Limited     Total    T. Rowe Price    Century      Trust       Post-      VIT EAFE   Deutsche
                                Maturity    Return       Asset     International  Emerging    Venture      Equity   VIT Small
                                  Bond       Bond     Allocation     Growth II    Markets     Capital      Index    Cap Index
                               Subaccount Subaccount  Subaccount    Subaccount   Subaccount  Subaccount  Subaccount Subaccount
                               ---------- ---------- ------------- ------------- ---------- ------------ ---------- ----------
Assets
Investments in underlying
 portfolio funds, at current
 market value.................    $63        $241        $545          $  --        $22         $25         $ 2        $ 3
Dividends and other
 receivables..................     --          --          --             --         --          --          --         --
                                  ---        ----        ----          -----        ---         ---         ---        ---
      Total assets............    $63        $241        $545          $  --        $22         $25         $ 2        $ 3
                                  ===        ====        ====          =====        ===         ===         ===        ===
Liabilities and policy owners'
 equity
Liabilities:
   Mortality and expense
    risk charges..............    $--        $ --        $ --          $  --        $--         $--         $--        $--
   Other payables.............     --          --          --             --         --          --          --         --
                                  ---        ----        ----          -----        ---         ---         ---        ---
      Total liabilities.......     --          --          --             --         --          --          --         --
                                  ---        ----        ----          -----        ---         ---         ---        ---
Policy owners' equity.........    $63        $241        $545          $  --        $22         $25         $ 2        $ 3
                                  ===        ====        ====          =====        ===         ===         ===        ===
Analysis of policy owners'
 equity
Excess (deficiency) of
 proceeds from sales over
 payments for redemptions.....    $65        $247        $639          $ 233        $24         $38         $ 2        $ 3
Accumulated net investment
 income (loss)................     (4)        (16)        (36)           111         --           2          --         --
Accumulated net realized gain
 (loss) on sales of
 investments..................     --          --          12           (344)        --          (7)         --         --
Unrealized appreciation
 (depreciation) of
 investments..................      2          10         (70)            --         (2)         (8)         --         --
                                  ---        ----        ----          -----        ---         ---         ---        ---
Policy owners' equity.........    $63        $241        $545          $  --        $22         $25         $ 2        $ 3
                                  ===        ====        ====          =====        ===         ===         ===        ===

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                               December 31, 2001
                                (in thousands)

                                              Dreyfus
                                              Socially
                                Dreyfus     Responsible    Dreyfus
                             Life & Annuity Growth Fund,  Investment     Dreyfus Variable        Fidelity Variable Insurance
                               Index Fund       Inc.      Portfolios      Investment Fund               Products Fund
                             -------------- ------------ ------------ ----------------------  --------------------------------
                                Dreyfus       Dreyfus                                          Fidelity
                                 Stock        Socially   Dreyfus I.P.   Dreyfus     Dreyfus      VIP      Fidelity   Fidelity
                                 Index      Responsible    Mid Cap        VIF         VIF       Equity      VIP         VIP
                                  Fund      Growth Fund     Stock     Appreciation Small Cap    Income     Growth   High Income
                               Subaccount    Subaccount   Subaccount   Subaccount  Subaccount Subaccount Subaccount Subaccount
                             -------------- ------------ ------------ ------------ ---------- ---------- ---------- -----------
Assets
Investments in underlying
 portfolio funds, at
 current market value.......      $87           $149        $  306        $29         $161       $324       $195        $57
Dividends and other
 receivables................       --             --            --         --           --         --         --         --
                                  ---           ----       -------        ---         ----       ----       ----        ---
      Total assets..........      $87           $149        $  306        $29         $161       $324       $195        $57
                                  ===           ====       =======        ===         ====       ====       ====        ===
Liabilities and policy
 owners' equity
Liabilities:
   Mortality and expense
    risk charges............      $--           $ --        $   --        $--         $ --       $ --       $ --        $--
   Other payables...........       --             --            --         --           --         --         --         --
                                  ---           ----       -------        ---         ----       ----       ----        ---
      Total liabilities.....       --             --            --         --           --         --         --         --
                                  ---           ----       -------        ---         ----       ----       ----        ---
Policy owners' equity.......      $87           $149        $  306        $29         $161       $324       $195        $57
                                  ===           ====       =======        ===         ====       ====       ====        ===
Analysis of policy owners'
 equity
Excess (deficiency) of
 proceeds from sales over
 payments for
 redemptions................      $95           $184        $  301        $32         $176       $372       $233        $74
Accumulated net
 investment income (loss)...       (8)            (4)           --         (3)         (10)       (35)       (22)        (5)
Accumulated net realized
 gain (loss) on sales of
 investments................       (1)            (2)           (2)        --           (1)        (3)        (2)        (5)
Unrealized appreciation
 (depreciation) of
 investments................        1            (29)            7         --           (4)       (10)       (14)        (7)
                                  ---           ----       -------        ---         ----       ----       ----        ---
Policy owners' equity.......      $87           $149        $  306        $29         $161       $324       $195        $57
                                  ===           ====       =======        ===         ====       ====       ====        ===

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                               December 31, 2001
                                (in thousands)

                                   Fidelity        Fidelity          Fidelity
                                   Variable        Variable          Variable
                                  Insurance        Insurance         Insurance
                                   Products        Products          Products        Franklin Templeton Variable Insurance
                                     Fund           Fund II          Fund III                    Products Trust
                                  ---------- --------------------  ------------- ---------------------------------------------
                                                                     Fidelity               Templeton  Templeton
                                   Fidelity   Fidelity   Fidelity     VIP III    Templeton  Developing   Global     Templeton
                                     VIP       VIP II     VIP II      Growth       Asset     Markets     Income   International
                                   Overseas  Contrafund Index 500  Opportunities  Strategy  Securities Securities  Securities
                                  Subaccount Subaccount Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                                  ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
Assets
Investments in underlying
 portfolio funds, at current
 market value....................    $ 25      $1,616    $ 1,389       $ 537        $ 8        $19        $ 6          $12
Dividends and other receivables..      --           2         --          --         --         --         --            1
                                     ----      ------    -------       -----        ---        ---        ---          ---
    Total assets.................    $ 25      $1,618    $ 1,389       $ 537        $ 8        $19        $ 6          $13
                                     ====      ======    =======       =====        ===        ===        ===          ===

Liabilities and policy owners'
 equity
Liabilities:
   Mortality and expense risk
    charges......................    $ --      $    1    $    --       $  --        $--        $--        $--          $--
   Other payables................      --          --         --           1         --         --         --           --
                                     ----      ------    -------       -----        ---        ---        ---          ---
      Total liabilities..........      --           1         --           1         --         --         --           --
                                     ----      ------    -------       -----        ---        ---        ---          ---
Policy owners' equity............    $ 25      $1,617    $ 1,389       $ 536        $ 8        $19        $ 6          $13
                                     ====      ======    =======       =====        ===        ===        ===          ===

Analysis of policy owners' equity
Excess (deficiency) of proceeds
 from sales over payments for
 redemptions.....................    $ 31      $2,160     $1,907       $ 825        $ 9        $25        $ 6          $14
Accumulated net investment
 income (loss)...................      (3)       (194)      (307)        (97)        --         (4)        --            1
Accumulated net realized gain
 (loss) on sales of investments..      --         (20)         2         (19)        (1)        (1)        --           --
Unrealized appreciation
 (depreciation) of investments...      (3)       (329)      (213)       (173)        --         (1)        --           (2)
                                     ----      ------    -------       -----        ---        ---        ---          ---
Policy owners' equity............    $ 25      $1,617    $ 1,389       $ 536        $ 8        $19        $ 6          $13
                                     ====      ======    =======       =====        ===        ===        ===          ===

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                               December 31, 2001
                                (in thousands)

                                          INVESCO Variable Investment Funds, Inc.                  Janus Aspen Series
                                  ------------------------------------------------------- -----------------------------------
                                              INVESCO                INVESCO
                                   INVESCO      VIF      INVESCO       VIF      INVESCO   Janus Aspen             Janus Aspen
                                     VIF     Financial     VIF      Telecom-      VIF     Aggressive  Janus Aspen   Capital
                                   Dynamics   Services  Technology munications Utilities    Growth     Balanced   Appreciation
                                  Subaccount Subaccount Subaccount Subaccount  Subaccount Subaccount  Subaccount   Subaccount
                                  ---------- ---------- ---------- ----------- ---------- ----------- ----------- ------------
Assets
Investments in underlying
 portfolio funds, at current
 market value....................    $10        $26        $35         $ 7        $--        $397        $238        $ 485
Dividends and other receivables..     --         --         --          --         --           2          --           --
                                     ---        ---        ---         ---        ---        ----        ----        -----
      Total assets...............    $10        $26        $35         $ 7        $--        $399        $238        $ 485
                                     ===        ===        ===         ===        ===        ====        ====        =====
Liabilities and policy owners'
 equity
Liabilities:
   Mortality and expense risk
    charges......................    $--        $--        $--         $--        $--        $ --        $ --        $  --
   Other payables................     --         --         --          --         --          --          --           --
                                     ---        ---        ---         ---        ---        ----        ----        -----
      Total liabilities..........     --         --         --          --         --          --          --           --
                                     ---        ---        ---         ---        ---        ----        ----        -----
Policy owners' equity............    $10        $26        $35         $ 7        $--        $399        $238        $ 485
                                     ===        ===        ===         ===        ===        ====        ====        =====
Analysis of policy owners' equity
Excess (deficiency) of proceeds
 from sales over payments for
 redemptions.....................    $10        $26        $35         $ 8        $--        $564        $269        $ 866
Accumulated net investment
 income (loss)...................     (1)        (1)        (2)         (1)        --         (64)        (25)        (237)
Accumulated net realized gain
 (loss) on sales of investments..     --         --         --          --         --         (25)         (1)         (24)
Unrealized appreciation
 (depreciation) of investments...      1          1          2          --         --         (76)         (5)        (120)
                                     ---        ---        ---         ---        ---        ----        ----        -----
Policy owners' equity............    $10        $26        $35         $ 7        $--        $399        $238        $ 485
                                     ===        ===        ===         ===        ===        ====        ====        =====

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                               December 31, 2001
                                (in thousands)

                                                                                      PIMCO Variable       Scudder Variable
                                                  Janus Aspen Series                  Insurance Trust          Series I
                                    ---------------------------------------------  --------------------  --------------------
                                      Janus                   Janus       Janus                 PIMCO     Scudder
                                      Aspen      Janus        Aspen       Aspen      PIMCO       Low        21st
                                     Flexible    Aspen    International Worldwide   Foreign    Duration   Century    Scudder
                                      Income     Growth      Growth       Growth      Bond       Bond      Growth      Bond
                                    Subaccount Subaccount  Subaccount   Subaccount Subaccount Subaccount Subaccount Subaccount
                                    ---------- ---------- ------------- ---------- ---------- ---------- ---------- ----------
Assets
Investments in underlying portfolio
 funds, at current market value....    $24        $393        $172         $365       $23        $14        $155       $ 19
Dividends and other receivables....     --           2          --           --        --         --          --         --
                                       ---        ----        ----         ----       ---        ---        ----       ----
      Total assets.................    $24        $395        $172         $365       $23        $14        $155       $ 19
                                       ===        ====        ====         ====       ===        ===        ====       ====

Liabilities and policy owners'
 equity
Liabilities:
   Mortality and expense risk
    charges........................    $--        $ --        $ --         $ --       $--        $--        $ --       $ --
   Other payables..................     --          --          --           --        --         --          --         --
                                       ---        ----        ----         ----       ---        ---        ----       ----
      Total liabilities............     --          --          --           --        --         --          --         --
                                       ---        ----        ----         ----       ---        ---        ----       ----
Policy owners' equity..............    $24        $395        $172         $365       $23        $14        $155       $ 19
                                       ===        ====        ====         ====       ===        ===        ====       ====

Analysis of policy owners' equity
Excess (deficiency) of proceeds
 from sales over payments for
 redemptions.......................    $26        $536        $219         $460       $29        $20        $227       $ 27
Accumulated net investment
 income (loss).....................     (1)        (59)        (28)         (46)       (6)        (6)         (3)        (9)
Accumulated net realized gain
 (loss) on sales of investments....     --         (19)         (3)         (12)       --         --         (19)        --
Unrealized appreciation
 (depreciation) of investments.....     (1)        (63)        (16)         (37)       --         --         (50)         1
                                       ---        ----        ----         ----       ---        ---        ----       ----
Policy owners' equity..............    $24        $395        $172         $365       $23        $14        $155       $ 19
                                       ===        ====        ====         ====       ===        ===        ====       ====

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                               December 31, 2001
                                (in thousands)

                                                                                                         Scudder Variable
                                                       Scudder Variable Series I                             Series II
                                  -------------------------------------------------------------------  --------------------
                                   Scudder    Scudder    Scudder    Scudder                  Scudder    Scudder
                                   Capital     Global   Growth and   Health      Scudder      Money    Aggressive  Scudder
                                    Growth   Discovery    Income    Sciences  International   Market     Growth   Blue Chip
                                  Subaccount Subaccount Subaccount Subaccount  Subaccount   Subaccount Subaccount Subaccount
                                  ---------- ---------- ---------- ---------- ------------- ---------- ---------- ----------
Assets
Investments in underlying
 portfolio funds, at current
 market value....................    $266       $445      $ 500       $10         $ 334        $ 38       $412       $537
Dividends and other receivables..      --         --         --        --            --           1         --         --
                                     ----       ----      -----       ---         -----        ----       ----       ----
      Total assets...............    $266       $445      $ 500       $10         $ 334        $ 39       $412       $537
                                     ====       ====      =====       ===         =====        ====       ====       ====
Liabilities and policy owners'
 equity
Liabilities:
   Mortality and expense risk
    charges......................    $ --       $ --      $  --       $--         $  --        $  1       $ --       $ --
   Other payables................      --         --          1        --            --          13         --         --
                                     ----       ----      -----       ---         -----        ----       ----       ----
      Total liabilities..........      --         --          1        --            --          14         --         --
                                     ----       ----      -----       ---         -----        ----       ----       ----
Policy owners' equity............    $266       $445      $ 499       $10         $ 334        $ 25       $412       $537
                                     ====       ====      =====       ===         =====        ====       ====       ====
Analysis of policy owners' equity
Excess (deficiency) of proceeds
 from sales over payments for
 redemptions.....................    $346       $529      $ 673       $10         $ 547        $ 38       $505       $620
Accumulated net investment
 income (loss)...................      28         --       (105)       --            10         (13)        (1)        (2)
Accumulated net realized gain
 (loss) on sales of investments..     (19)       (24)       (12)       --           (28)         --        (25)       (24)
Unrealized appreciation
 (depreciation) of investments...     (89)       (60)       (57)       --          (195)         --        (67)       (57)
                                     ----       ----      -----       ---         -----        ----       ----       ----
Policy owners' equity............    $266       $445      $ 499       $10         $ 334        $ 25       $412       $537
                                     ====       ====      =====       ===         =====        ====       ====       ====

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                               December 31, 2001
                                (in thousands)

                                                                    Scudder Variable Series II
                                      --------------------------------------------------------------------------------------
                                       Scudder    Scudder    Scudder                          Scudder    Scudder
                                      Contrarian   Global   Government  Scudder    Scudder    Horizon    Horizon    Scudder
                                        Value    Blue Chip  Securities   Growth   High Yield    10+        20+     Horizon 5
                                      Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Assets
Investments in underlying portfolio
 funds, at current market value......    $126       $200      $5,352     $2,518     $  691      $--        $--        $--
Dividends and other receivables......      --         --          --          1         --       --         --         --
                                         ----       ----      ------     ------     ------      ---        ---        ---
      Total assets...................    $126       $200      $5,352     $2,519     $  691      $--        $--        $--
                                         ====       ====      ======     ======     ======      ===        ===        ===
Liabilities and policy owners' equity
Liabilities:
   Mortality and expense risk
    charges..........................    $ --       $ --      $   --     $   --     $   --      $--        $--        $--
   Other payables....................      --         --          --         --         --       --         --         --
                                         ----       ----      ------     ------     ------      ---        ---        ---
      Total liabilities..............      --         --          --         --         --       --         --         --
                                         ----       ----      ------     ------     ------      ---        ---        ---
Policy owners' equity................    $126       $200      $5,352     $2,519     $  691      $--        $--        $--
                                         ====       ====      ======     ======     ======      ===        ===        ===
Analysis of policy owners' equity
Excess (deficiency) of proceeds
 from sales over payments for
 redemptions.........................    $123       $216      $2,205     $1,037     $ (218)     $--        $--        $(3)
Accumulated net investment income
 (loss)..............................      --          2       2,362      1,694      1,159       --         --         10
Accumulated net realized gain (loss)
 on sales of investments.............       1         (3)        592        245       (124)      --         --         (7)
Unrealized appreciation
 (depreciation) of investments.......       2        (15)        193       (457)      (126)      --         --         --
                                         ----       ----      ------     ------     ------      ---        ---        ---
Policy owners's equity...............    $126       $200      $5,352     $2,519     $  691      $--        $--        $--
                                         ====       ====      ======     ======     ======      ===        ===        ===

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                               December 31, 2001
                                (in thousands)

                                                                  Scudder Variable Series II
                                  -----------------------------------------------------------------------------------------
                                     Scudder     Scudder    Scudder    Scudder    Scudder    Scudder    Scudder    Scudder
                                  International Investment   Money       New     Small Cap  Small Cap  Strategic  Technology
                                    Research    Grade Bond   Market     Europe     Growth     Value      Income     Growth
                                   Subaccount   Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                                  ------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Assets
Investments in underlying
 portfolio funds, at current
 market value....................     $ 364        $432      $2,809      $ 69     $ 2,512      $113       $ 2       $ 458
Dividends and other receivables..        --          --           4        --          --        --        --          --
                                      -----        ----      ------      ----     -------      ----       ---       -----
      Total assets...............     $ 364        $432      $2,813      $ 69     $ 2,512      $113       $ 2       $ 458
                                      =====        ====      ======      ====     =======      ====       ===       =====
Liabilities and policy owners'
 equity
Liabilities:
   Mortality and expense risk
    charges......................     $  --        $ --      $   --      $ --     $    --      $ --       $--       $  --
   Other payables................        --          --          82        --          --        --        --          --
                                      -----        ----      ------      ----     -------      ----       ---       -----
      Total liabilities..........        --          --          82        --          --        --        --          --
                                      -----        ----      ------      ----     -------      ----       ---       -----
Policy owners' equity............     $ 364        $432      $2,731      $ 69     $ 2,512      $113       $ 2       $ 458
                                      =====        ====      ======      ====     =======      ====       ===       =====
Analysis of policy owners' equity
Excess (deficiency) of proceeds
 from sales over payments for
 redemptions.....................     $ 492        $426      $2,309      $ 88     $ 3,476      $106       $ 2       $ 685
Accumulated net investment
 income (loss)...................        66           4         422        --         106        --        --          (4)
Accumulated net realized gain
 (loss) on sales of investments..       (21)          1          --        (1)        (33)       --        --        (110)
Unrealized appreciation
 (depreciation) of investments...      (173)          1          --       (18)     (1,037)        7        --        (113)
                                      -----        ----      ------      ----     -------      ----       ---       -----
Policy owners' equity............     $ 364        $432      $2,731      $ 69     $ 2,512      $113       $ 2       $ 458
                                      =====        ====      ======      ====     =======      ====       ===       =====

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                               December 31, 2001
                                (in thousands)

                                                                  Scudder Variable Series II
                                  ------------------------------------------------------------------------------------------
                                                SVS                                          SVS        SVS
                                   Scudder     Dreman   SVS Dreman     SVS     SVS Focus   Focused     Growth
                                    Total    Financial  High Return  Dynamic    Value +   Large Cap     and      SVS Growth
                                    Return    Services    Equity      Growth     Growth     Growth     Income   Opportunities
                                  Subaccount Subaccount Subaccount  Subaccount Subaccount Subaccount Subaccount  Subaccount
                                  ---------- ---------- ----------- ---------- ---------- ---------- ---------- -------------
Assets
Investments in underlying
 portfolio funds, at current
 market value....................   $3,472      $298      $1,195       $ 1        $168       $482       $633        $ 349
Dividends and other receivables..       --         5          --        --           1          4         --           --
                                    ------      ----      ------       ---        ----       ----       ----        -----
      Total assets...............   $3,472      $303      $1,195       $ 1        $169       $486       $633        $ 349
                                    ======      ====      ======       ===        ====       ====       ====        =====
Liabilities and policy owners'
 equity
Liabilities:
   Mortality and expense risk
    charges......................   $   --      $  1      $   --       $--        $  1       $  1       $ --        $  --
   Other payables................        2         4          --        --          --          4         --           --
                                    ------      ----      ------       ---        ----       ----       ----        -----
      Total liabilities..........        2         5          --        --           1          5         --           --
                                    ------      ----      ------       ---        ----       ----       ----        -----
Policy owners' equity............   $3,470      $298      $1,195       $ 1        $168       $481       $633        $ 349
                                    ======      ====      ======       ===        ====       ====       ====        =====
Analysis of policy owners' equity
Excess (deficiency) of proceeds
 from sales over payments for
 redemptions.....................   $  738      $293      $1,258       $ 1        $187       $560       $703        $ 530
Accumulated net investment
 income (loss)...................    2,345         1         (84)       --          --         --         (2)          (6)
Accumulated net realized gain
 (loss) on sales of investments..      506        --          10        --          (2)        (8)       (19)         (54)
Unrealized appreciation
 (depreciation) of investments...     (119)        4          11        --         (17)       (71)       (49)        (121)
                                    ------      ----      ------       ---        ----       ----       ----        -----
Policy owners' equity............   $3,470      $298      $1,195       $ 1        $168       $481       $633        $ 349
                                    ======      ====      ======       ===        ====       ====       ====        =====

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                               December 31, 2001
                                (in thousands)

                                                                                 Scudder Variable Series II
                                                                         -------------------------------------------
                                                                                       SVS        SVS        SVS
                                                                            SVS      Mid Cap   Strategic   Venture
                                                                         Index 500    Growth     Equity     Value
                                                                         Subaccount Subaccount Subaccount Subaccount
                                                                         ---------- ---------- ---------- ----------
Assets
Investments in underlying portfolio funds, at current market value......    $749       $ 4        $ 3        $164
Dividends and other receivables.........................................      --        --         --          --
                                                                            ----       ---        ---        ----
      Total assets......................................................    $749       $ 4        $ 3        $164
                                                                            ====       ===        ===        ====
Liabilities and policy owners' equity
Liabilities:
   Mortality and expense risk charges...................................    $ --       $--        $--        $ --
   Other payables.......................................................      --        --         --          --
                                                                            ----       ---        ---        ----
      Total liabilities.................................................      --        --         --          --
                                                                            ----       ---        ---        ----
Policy owners' equity...................................................    $749       $ 4        $ 3        $164
                                                                            ====       ===        ===        ====
Analysis of policy owners' equity
Excess (deficiency) of proceeds from sales over payments for redemptions    $798       $ 4        $ 3        $156
Accumulated net investment income (loss)................................       1        --         --          --
Accumulated net realized gain (loss) on sales of investments............     (27)       --         --          --
Unrealized appreciation (depreciation) of investments...................     (23)       --         --           8
                                                                            ----       ---        ---        ----
Policy owners' equity...................................................    $749       $ 4        $ 3        $164
                                                                            ====       ===        ===        ====

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                            STATEMENT OF OPERATIONS

                     For the year ended December 31, 2001
                                (in thousands)

                                                                                                      American Century
                                                        The Alger American Fund                   Variable Portfolios, Inc.
                                         -----------------------------------------------------  -----------------------------
                                                                 Alger      Alger      Alger       American
                            Total KILICO   Alger      Alger     American   American   American    Century VP      American
                              Variable    American   American  Income and Leveraged    MidCap      Income &      Century VP
                              Separate    Balanced    Growth     Growth     AllCap     Growth       Growth     International
                              Account    Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount (a) Subaccount (a)
                            ------------ ---------- ---------- ---------- ---------- ---------- -------------- --------------
Revenue
Dividend income............   $  2,392      $  9      $ 27        $ 11       $  4       $ 80         $--            $--
                              --------      ----       ----       ----       ----       ----         ---            ---
Expenses
Mortality and expense risk
 charges...................        375         2         1           1          2          1          --             --
Cost of insurance..........      4,367        12        44          30         --         46          --             --
                              --------      ----       ----       ----       ----       ----         ---            ---
   Total expenses..........      4,742        14        45          31          2         47          --             --
                              --------      ----       ----       ----       ----       ----         ---            ---
Net investment income
 (loss)....................     (2,350)       (5)      (18)        (20)         2         33          --             --
                              --------      ----       ----       ----       ----       ----         ---            ---
Net realized and unrealized
 gain (loss) on
 investments
Net realized gain (loss) on
 sale of investments.......     (2,917)       (2)       (4)         (4)        (6)       (32)         --             --
Change in unrealized
 appreciation
 (depreciation) of
 investments...............     (5,457)       (6)      (40)        (17)       (11)       (47)         --             --
                              --------      ----       ----       ----       ----       ----         ---            ---
Net realized and unrealized
 gain (loss) on
 investments...............     (8,374)       (8)      (44)        (21)       (17)       (79)         --             --
                              --------      ----       ----       ----       ----       ----         ---            ---
Net increase (decrease) in
 policy owners' equity
 resulting from
 operations................   $(10,724)     $(13)     $(62)       $(41)      $(15)      $(46)        $--            $--
                              ========      ====       ====       ====       ====       ====         ===            ===

--------
(a)For the period (commencement of operations): August 17, 2001--American Century VP Income & Growth Subaccount; October 1, 2001--American Century VP International Subaccount; August 24, 2001--American Century VP Ultra Subaccount; August 7, 2001--American Century VP Value Subaccount and September 24, 2001--AST American Century International Growth I Subaccount to December 31, 2001

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                             American Century Variable
                                 Portfolios, Inc.                                American Skandia Trust
                           ----------------------------  ----------------------------------------------------------------------
                                                                       AST American     AST                   AST        AST
                              American       American    AST Alliance    Century      INVESCO      AST     Neuberger     PBHG
                             Century VP     Century VP     Growth &   International    Equity     JanCap    Mid-Cap   Small Cap
                               Ultra          Value         Income       Growth I      Income     Growth     Growth     Growth
                           Subaccount (a) Subaccount (a)  Subaccount  Subaccount (a) Subaccount Subaccount Subaccount Subaccount
                           -------------- -------------- ------------ -------------- ---------- ---------- ---------- ----------
Revenue
Dividend income...........      $--            $--           $159          $ --        $  26     $    --     $ 264      $ 126
                                ---            ---          ------         ----        -----     -------     -----      -----
Expenses
Mortality and expense
 risk charges.............       --             --             12           (14)           6          39        13          3
Cost of insurance.........       --              1            189            17          131         948       260         85
                                ---            ---          ------         ----        -----     -------     -----      -----
   Total expenses.........       --              1            201             3          137         987       273         88
                                ---            ---          ------         ----        -----     -------     -----      -----
Net investment income
 (loss)...................       --             (1)          (42)            (3)        (111)       (987)       (9)        38
                                ---            ---          ------         ----        -----     -------     -----      -----
Net realized and
 unrealized gain (loss)
 on investments
Net realized gain (loss)
 on sale of investments...       --             --            (6)             1           (9)       (233)      (30)      (164)
Change in unrealized
 appreciation
 (depreciation) of
 investments..............       --              3          (151)            30          (95)     (1,931)     (749)       (34)
                                ---            ---          ------         ----        -----     -------     -----      -----
Net realized and
 unrealized gain (loss)
 on investments...........       --              3          (157)            31         (104)     (2,164)     (779)      (198)
                                ---            ---          ------         ----        -----     -------     -----      -----
Net increase (decrease) in
 policy owners' equity
 resulting from
 operations...............      $--            $ 2         $(199)          $ 28        $(215)    $(3,151)    $(788)     $(160)
                                ===            ===          ======         ====        =====     =======     =====      =====

--------
(a)For the period (commencement of operations): August 17, 2001--American Century VP Income & Growth Subaccount; October 1, 2001--American Century VP International Subaccount; August 24, 2001--American Century VP Ultra Subaccount; August 7, 2001--American Century VP Value Subaccount and September 24, 2001--AST American Century International Growth I Subaccount to December 31, 2001

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)


                                    American Skandia Trust                    Credit Suisse Trust
                     ---------------------------------------------------  --------------------------
                                                                 AST
                                       AST          AST       American    Credit Suisse Credit Suisse
                       AST PIMCO      PIMCO       T. Rowe      Century        Trust     Trust Global
                        Limited    Total Return Price Asset International   Emerging    Post-Venture
                     Maturity Bond     Bond     Allocation    Growth II      Markets       Capital
                      Subaccount    Subaccount  Subaccount   Subaccount    Subaccount    Subaccount
                     ------------- ------------ ----------- ------------- ------------- -------------
Revenue
Dividend income.....      $ 3          $  8        $  69        $ 124          $--           $--
                          ---          ----        -----        -----          ---           ---
Expenses
Mortality and
 expense risk
 charges............       --             1            5           15           --            --
Cost of insurance...        8            28           92           49           --            --
                          ---          ----        -----        -----          ---           ---
   Total expenses...        8            29           97           64           --            --
                          ---          ----        -----        -----          ---           ---
Net investment
 income (loss)......       (5)          (21)         (28)          60           --            --
                          ---          ----        -----        -----          ---           ---
Net realized and
 unrealized gain
 (loss) on
 investments
Net realized gain
 (loss) on sale of
 investments........       --             1           (5)        (357)          --            (7)
Change in unrealized
 appreciation
 (depreciation) of
 investments........        1             4          (91)          39           (2)           (2)
                          ---          ----        -----        -----          ---           ---
Net realized and
 unrealized gain
 (loss) on
 investments........        1             5          (96)        (318)          (2)           (9)
                          ---          ----        -----        -----          ---           ---
Net increase
 (decrease) in
 policy owners'
 equity resulting
 from operations....      $(4)         $(16)       $(124)       $(258)         $(2)          $(9)
                          ===          ====        =====        =====          ===           ===

                       Deutsche Asset Management
                               VIT Funds
                     -----------------------------


                      Deutsche VIT   Deutsche VIT
                      EAFE Equity     Small Cap
                         Index          Index
                     Subaccount (b) Subaccount (b)
                     -------------- --------------
Revenue
Dividend income.....      $--            $--
                          ---            ---
Expenses
Mortality and
 expense risk
 charges............       --             --
Cost of insurance...       --             --
                          ---            ---
   Total expenses...       --             --
                          ---            ---
Net investment
 income (loss)......       --             --
                          ---            ---
Net realized and
 unrealized gain
 (loss) on
 investments
Net realized gain
 (loss) on sale of
 investments........       --             --
Change in unrealized
 appreciation
 (depreciation) of
 investments........       --             --
                          ---            ---
Net realized and
 unrealized gain
 (loss) on
 investments........       --             --
                          ---            ---
Net increase
 (decrease) in
 policy owners'
 equity resulting
 from operations....      $--            $--
                          ===            ===

--------
(b)For the period (commencement of operations): August 21, 2001--Deutsche VIT EAFE Equity Index Subaccount and August 10, 2001--Deutsche VIT Small Cap Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                              Dreyfus
                                  Dreyfus    Socially
                                   Life &   Responsible   Dreyfus
                                  Annuity     Growth     Investment      Dreyfus Variable       Fidelity Variable Insurance
                                 Index Fund Fund, Inc.   Portfolios      Investment Fund               Products Fund
                                 ---------- ----------- ------------ -----------------------  -------------------------------
                                              Dreyfus
                                  Dreyfus    Socially   Dreyfus I.P.                           Fidelity              Fidelity
                                   Stock    Responsible   Mid Cap    Dreyfus VIF  Dreyfus VIF VIP Equity  Fidelity   VIP High
                                 Index Fund Growth Fund    Stock     Appreciation  Small Cap    Income   VIP Growth   Income
                                 Subaccount Subaccount   Subaccount   Subaccount  Subaccount  Subaccount Subaccount Subaccount
                                 ---------- ----------- ------------ ------------ ----------- ---------- ---------- ----------
Revenue
Dividend income.................    $ 1        $ --         $--          $--         $ 10        $ 11       $  3       $  2
                                    ---        ----         ---          ---         ----        ----       ----       ----
Expenses
Mortality and expense risk
 charges........................     --           1           1           --           --           3          1         --
Cost of insurance...............      9           3          --            3           20          44         24          7
                                    ---        ----         ---          ---         ----        ----       ----       ----
   Total expenses...............      9           4           1            3           20          47         25          7
                                    ---        ----         ---          ---         ----        ----       ----       ----
Net investment income (loss)....     (8)         (4)         (1)          (3)         (10)        (36)       (22)        (5)
                                    ---        ----         ---          ---         ----        ----       ----       ----
Net realized and unrealized
 gain (loss) on investments
Net realized gain (loss) on sale
 of investments.................     (1)         (2)         (2)          --           (1)         (2)        (2)        (3)
Change in unrealized
 appreciation (depreciation)
 of investments.................      1         (25)          8           --           (4)        (16)       (13)        (4)
                                    ---        ----         ---          ---         ----        ----       ----       ----
Net realized and unrealized
 gain (loss) on investments.....     --         (27)          6           --           (5)        (18)       (15)        (7)
                                    ---        ----         ---          ---         ----        ----       ----       ----
Net increase (decrease) in
 policy owners' equity
 resulting from operations......    $(8)       $(31)        $ 5          $(3)        $(15)       $(54)      $(37)      $(12)
                                    ===        ====         ===          ===         ====        ====       ====       ====

--------
(b)For the period (commencement of operations): August 21, 2001--Deutsche VIT EAFE Equity Index Subaccount and August 10, 2001--Deutsche VIT Small Cap Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                     Fidelity                          Fidelity
                                     Variable                          Variable
                                    Insurance        Fidelity          Insurance
                                     Products   Variable Insurance     Products                  Franklin Templeton
                                       Fund      Products Fund II      Fund III          Variable Insurance Products Trust
                                    ---------- --------------------  ------------- ---------------------------------------------
                                                                                              Templeton  Templeton
                                     Fidelity   Fidelity   Fidelity  Fidelity VIP  Templeton  Developing   Global     Templeton
                                       VIP       VIP II     VIP II    III Growth     Asset     Markets     Income   International
                                     Overseas  Contrafund Index 500  Opportunities  Strategy  Securities Securities  Securities
                                    Subaccount Subaccount Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                                    ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
Revenue
Dividend income....................    $ 1       $  51      $  14        $   2        $ 1        $--         $--         $ 1
                                       ---       -----      -----        -----        ---        ---        ----         ---
Expenses
Mortality and expense risk
 charges...........................     --          11         12            5         --         --          --          (1)
Cost of insurance..................      3         284        253           98          1          4          --           1
                                       ---       -----      -----        -----        ---        ---        ----         ---
   Total expenses..................      3         295        265          103          1          4          --          --
                                       ---       -----      -----        -----        ---        ---        ----         ---
Net investment income (loss).......     (2)       (244)      (251)        (101)        --         (4)         --           1
                                       ---       -----      -----        -----        ---        ---        ----         ---
Net realized and unrealized gain
 (loss) on investments
Net realized gain (loss) on sale of
 investments.......................     --         (33)       (10)         (18)        (1)        (1)         --          --
Change in unrealized
 appreciation (depreciation) of
 investments.......................     (3)       (212)      (167)         (65)        --         (1)         --          (2)
                                       ---       -----      -----        -----        ---        ---        ----         ---
Net realized and unrealized gain
 (loss) on investments.............     (3)       (245)      (177)         (83)        (1)        (2)         --          (2)
                                       ---       -----      -----        -----        ---        ---        ----         ---
Net increase (decrease) in policy
 owners' equity resulting from
 operations........................    $(5)      $(489)     $(428)       $(184)       $(1)       $(6)        $--         $(1)
                                       ===       =====      =====        =====        ===        ===        ====         ===

--------
(d)For the period (commencement of operations): June 5, 2001--INVESCO Dynamics Subaccount and INVESCO Technology Subaccount; June 15, 2001 INVESCO Financial Services Subaccount; and July 24, 2001--Invesco Telecommunications Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                            INVESCO Variable Investment Funds, Inc.
                             ----------------------------------------------------------------------

                                             INVESCO VIF                   INVESCO VIF    INVESCO
                              INVESCO VIF     Financial     INVESCO VIF      Telecom-       VIF
                                Dynamics       Services      Technology    munications   Utilities
                             Subaccount (d) Subaccount (d) Subaccount (d) Subaccount (d) Subaccount
                             -------------- -------------- -------------- -------------- ----------
Revenue
Dividend income.............      $--            $--            $--            $--          $--
                                  ---            ---            ---            ---          ---
Expenses
Mortality and expense risk
 charges....................       --             --             --             --           --
Cost of insurance...........        1              1              2              1           --
                                  ---            ---            ---            ---          ---
   Total expenses...........        1              1              2              1           --
                                  ---            ---            ---            ---          ---
Net investment income (loss)       (1)            (1)            (2)            (1)          --
                                  ---            ---            ---            ---          ---
Net realized and unrealized
 gain (loss) on investments
Net realized gain (loss) on
 sale of investments........       --             --             --             --           --
Change in unrealized
 appreciation (depreciation)
 of investments.............        1              1              2             --           --
                                  ---            ---            ---            ---          ---
Net realized and unrealized
 gain (loss) on investments.        1              1              2             --           --
                                  ---            ---            ---            ---          ---
Net increase (decrease) in
 policy owners' equity
 resulting from operations..      $--            $--            $--            $(1)         $--
                                  ===            ===            ===            ===          ===

                                     Janus Aspen Series
                             ---------------------------------
                               Janus                  Janus
                               Aspen      Janus       Aspen
                             Aggressive   Aspen      Capital
                               Growth    Balanced  Appreciation
                             Subaccount Subaccount  Subaccount
                             ---------- ---------- ------------
Revenue
Dividend income.............   $  --       $  5       $   5
                               -----       ----       -----
Expenses
Mortality and expense risk
 charges....................      (1)         1           1
Cost of insurance...........      61         27         190
                               -----       ----       -----
   Total expenses...........      60         28         191
                               -----       ----       -----
Net investment income (loss)     (60)       (23)       (186)
                               -----       ----       -----
Net realized and unrealized
 gain (loss) on investments
Net realized gain (loss) on
 sale of investments........     (25)        (1)        (25)
Change in unrealized
 appreciation (depreciation)
 of investments.............     (62)        (5)        (65)
                               -----       ----       -----
Net realized and unrealized
 gain (loss) on investments.     (87)        (6)        (90)
                               -----       ----       -----
Net increase (decrease) in
 policy owners' equity
 resulting from operations..   $(147)      $(29)      $(276)
                               =====       ====       =====

--------
(d)For the period (commencement of operations): June 5, 2001--INVESCO Dynamics Subaccount and INVESCO Technology Subaccount; June 15, 2001 INVESCO Financial Services Subaccount; and July 24, 2001--Invesco Telecommunications Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                                                                      PIMCO Variable       Scudder Variable
                                                  Janus Aspen Series                  Insurance Trust          Series I
                                    ---------------------------------------------  --------------------  --------------------
                                      Janus                               Janus                 PIMCO     Scudder
                                      Aspen      Janus     Janus Aspen    Aspen      PIMCO       Low        21st
                                     Flexible    Aspen    International Worldwide   Foreign    Duration   Century    Scudder
                                      Income     Growth      Growth       Growth      Bond       Bond      Growth      Bond
                                    Subaccount Subaccount  Subaccount   Subaccount Subaccount Subaccount Subaccount Subaccount
                                    ---------- ---------- ------------- ---------- ---------- ---------- ---------- ----------
Revenue
Dividend income....................    $ 1       $   1        $  1         $  1       $ 1        $ 1        $ --       $--
                                       ---       -----        ----         ----       ---        ---        ----       ---
Expenses
Mortality and expense risk charges.     --          --          --            1        --         --           2        --
Cost of insurance..................      2          55          29           43         6          6          --         7
                                       ---       -----        ----         ----       ---        ---        ----       ---
   Total expenses..................      2          55          29           44         6          6           2         7
                                       ---       -----        ----         ----       ---        ---        ----       ---
Net investment income (loss).......     (1)        (54)        (28)         (43)       (5)        (5)         (2)       (7)
                                       ---       -----        ----         ----       ---        ---        ----       ---
Net realized and unrealized gain
 (loss) on investments
Net realized gain (loss) on sale of
 investments.......................     --         (19)         (2)         (12)       --         --         (16)       --
Change in unrealized appreciation
 (depreciation) of investments.....     --         (49)        (14)         (28)        1         --         (27)       --
                                       ---       -----        ----         ----       ---        ---        ----       ---
Net realized and unrealized gain
 (loss) on investments.............     --         (68)        (16)         (40)        1         --         (43)       --
                                       ---       -----        ----         ----       ---        ---        ----       ---
Net increase (decrease) in policy
 owners' equity resulting from
 operations........................    $(1)      $(122)       $(44)        $(83)      $(4)       $(5)       $(45)      $(7)
                                       ===       =====        ====         ====       ===        ===        ====       ===

--------
(e)For the period (commencement of operations): October 15, 2001--December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                                                                                             Scudder Variable
                                                         Scudder Variable Series I                               Series II
                                  -----------------------------------------------------------------------  --------------------
                                   Scudder    Scudder    Scudder      Scudder                    Scudder    Scudder
                                   Capital     Global     Growth       Health        Scudder      Money    Aggressive  Scudder
                                    Growth   Discovery  and Income    Sciences    International   Market     Growth   Blue Chip
                                  Subaccount Subaccount Subaccount Subaccount (e)  Subaccount   Subaccount Subaccount Subaccount
                                  ---------- ---------- ---------- -------------- ------------- ---------- ---------- ----------
Revenue
Dividend income..................    $ 35       $  6      $  13         $--           $  66        $ 1        $  3       $  1
                                     ----       ----      -----         ---           -----        ---        ----       ----
Expenses
Mortality and expense risk
 charges.........................       3          5          4          --               3         --           3          3
Cost of insurance................       4         --         96          --              55          3          --         --
                                     ----       ----      -----         ---           -----        ---        ----       ----
   Total expenses................       7          5        100          --              58          3           3          3
                                     ----       ----      -----         ---           -----        ---        ----       ----
Net investment income (loss).....      28          1        (87)         --               8         (2)         --         (2)
                                     ----       ----      -----         ---           -----        ---        ----       ----
Net realized and unrealized gain
 (loss) on investments
Net realized gain (loss) on sale
 of investments..................     (17)       (25)       (11)         --             (27)        --         (25)       (23)
Change in unrealized
 appreciation (depreciation) of
 investments.....................     (75)       (59)       (45)         --            (161)        --         (48)       (43)
                                     ----       ----      -----         ---           -----        ---        ----       ----
Net realized and unrealized gain
 (loss) on investments...........     (92)       (84)       (56)         --            (188)        --         (73)       (66)
                                     ----       ----      -----         ---           -----        ---        ----       ----
Net increase (decrease) in policy
 owners' equity resulting from
 operations......................    $(64)      $(83)     $(143)        $--           $(180)       $(2)       $(73)      $(68)
                                     ====       ====      =====         ===           =====        ===        ====       ====

--------
(e)For the period (commencement of operations): October 15, 2001-December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                                                   Scudder Variable Series II
                                    ----------------------------------------------------------------------------------------
                                     Scudder    Scudder    Scudder
                                    Contrarian   Global   Government  Scudder    Scudder     Scudder     Scudder    Scudder
                                      Value    Blue Chip  Securities   Growth   High Yield Horizon 10+ Horizon 20+ Horizon 5
                                    Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount  Subaccount  Subaccount
                                    ---------- ---------- ---------- ---------- ---------- ----------- ----------- ----------
Revenue
Dividend income....................    $--        $  3       $190      $ 282       $ 95        $--         $--        $10
                                       ---        ----       ----      -----       ----        ---         ---        ---
Expenses
Mortality and expense risk
 charges...........................     --           1         46         16          3         --          --         --
Cost of insurance..................     --          --         75        170         45         --          --         --
                                       ---        ----       ----      -----       ----        ---         ---        ---
   Total expenses..................     --           1        121        186         48         --          --         --
                                       ---        ----       ----      -----       ----        ---         ---        ---
Net investment income (loss).......     --           2         69         46         47         --          --         10
                                       ---        ----       ----      -----       ----        ---         ---        ---
Net realized and unrealized gain
 (loss) on investments
Net realized gain (loss) on sale of
 investments.......................      1          (3)        19       (928)       (86)        --          --         (6)
Change in unrealized
 appreciation (depreciation) of
 investments.......................      1         (16)       144          7          1         --          --         --
                                       ---        ----       ----      -----       ----        ---         ---        ---
Net realized and unrealized gain
 (loss) on investments.............      2         (19)       163       (921)       (85)        --          --         (6)
                                       ---        ----       ----      -----       ----        ---         ---        ---
Net increase (decrease) in policy
 owners' equity resulting from
 operations........................    $ 2        $(17)      $232      $(875)      $(38)       $--         $--        $ 4
                                       ===        ====       ====      =====       ====        ===         ===        ===

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                                                    Scudder Variable Series II
                                    -----------------------------------------------------------------------------------------
                                                   Scudder
                                       Scudder    Investment  Scudder               Scudder    Scudder    Scudder    Scudder
                                    International   Grade      Money     Scudder   Small Cap  Small Cap  Strategic  Technology
                                      Research       Bond      Market   New Europe   Growth     Value      Income     Growth
                                     Subaccount   Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                                    ------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Revenue
Dividend income....................     $  53        $ 9       $ 111       $  1     $   326      $--        $--       $  --
                                        -----        ---       -----       ----     -------      ---        ---       -----
Expenses
Mortality and expense risk
 charges...........................         4          2          92          1          20       --         --           2
Cost of insurance..................        48          2         244         --         374       --         --          --
                                        -----        ---       -----       ----     -------      ---        ---       -----
   Total expenses..................        52          4         336          1         394       --         --           2
                                        -----        ---       -----       ----     -------      ---        ---       -----
Net investment income (loss).......         1          5        (225)        --         (68)      --         --          (2)
                                        -----        ---       -----       ----     -------      ---        ---       -----
Net realized and unrealized gain
 (loss) on investments
Net realized gain (loss) on sale of
 investments.......................       (24)         1          --         (1)       (104)      --         --        (111)
Change in unrealized appreciation
 (depreciation) of investments.....      (121)        --          --        (16)     (1,008)       7         --         (21)
                                        -----        ---       -----       ----     -------      ---        ---       -----
Net realized and unrealized gain
 (loss) on investments.............      (145)         1          --        (17)     (1,112)       7         --        (132)
                                        -----        ---       -----       ----     -------      ---        ---       -----
Net increase (decrease) in policy
 owners' equity resulting from
 operations........................     $(144)       $ 6       $(225)      $(17)    $(1,180)     $ 7        $--       $(134)
                                        =====        ===       =====       ====     =======      ===        ===       =====

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                                               Scudder Variable Series II
                             ----------------------------------------------------------------------------------------------
                                           SVS         SVS                                  SVS
                              Scudder     Dreman     Dreman                   SVS Focus   Focused      SVS
                               Total    Financial  High Return  SVS Dynamic    Value +   Large Cap  Growth and  SVS Growth
                               Return    Services    Equity        Growth       Growth     Growth     Income   Opportunities
                             Subaccount Subaccount Subaccount  Subaccount (f) Subaccount Subaccount Subaccount  Subaccount
                             ---------- ---------- ----------- -------------- ---------- ---------- ---------- -------------
Revenue
Dividend income.............   $ 197       $ 2          $8          $--          $  4       $ --       $  2        $  --
                               -----       ---        ----          ---          ----       ----       ----        -----
Expenses
Mortality and expense risk
 charges....................      25         1           7           --             1         --          4            4
Cost of insurance...........      53        --          70           --             3         --         --           --
                               -----       ---        ----          ---          ----       ----       ----        -----
   Total expenses...........      78         1          77           --             4         --          4            4
                               -----       ---        ----          ---          ----       ----       ----        -----
Net investment income (loss)     119         1         (69)          --            --         --         (2)          (4)
                               -----       ---        ----          ---          ----       ----       ----        -----
Net realized and unrealized
 gain (loss) on investments
Net realized gain (loss) on
 sale of investments........    (422)       --          10           --            (2)        (7)       (15)         (50)
Change in unrealized
 appreciation (depreciation)
 of investments.............      18         1         (22)          --           (16)       (39)       (34)         (59)
                               -----       ---        ----          ---          ----       ----       ----        -----
Net realized and unrealized
 gain (loss) on investments.    (404)        1         (12)          --           (18)       (46)       (49)        (109)
                               -----       ---        ----          ---          ----       ----       ----        -----
Net increase (decrease) in
 policy owners' equity
 resulting from operations..   $(285)      $ 2        $(81)         $--          $(18)      $(46)      $(51)       $(113)
                               =====       ===        ====          ===          ====       ====       ====        =====

--------
(f)For the period (commencement of operations): November 13, 2001--SVS Dynamic Growth Subaccount; December 17, 2001--SVS MidCap Growth Subaccount and SVS Strategic Equity Subaccount and October 15, 2001--SVS Venture Value Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)


                                                                                         Scudder Variable Series II
                                                                           ----------------------------------------
                                                                              SVS      SVS Mid Cap   SVS Strategic
                                                                           Index 500      Growth         Equity
                                                                           Subaccount Subaccount (f) Subaccount (f)
                                                                           ---------- -------------- --------------
Revenue
Dividend income...........................................................    $  1         $--            $--
                                                                              ----         ---            ---
Expenses
Mortality and expense risk charges........................................       1          --             --
Cost of insurance.........................................................      --          --             --
                                                                              ----         ---            ---
   Total expenses.........................................................       1          --             --
                                                                              ----         ---            ---
Net investment income (loss)..............................................      --          --             --
                                                                              ----         ---            ---
Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of investments...........................     (28)         --             --
Change in unrealized appreciation (depreciation) of investments...........     (14)         --             --
                                                                              ----         ---            ---
Net realized and unrealized gain (loss) on investments....................     (42)         --             --
                                                                              ----         ---            ---
Net increase (decrease) in policy owners' equity resulting from operations    $(42)        $--            $--
                                                                              ====         ===            ===



                                                                            SVS Venture
                                                                               Value
                                                                           Subaccount (f)
                                                                           --------------
Revenue
Dividend income...........................................................      $--
                                                                                ---
Expenses
Mortality and expense risk charges........................................       --
Cost of insurance.........................................................       --
                                                                                ---
   Total expenses.........................................................       --
                                                                                ---
Net investment income (loss)..............................................       --
                                                                                ---
Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of investments...........................       --
Change in unrealized appreciation (depreciation) of investments...........        8
                                                                                ---
Net realized and unrealized gain (loss) on investments....................        8
                                                                                ---
Net increase (decrease) in policy owners' equity resulting from operations      $ 8
                                                                                ===

--------
(f)For the period (commencement of operations): November 13, 2001--SVS Dynamic Growth Subaccount; December 17, 2001--SVS MidCap Growth Subaccount and SVS Strategic Equity Subaccount and October 15, 2001--SVS Venture Value Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                 STATEMENT OF CHANGES IN POLICY OWNERS' EQUITY

                     For the year ended December 31, 2001
                                (in thousands)



                                                                The Alger American Fund
                                                 -----------------------------------------------------
                                        Total                            Alger      Alger      Alger
                                        KILICO     Alger      Alger     American   American   American
                                       Variable   American   American  Income and Leveraged    MidCap
                                       Separate   Balanced    Growth     Growth     AllCap     Growth
                                       Account   Subaccount Subaccount Subaccount Subaccount Subaccount
                                       --------  ---------- ---------- ---------- ---------- ----------
Operations
Net investment income (loss).......... $ (2,350)    $ (5)      $(18)      $(20)      $  2       $ 33
Net realized gain (loss) on sale of
 investments..........................   (2,917)      (2)        (4)        (4)        (6)       (32)
Change in unrealized appreciation
 (depreciation) of investments........   (5,457)      (6)       (40)       (17)       (11)       (47)
                                       --------     ----       ----       ----       ----       ----
   Net increase (decrease) in policy
    owners' equity resulting from
    operations........................  (10,724)     (13)       (62)       (41)       (15)       (46)
                                       --------     ----       ----       ----       ----       ----
Policy owners' equity transactions
Proceeds from sales...................   21,148       70        164        137         17        171
Net transfer (to) from affiliate and
 subaccounts..........................    3,248      310        249        194        126        190
Payments for redemptions..............   (5,222)      (5)        (4)        (1)        (5)        (2)
                                       --------     ----       ----       ----       ----       ----
   Net increase (decrease) from
    policy owners' equity
    transactions......................   19,174      375        409        330        138        359
                                       --------     ----       ----       ----       ----       ----
   Total increase (decrease) in
    policy owners' equity.............    8,450      362        347        289        123        313
                                       --------     ----       ----       ----       ----       ----
Policy owners' equity
Beginning of period...................   37,158      142         42          8         69         64
                                       --------     ----       ----       ----       ----       ----
End of period......................... $ 45,608     $504       $389       $297       $192       $377
                                       ========     ====       ====       ====       ====       ====


                                         American Century Variable
                                             Portfolios, Inc.
                                       -----------------------------
                                          American
                                         Century VP      American
                                          Income &      Century VP
                                           Growth     International
                                       Subaccount (a) Subaccount (a)
                                       -------------- --------------
Operations
Net investment income (loss)..........      $--            $--
Net realized gain (loss) on sale of
 investments..........................       --             --
Change in unrealized appreciation
 (depreciation) of investments........       --             --
                                            ---            ---
   Net increase (decrease) in policy
    owners' equity resulting from
    operations........................       --             --
                                            ---            ---
Policy owners' equity transactions
Proceeds from sales...................       --             --
Net transfer (to) from affiliate and
 subaccounts..........................       14              1
Payments for redemptions..............       --             --
                                            ---            ---
   Net increase (decrease) from
    policy owners' equity
    transactions......................       14              1
                                            ---            ---
   Total increase (decrease) in
    policy owners' equity.............       14              1
                                            ---            ---
Policy owners' equity
Beginning of period...................       --             --
                                            ---            ---
End of period.........................      $14            $ 1
                                            ===            ===

--------
(a)For the period (commencement of operations): August 17, 2001--American Century Income & Growth Subaccount; October 1, 2001--American Century International Subaccount; August 24, 2001--American Century Ultra Subaccount; August 7, 2001--American Century Value Subaccount and September 24, 2001--AST American Century International Growth I Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)


                                      American Century Variable
                                          Portfolios, Inc.                               American Skandia Trust
                                    ----------------------------  ----------------------------------------------------------
                                                                                  AST
                                                                     AST        American       AST                   AST
                                       American       American     Alliance     Century      INVESCO      AST     Neuberger
                                      Century VP     Century VP    Growth &  International    Equity     JanCap    Mid-Cap
                                        Ultra          Value        Income      Growth I      Income     Growth     Growth
                                    Subaccount (a) Subaccount (a) Subaccount Subaccount (a) Subaccount Subaccount Subaccount
                                    -------------- -------------- ---------- -------------- ---------- ---------- ----------
Operations
Net investment income (loss).......      $--            $(1)        $  (42)       $ (3)       $(111)    $  (987)    $   (9)
Net realized gain (loss) on sale of
 investments.......................       --             --             (6)          1           (9)       (233)       (30)
Change in unrealized
 appreciation (depreciation) of
 investments.......................       --              3           (151)         30          (95)     (1,931)      (749)
                                         ---            ---         ------        ----        -----     -------     ------
   Net increase (decrease) in
    policy owners' equity
    resulting from operations......       --              2           (199)         28         (215)     (3,151)      (788)
                                         ---            ---         ------        ----        -----     -------     ------
Policy owners' equity transactions
Proceeds from sales................        1             12            374          41          275       2,469        672
Net transfer (to) from affiliate
 and subaccounts...................        2             32             20         345          (45)       (227)       (24)
Payments for redemptions...........       --             --           (105)         (2)         (89)       (439)      (118)
                                         ---            ---         ------        ----        -----     -------     ------
   Net increase (decrease) from
    policy owners' equity
    transactions...................        3             44            289         384          141       1,803        530
                                         ---            ---         ------        ----        -----     -------     ------
   Total increase (decrease) in
    policy owners' equity..........        3             46             90         412          (74)     (1,348)      (258)
                                         ---            ---         ------        ----        -----     -------     ------
Policy owners' equity
Beginning of period................       --             --          1,303          --          876       6,494      1,893
                                         ---            ---         ------        ----        -----     -------     ------
End of period......................      $ 3            $46         $1,393        $412        $ 802     $ 5,146     $1,635
                                         ===            ===         ======        ====        =====     =======     ======






                                       AST
                                       PBHG
                                    Small Cap
                                      Growth
                                    Subaccount
                                    ----------
Operations
Net investment income (loss).......   $  38
Net realized gain (loss) on sale of
 investments.......................    (164)
Change in unrealized
 appreciation (depreciation) of
 investments.......................     (34)
                                      -----
   Net increase (decrease) in
    policy owners' equity
    resulting from operations......    (160)
                                      -----
Policy owners' equity transactions
Proceeds from sales................      23
Net transfer (to) from affiliate
 and subaccounts...................     (63)
Payments for redemptions...........     (65)
                                      -----
   Net increase (decrease) from
    policy owners' equity
    transactions...................    (105)
                                      -----
   Total increase (decrease) in
    policy owners' equity..........    (265)
                                      -----
Policy owners' equity
Beginning of period................     864
                                      -----
End of period......................   $ 599
                                      =====

--------
(a)For the period (commencement of operations): August 17, 2001--American Century Income & Growth Subaccount; October 1, 2001--American Century International Subaccount; August 24, 2001--American Century Ultra Subaccount; August 7, 2001--American Century Value Subaccount and September 24, 2001--AST American Century International Growth I Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)


                                        American Skandia Trust                Credit Suisse Trust
                            ----------------------------------------------  -----------------------
                               AST        AST                      AST        Credit
                              PIMCO      PIMCO        AST       American      Suisse   Credit Suisse
                             Limited     Total      T. Rowe      Century      Trust    Trust Global
                             Maturity    Return   Price Asset International  Emerging  Post-Venture
                               Bond       Bond    Allocation    Growth II    Markets      Capital
                            Subaccount Subaccount Subaccount   Subaccount   Subaccount  Subaccount
                            ---------- ---------- ----------- ------------- ---------- -------------
Operations
Net investment income
 (loss)....................    $(5)       $(21)      $ (28)       $  60        $--          $--
Net realized gain (loss) on
 sale of investments.......     --           1          (5)        (357)        --           (7)
Change in unrealized
 appreciation
 (depreciation) of
 investments...............      1           4         (91)          39         (2)          (2)
                               ---        ----       -----        -----        ---          ---
   Net increase
    (decrease) in policy
    owners' equity
    resulting from
    operations.............     (4)        (16)       (124)        (258)        (2)          (9)
                               ---        ----       -----        -----        ---          ---
Policy owners' equity
 transactions
Proceeds from sales........     15          61         183          132         --           --
Net transfer (to) from
 affiliate and subaccounts.      8          58         (26)        (369)        24           12
Payments for redemptions...     (4)        (15)        (38)         (42)        --           --
                               ---        ----       -----        -----        ---          ---
   Net increase
    (decrease) from
    policy owners'
    equity transactions....     19         104         119         (279)        24           12
                               ---        ----       -----        -----        ---          ---
   Total increase
    (decrease) in policy
    owners' equity.........     15          88          (5)        (537)        22            3
                               ---        ----       -----        -----        ---          ---
Policy owners' equity
Beginning of period........     48         153         550          537         --           22
                               ---        ----       -----        -----        ---          ---
End of period..............    $63        $241       $ 545        $  --        $22          $25
                               ===        ====       =====        =====        ===          ===

                              Deutsche Asset Management
                                      VIT Funds
                            -----------------------------


                             Deutsche VIT   Deutsche VIT
                             EAFE Equity     Small Cap
                                Index          Index
                            Subaccount (b) Subaccount (b)
                            -------------- --------------
Operations
Net investment income
 (loss)....................      $--            $--
Net realized gain (loss) on
 sale of investments.......       --             --
Change in unrealized
 appreciation
 (depreciation) of
 investments...............       --             --
                                 ---            ---
   Net increase
    (decrease) in policy
    owners' equity
    resulting from
    operations.............       --             --
                                 ---            ---
Policy owners' equity
 transactions
Proceeds from sales........       --             --
Net transfer (to) from
 affiliate and subaccounts.        2              3
Payments for redemptions...       --             --
                                 ---            ---
   Net increase
    (decrease) from
    policy owners'
    equity transactions....        2              3
                                 ---            ---
   Total increase
    (decrease) in policy
    owners' equity.........        2              3
                                 ---            ---
Policy owners' equity
Beginning of period........       --             --
                                 ---            ---
End of period..............      $ 2            $ 3
                                 ===            ===

--------
(b)For the period (commencement of operations): August 21, 2001--Deutsche VIT EAFE Equity Index Subaccount and August 10, 2001--Deutsche VIT Small Cap Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                                  Dreyfus
                                      Dreyfus    Socially
                                       Life &   Responsible  Dreyfus
                                      Annuity     Growth    Investment    Dreyfus Variable            Fidelity Variable
                                     Index Fund Fund, Inc.  Portfolios     Investment Fund         Insurance Products Fund
                                     ---------- ----------- ---------- ----------------------  -------------------------------
                                                  Dreyfus
                                                 Socially    Dreyfus
                                      Dreyfus   Responsible    I.P.                  Dreyfus    Fidelity   Fidelity   Fidelity
                                       Stock      Growth     Mid Cap   Dreyfus VIF     VIF     VIP Equity    VIP      VIP High
                                     Index Fund    Fund       Stock    Appreciation Small Cap    Income     Growth     Income
                                     Subaccount Subaccount  Subaccount  Subaccount  Subaccount Subaccount Subaccount Subaccount
                                     ---------- ----------- ---------- ------------ ---------- ---------- ---------- ----------
Operations
Net investment income (loss)........    $(8)       $ (4)       $ (1)       $(3)        $(10)      $(36)      $(22)      $ (5)
Net realized gain (loss) on sale of
 investments........................     (1)         (2)         (2)        --           (1)        (2)        (2)        (3)
Change in unrealized appreciation
 (depreciation) of investments......      1         (25)          8         --           (4)       (16)       (13)        (4)
                                        ---        ----        ----        ---         ----       ----       ----       ----
   Net increase (decrease) in
    policy owners' equity
    resulting from operations.......     (8)        (31)          5         (3)         (15)       (54)       (37)       (12)
                                        ---        ----        ----        ---         ----       ----       ----       ----
Policy owners' equity transactions
Proceeds from sales.................     34          39          19         12           94        116         94         18
Net transfer (to) from affiliate and
 subaccounts........................     58          71         245         19           74        101        121         39
Payments for redemptions............     --          (7)         (3)        --           --        (13)        (1)        (4)
                                        ---        ----        ----        ---         ----       ----       ----       ----
   Net increase (decrease) from
    policy owners' equity
    transactions....................     92         103         261         31          168        204        214         53
                                        ---        ----        ----        ---         ----       ----       ----       ----
   Total increase (decrease) in
    policy owners' equity...........     84          72         266         28          153        150        177         41
                                        ---        ----        ----        ---         ----       ----       ----       ----
Policy owners' equity
Beginning of period.................      3          77          40          1            8        174         18         16
                                        ---        ----        ----        ---         ----       ----       ----       ----
End of period.......................    $87        $149        $306        $29         $161       $324       $195       $ 57
                                        ===        ====        ====        ===         ====       ====       ====       ====

--------
(b)For the period (commencement of operations): August 21, 2001--Deutsche VIT EAFE Equity Index Subaccount and August 10, 2001--Deutsche VIT Small Cap Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                                                       Fidelity
                                                                       Variable
                                                                       Insurance
                                           Fidelity Variable           Products             Franklin Templeton Variable
                                       Insurance Products Fund II      Fund III               Insurance Products Trust
                                    -------------------------------  ------------- ---------------------------------------------
                                                                       Fidelity               Templeton  Templeton
                                     Fidelity   Fidelity   Fidelity     VIP III    Templeton  Developing   Global     Templeton
                                       VIP       VIP II     VIP II      Growth       Asset     Markets     Income   International
                                     Overseas  Contrafund Index 500  Opportunities  Strategy  Securities Securities  Securities
                                    Subaccount Subaccount Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                                    ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
Operations
Net investment income (loss).......    $(2)      $ (244)    $ (251)      $(101)       $--        $(4)       $--          $ 1
Net realized gain (loss) on sale of
 investments.......................     --          (33)       (10)        (18)        (1)        (1)        --           --
Change in unrealized
 appreciation (depreciation) of
 investments.......................     (3)        (212)      (167)        (65)        --         (1)        --           (2)
                                       ---       ------     ------       -----        ---        ---        ---          ---
   Net increase (decrease) in
    policy owners' equity
    resulting from operations......     (5)        (489)      (428)       (184)        (1)        (6)        --           (1)
                                       ---       ------     ------       -----        ---        ---        ---          ---
Policy owners' equity
 transactions
Proceeds from sales................     11          673        605         247          4          9         --            4
Net transfer (to) from affiliate
 and subaccounts...................     11           (1)         8         (20)         5          3          6            6
Payments for redemptions...........     --          (84)       (67)        (30)        --         --         --           --
                                       ---       ------     ------       -----        ---        ---        ---          ---
   Net increase (decrease) from
    policy owners' equity
    transactions...................     22          588        546         197          9         12          6           10
                                       ---       ------     ------       -----        ---        ---        ---          ---
   Total increase (decrease) in
    policy owners' equity..........     17           99        118          13          8          6          6            9
                                       ---       ------     ------       -----        ---        ---        ---          ---
Policy owners' equity
Beginning of period................      8        1,518      1,271         523         --         13         --            4
                                       ---       ------     ------       -----        ---        ---        ---          ---
End of period......................    $25       $1,617     $1,389       $ 536        $ 8        $19        $ 6          $13
                                       ===       ======     ======       =====        ===        ===        ===          ===

--------
(c)For the period (commencement of operations): June 5, 2001--INVESCO Dynamics Subaccount and INVESCO Technology Subaccount; June 15, 2001 INVESCO Financial Services Subaccount; and July 24, 2001--INVESCO Telecommunications Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                        INVESCO Variable Investment Funds, Inc.
                         ----------------------------------------------------------------------
                                                                         INVESCO
                            INVESCO        INVESCO        INVESCO          VIF        INVESCO
                              VIF       VIF Financial       VIF        Telecommuni-     VIF
                            Dynamics       Services      Technology      cations     Utilities
                         Subaccount (c) Subaccount (c) Subaccount (c) Subaccount (c) Subaccount
                         -------------- -------------- -------------- -------------- ----------
Operations
Net investment
 income (loss)..........      $(1)           $(1)           $(2)           $(1)         $--
Net realized gain (loss)
 on sale of
 investments............       --             --             --             --           --
Change in unrealized
 appreciation
 (depreciation) of
 investments............        1              1              2             --           --
                              ---            ---            ---            ---          ---
   Net increase
    (decrease) in
    policy owners'
    equity resulting
    from
    operations..........       --             --             --             (1)          --
                              ---            ---            ---            ---          ---
Policy owners' equity
 transactions
Proceeds from sales.....        3             11             13              2           --
Net transfer (to) from
 affiliate and
 subaccounts............        7             15             22              6           --
Payments for
 redemptions............       --             --             --             --           --
                              ---            ---            ---            ---          ---
   Net increase
    (decrease) from
    policy owners'
    equity
    transactions........       10             26             35              8           --
                              ---            ---            ---            ---          ---
   Total increase
    (decrease) in
    policy owners'
    equity..............       10             26             35              7           --
                              ---            ---            ---            ---          ---
Policy owners' equity
Beginning of period.....       --             --             --             --           --
                              ---            ---            ---            ---          ---
End of period...........      $10            $26            $35            $ 7          $--
                              ===            ===            ===            ===          ===

                                 Janus Aspen Series
                         ---------------------------------
                           Janus
                           Aspen      Janus    Janus Aspen
                         Aggressive   Aspen      Capital
                           Growth    Balanced  Appreciation
                         Subaccount Subaccount  Subaccount
                         ---------- ---------- ------------
Operations
Net investment
 income (loss)..........   $ (60)      $(23)      $(186)
Net realized gain (loss)
 on sale of
 investments............     (25)        (1)        (25)
Change in unrealized
 appreciation
 (depreciation) of
 investments............     (62)        (5)        (65)
                           -----       ----       -----
   Net increase
    (decrease) in
    policy owners'
    equity resulting
    from
    operations..........    (147)       (29)       (276)
                           -----       ----       -----
Policy owners' equity
 transactions
Proceeds from sales.....     259        108         447
Net transfer (to) from
 affiliate and
 subaccounts............     220        145           8
Payments for
 redemptions............      (4)        (1)        (13)
                           -----       ----       -----
   Net increase
    (decrease) from
    policy owners'
    equity
    transactions........     475        252         442
                           -----       ----       -----
   Total increase
    (decrease) in
    policy owners'
    equity..............     328        223         166
                           -----       ----       -----
Policy owners' equity
Beginning of period.....      71         15         319
                           -----       ----       -----
End of period...........   $ 399       $238       $ 485
                           =====       ====       =====

--------
(c)For the period (commencement of operations): June 5, 2001--INVESCO Dynamics Subaccount and INVESCO Technology Subaccount; June 15, 2001 INVESCO Financial Services Subaccount; and July 24, 2001--INVESCO Telecommunications Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                                                                   PIMCO Variable
                                             Janus Aspen Series                    Insurance Trust      Scudder Variable Series I
                               ---------------------------------------------  ------------------------  ------------------------
                                 Janus                               Janus
                                 Aspen      Janus     Janus Aspen    Aspen                    PIMCO       Scudder
                                Flexible    Aspen    International Worldwide     PIMCO     Low Duration 21st Century    Scudder
                                 Income     Growth      Growth       Growth   Foreign Bond     Bond        Growth         Bond
                               Subaccount Subaccount  Subaccount   Subaccount  Subaccount   Subaccount   Subaccount    Subaccount
                               ---------- ---------- ------------- ---------- ------------ ------------ ------------   ----------
Operations
Net investment income (loss)..    $(1)      $ (54)       $(28)        $(43)       $(5)         $(5)         $ (2)         $(7)
Net realized gain (loss) on
 sale of investments..........     --         (19)         (2)         (12)        --           --           (16)          --
Change in unrealized
 appreciation (depreciation)
 of investments...............     --         (49)        (14)         (28)         1           --           (27)          --
                                  ---       -----        ----         ----        ---          ---          ----          ---
   Net increase (decrease)
    in policy owners'
    equity resulting from
    operations................     (1)       (122)        (44)         (83)        (4)          (5)          (45)          (7)
                                  ---       -----        ----         ----        ---          ---          ----          ---
Policy Owners' Equity
 Transactions
Proceeds from sales...........      8         201         109          167         12           12            --           16
Net transfer (to) from
 affiliate and subaccounts....     17         211          80          201         --           --            30           --
Payments for redemptions......     --          (4)         (1)          (3)        (2)          --            (2)          (1)
                                  ---       -----        ----         ----        ---          ---          ----          ---
   Net increase (decrease)
    from policy owners'
    equity transactions.......     25         408         188          365         10           12            28           15
                                  ---       -----        ----         ----        ---          ---          ----          ---
   Total increase (decrease)
    in policy owners'
    equity....................     24         286         144          281          6            7           (17)           8
                                  ---       -----        ----         ----        ---          ---          ----          ---
Policy Owners' Equity
Beginning of period...........     --         109          28           83         17            7           172           11
                                  ---       -----        ----         ----        ---          ---          ----          ---
End of period.................    $24       $ 395        $172         $365        $23          $14          $155          $19
                                  ===       =====        ====         ====        ===          ===          ====          ===

--------
(d)For the period (commencement of operations): October 15, 2001-December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                                                                                             Scudder Variable
                                                         Scudder Variable Series I                               Series II
                                  -----------------------------------------------------------------------  --------------------
                                                         Scudder
                                   Scudder    Scudder     Growth      Scudder                    Scudder    Scudder
                                   Capital     Global      and         Health        Scudder      Money    Aggressive  Scudder
                                    Growth   Discovery    Income      Sciences    International   Market     Growth   Blue Chip
                                  Subaccount Subaccount Subaccount Subaccount (d)  Subaccount   Subaccount Subaccount Subaccount
                                  ---------- ---------- ---------- -------------- ------------- ---------- ---------- ----------
Operations
Net investment income (loss).....    $ 28       $  1      $ (87)        $--           $   8        $(2)       $ --       $ (2)
Net realized gain (loss) on sale
 of investments..................     (17)       (25)       (11)         --             (27)        --         (25)       (23)
Change in unrealized
 appreciation (depreciation) of
 investments.....................     (75)       (59)       (45)         --            (161)        --         (48)       (43)
                                     ----       ----      -----         ---           -----        ---        ----       ----
   Net increase (decrease) in
    policy owners' equity
    resulting from
    operations...................     (64)       (83)      (143)         --            (180)        (2)        (73)       (68)
                                     ----       ----      -----         ---           -----        ---        ----       ----
Policy Owners' Equity
 Transactions
Proceeds from sales..............      17        107        273          --             153         10         110        160
Net transfer (to) from affiliate
 and subaccounts.................      49        216         77          10              49          2         223        221
Payments for redemptions.........      (4)        (7)       (17)         --             (17)        (3)         (8)       (17)
                                     ----       ----      -----         ---           -----        ---        ----       ----
   Net increase (decrease)
    from policy owners'
    equity transactions..........      62        316        333          10             185          9         325        364
                                     ----       ----      -----         ---           -----        ---        ----       ----
   Total increase (decrease) in
    policy owners' equity........      (2)       233        190          10               5          7         252        296
                                     ----       ----      -----         ---           -----        ---        ----       ----
Policy Owners' Equity
Beginning of period..............     268        212        309          --             329         18         160        241
                                     ----       ----      -----         ---           -----        ---        ----       ----
End of period....................    $266       $445      $ 499         $10           $ 334        $25        $412       $537
                                     ====       ====      =====         ===           =====        ===        ====       ====

--------
(d)For the period (commencement of operations): October 15, 2001-December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                                          Scudder Variable Series II
                         --------------------------------------------------------------------------------------------
                                           Scudder    Scudder                          Scudder    Scudder
                             Scudder        Global   Government  Scudder    Scudder    Horizon    Horizon    Scudder
                         Contrarian Value Blue Chip  Securities   Growth   High Yield    10+        20+     Horizon 5
                            Subaccount    Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                         ---------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Operations
Net investment income
 (loss).................       $ --          $  2      $   69     $   46     $  47       $--        $--        $10
Net realized gain (loss)
 on sale of investments.          1            (3)         19       (928)      (86)       --         --         (6)
Change in unrealized
 appreciation
 (depreciation) of
 investments............          1           (16)        144          7         1        --         --         --
                               ----          ----      ------     ------     -----       ---        ---        ---
   Net increase
    (decrease) in
    policy owners'
    equity resulting
    from operations.....          2           (17)        232       (875)      (38)       --         --          4
                               ----          ----      ------     ------     -----       ---        ---        ---
Policy owners' equity
 transactions
Proceeds from sales.....         11            43          70        385        97        --         --         --
Net transfer (to) from
 affiliate and
 subaccounts............        107            77          13        307        98        --         --         (4)
Payments for
 redemptions............         (1)           (2)        (18)      (313)     (116)       --         --         --
                               ----          ----      ------     ------     -----       ---        ---        ---
   Net increase
    (decrease) from
    policy owners'
    equity
    transactions........        117           118          65        379        79        --         --         (4)
                               ----          ----      ------     ------     -----       ---        ---        ---
   Total increase
    (decrease) in
    policy owners'
    equity..............        119           101         297       (496)       41        --         --         --
                               ----          ----      ------     ------     -----       ---        ---        ---
Policy owners' equity
Beginning of period.....          7            99       5,055      3,015       650        --         --         --
                               ----          ----      ------     ------     -----       ---        ---        ---
End of period...........       $126          $200      $5,352     $2,519     $ 691       $--        $--        $--
                               ====          ====      ======     ======     =====       ===        ===        ===

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2001
                                (in thousands)

                                                                 Scudder Variable Series II
                                 -----------------------------------------------------------------------------------------
                                                Scudder
                                    Scudder    Investment  Scudder    Scudder    Scudder    Scudder    Scudder    Scudder
                                 International   Grade      Money       New     Small  Cap Small Cap  Strategic  Technology
                                   Research       Bond      Market     Europe     Growth     Value      Income     Growth
                                  Subaccount   Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                                 ------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Operations
Net investment income (loss)....     $   1        $  5     $  (225)       --     $   (68)     $ --       $--       $  (2)
Net realized gain (loss) on sale
 of investments.................       (24)          1          --        (1)       (104)       --        --        (111)
Change in unrealized
 appreciation (depreciation)
 of investments.................      (121)         --          --       (16)     (1,008)        7        --         (21)
                                     -----        ----     -------      ----     -------      ----       ---       -----
   Net increase (decrease) in
    policy owners' equity
    resulting from
    operations..................      (144)          6        (225)      (17)     (1,180)        7        --        (134)
                                     -----        ----     -------      ----     -------      ----       ---       -----
Policy owners' equity
 transactions
Proceeds from sales.............       122          21       9,065        30       1,085        31        --          95
Net transfer (to) from affiliate
 and subaccounts................        39         408      (4,813)       27         227        76         2         239
Payments for redemptions........       (24)        (15)     (2,982)       (1)       (201)       (1)       --         (12)
                                     -----        ----     -------      ----     -------      ----       ---       -----
   Net increase (decrease)
    from policy owners'
    equity transactions.........       137         414       1,270        56       1,111       106         2         322
                                     -----        ----     -------      ----     -------      ----       ---       -----
   Total increase (decrease)
    in policy owners'
    equity......................        (7)        420       1,045        39         (69)      113         2         188
                                     -----        ----     -------      ----     -------      ----       ---       -----
Policy owners' equity
Beginning of period.............       371          12       1,686        30       2,581        --        --         270
                                     -----        ----     -------      ----     -------      ----       ---       -----
End of period...................     $ 364        $432     $ 2,731      $ 69     $ 2,512      $113       $ 2       $ 458
                                     =====        ====     =======      ====     =======      ====       ===       =====

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the years ended December 31, 2001
                                (in thousands)

                                                           Scudder Variable Series II
                       -------------------------------------------------------------------------------------------------
                                                SVS
                                     SVS       Dreman                                    SVS        SVS
                        Scudder     Dreman      High         SVS                       Focused     Growth        SVS
                         Total    Financial    Return      Dynamic       SVS Focus    Large Cap     and        Growth
                         Return    Services    Equity       Growth     Value + Growth   Growth     Income   Opportunities
                       Subaccount Subaccount Subaccount Subaccount (e)   Subaccount   Subaccount Subaccount  Subaccount
                       ---------- ---------- ---------- -------------- -------------- ---------- ---------- -------------
Operations
Net investment
 income (loss)........   $  119      $  1      $  (69)       $--            $ --         $ --       $ (2)       $  (4)
Net realized gain
 (loss) on sale of
 investments..........     (422)       --          10         --              (2)          (7)       (15)         (50)
Change in unrealized
 appreciation
 (depreciation) of
 investments..........       18         1         (22)        --             (16)         (39)       (34)         (59)
                         ------      ----      ------        ---            ----         ----       ----        -----
   Net increase
    (decrease) in
    policy owners'
    equity
    resulting from
    operations........     (285)        2         (81)        --             (18)         (46)       (51)        (113)
                         ------      ----      ------        ---            ----         ----       ----        -----
Policy owners' equity
 transactions
Proceeds from sales...      229        27         212         --              61           29        104           36
Net transfer (to) from
 affiliate and
 subaccounts..........      717       235         835          1              82          375        366           79
Payments for
 redemptions..........     (228)       (2)        (14)        --              (3)          (4)        (9)          (8)
                         ------      ----      ------        ---            ----         ----       ----        -----
   Net increase
    (decrease)
    from policy
    owners' equity
    transactions......      718       260       1,033          1             140          400        461          107
                         ------      ----      ------        ---            ----         ----       ----        -----
   Total increase
    (decrease) in
    policy owners'
    equity............      433       262         952          1             122          354        410           (6)
                         ------      ----      ------        ---            ----         ----       ----        -----
Policy owners' equity.
Beginning of period...    3,037        36         243         --              46          127        223          355
                         ------      ----      ------        ---            ----         ----       ----        -----
End of period.........   $3,470      $298      $1,195        $ 1            $168         $481       $633        $ 349
                         ======      ====      ======        ===            ====         ====       ====        =====

--------
(e)For the period (commencement of operations): November 13, 2001--SVS Dynamic Growth Subaccount; December 17, 2001--SVS MidCap Growth Subaccount and SVS Strategic Equity Subaccount and October 15, 2001--SVS Venture Value Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the years ended December 31, 2001
                                (in thousands)

                                                                                   Scudder Variable Series II
                                                                     -------------------------------------------------------
                                                                     SVS Index   SVS Mid Cap   SVS Strategic   SVS Venture
                                                                        500         Growth         Equity         Value
                                                                     Subaccount Subaccount (e) Subaccount (e) Subaccount (e)
                                                                     ---------- -------------- -------------- --------------
Operations
Net investment income (loss)........................................    $ --         $--            $--            $ --
Net realized gain (loss) on sale of investments.....................     (28)         --             --              --
Change in unrealized appreciation (depreciation) of investments.....     (14)         --             --               8
                                                                        ----         ---            ---            ----
   Net increase (decrease) in policy owners' equity resulting from
    operations......................................................     (42)         --             --               8
                                                                        ----         ---            ---            ----
Policy owners' equity transactions
Proceeds from sales.................................................     401          --             --              --
Net transfer (to) from affiliate and subaccounts....................     201           4              3             156
Payments for redemptions............................................     (21)         --             --              --
                                                                        ----         ---            ---            ----
   Net increase (decrease) from policy owners' equity transactions..     581           4              3             156
                                                                        ----         ---            ---            ----
   Total increase (decrease) in policy owners' equity...............     539           4              3             164
                                                                        ----         ---            ---            ----
Policy owners' equity
Beginning of period.................................................     210          --             --              --
                                                                        ----         ---            ---            ----
End of period.......................................................    $749         $ 4            $ 3            $164
                                                                        ====         ===            ===            ====

--------
(e)For the period (commencement of operations): November 13, 2001--SVS Dynamic Growth Subaccount; December 17, 2001--SVS MidCap Growth Subaccount and SVS Strategic Equity Subaccount and October 15, 2001--SVS Venture Value Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                 STATEMENT OF CHANGES IN POLICY OWNERS' EQUITY

                     For the year ended December 31, 2000
                                (in thousands)

                                                               The Alger American Fund                  American Skandia Trust
                                                -----------------------------------------------------  -----------------------
                                                                        Alger
                                                                       American    Alger      Alger                    AST
                                        Total     Alger      Alger      Income    American   American     AST       American
                                        KILICO   American   American     and     Leveraged    MidCap    Alliance     Century
                                       Variable  Balanced    Growth     Growth     AllCap     Growth    Growth &  International
                                       Separate Subaccount Subaccount Subaccount Subaccount Subaccount   Income     Growth II
                                       Account     (a)        (a)        (a)        (a)        (a)     Subaccount  Subaccount
                                       -------- ---------- ---------- ---------- ---------- ---------- ---------- -------------
Operations
Net investment income (loss).......... $ 2,370     $ --       $--        $--        $ --       $--       $  116       $  53
Net realized gain (loss) on sale of
 investments..........................     311       --        --         --          --        --            1           7
Change in unrealized appreciation
 (depreciation) of investments........  (8,646)      (2)       (4)        --         (21)       (2)         (58)       (171)
                                       -------     ----       ---        ---        ----       ---       ------       -----
   Net increase (decrease) in policy
    owners' equity resulting from
    operations........................  (5,955)      (2)       (4)        --         (21)       (2)          59        (111)
                                       -------     ----       ---        ---        ----       ---       ------       -----
Policy owners' equity transactions
Proceeds from sales...................  18,537        2         7          3          --        18          452         205
Net transfer (to) from affiliate and
 subaccounts..........................   1,174      142        40          5          90        50          (27)        (27)
Payments for redemptions..............  (9,909)      --        (1)        --          --        (2)        (220)       (103)
                                       -------     ----       ---        ---        ----       ---       ------       -----
   Net increase (decrease) from
    policy owners' equity
    transactions......................   9,802      144        46          8          90        66          205          75
                                       -------     ----       ---        ---        ----       ---       ------       -----
   Total increase (decrease) in
    policy owners' equity.............   3,837      142        42          8          69        64          264         (36)
                                       -------     ----       ---        ---        ----       ---       ------       -----
Policy owners' equity
Beginning of period...................  33,321       --        --         --          --        --        1,039         573
                                       -------     ----       ---        ---        ----       ---       ------       -----
End of period......................... $37,158     $142       $42        $ 8        $ 69       $64       $1,303       $ 537
                                       =======     ====       ===        ===        ====       ===       ======       =====

--------
(a)For the period (commencement of operations): July 1, 2000--Alger American Balanced Subaccount; July 25, 2000--Alger American Growth Subaccount; July 31, 2000--Alger American Income and Growth Subaccount; August 15, 2000--Alger American Leveraged AllCap Subaccount and June 22, 2000--Alger American MidCap Growth Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2000
                                (in thousands)

                                                                                                                    Credit
                                                                                                                    Suisse
                                                                American Skandia Trust                              Trust
                                     ---------------------------------------------------------------------------  ----------
                                                                                    AST        AST                  Credit
                                        AST                   AST        AST       PIMCO      PIMCO      AST T.     Suisse
                                      INVESCO      AST     Neuberger     PBHG     Limited     Total    Rowe Price   Trust
                                       Equity     JanCap    Mid-Cap   Small Cap   Maturity    Return     Asset     Emerging
                                       Income     Growth     Growth     Growth      Bond       Bond    Allocation  Markets
                                     Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Operations
Net investment income (loss)........   $  57     $   553     $   25    $   157      $ 1        $  5      $  11       $--
Net realized gain (loss) on sale of
 investments........................       2         157         34         26       --          (1)         9        --
Change in unrealized appreciation
 (depreciation) of investments......     (32)     (3,566)      (301)    (1,066)       1           9        (28)       --
                                       -----     -------     ------    -------      ---        ----      -----       ---
   Net increase (decrease) in
    policy owners' equity
    resulting from operations.......      27      (2,856)      (242)      (883)       2          13         (8)       --
                                       -----     -------     ------    -------      ---        ----      -----       ---
Policy owners' equity transactions
Proceeds from sales.................     348       3,120        659        398       17          59        224        --
Net transfer (to) from affiliate and
 subaccounts........................     (40)        459        268         60       (4)        (11)       (15)       --
Payments for redemptions............    (157)     (1,528)      (340)      (238)      (8)        (25)      (121)       --
                                       -----     -------     ------    -------      ---        ----      -----       ---
   Net increase (decrease) from
    policy owners' equity
    transactions....................     151       2,051        587        220        5          23         88        --
                                       -----     -------     ------    -------      ---        ----      -----       ---
   Total increase (decrease) in
    policy owners' equity...........     178        (805)       345       (663)       7          36         80        --
                                       -----     -------     ------    -------      ---        ----      -----       ---
Policy owners' equity
Beginning of period.................     698       7,299      1,548      1,527       41         117        470        --
                                       -----     -------     ------    -------      ---        ----      -----       ---
End of period.......................   $ 876     $ 6,494     $1,893    $   864      $48        $153      $ 550       $--
                                       =====     =======     ======    =======      ===        ====      =====       ===

--------
(a)For the period (commencement of operations): July 1, 2000--Alger American Balanced Subaccount; July 25, 2000--Alger American Growth Subaccount; July 31, 2000--Alger American Income and Growth Subaccount; August 15, 2000--Alger American Leveraged AllCap Subaccount and June 22, 2000--Alger American MidCap Growth Subaccount to December 31, 2001.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2000
                                (in thousands)

                                                               Dreyfus
                                                   Dreyfus    Socially
                                                    Life &   Responsible  Dreyfus                             Fidelity Variable
                                    Credit Suisse  Annuity     Growth    Investment    Dreyfus Variable      Insurance Products
                                        Trust     Index Fund Fund, Inc.  Portfolios     Investment Fund             Fund
                                    ------------- ---------- ----------- ---------- ----------------------- --------------------
                                                               Dreyfus
                                    Credit Suisse             Socially
                                    Trust Global   Dreyfus   Responsible  Dreyfus                 Dreyfus               Fidelity
                                    Post-Venture    Stock      Growth     I.P. Mid  Dreyfus VIF  VIF Small   Fidelity     VIP
                                       Capital    Index Fund    Fund     Cap Stock  Appreciation    Cap     VIP Equity   Growth
                                     Subaccount   Subaccount Subaccount  Subaccount  Subaccount  Subaccount   Income   Subaccount
                                         (b)         (b)         (b)        (b)         (b)         (b)     Subaccount    (b)
                                    ------------- ---------- ----------- ---------- ------------ ---------- ---------- ----------
Operations
Net investment income (loss).......      $ 3         $--         $--        $ 1         $--         $--        $  8       $--
Net realized gain (loss) on sale of
 investments.......................       (1)         --          --         (1)         --          --          (1)       --
Change in unrealized
 appreciation (depreciation) of
 investments.......................       (7)         --          (3)        (1)         --          --           5        --
                                         ---         ---        ----        ---         ---         ---       -----       ---
   Net increase (decrease) in
    policy owners' equity
    resulting from operations......       (5)         --          (3)        (1)         --          --          12        --
                                         ---         ---        ----        ---         ---         ---       -----       ---
Policy owners' equity
 transactions
Proceeds from sales................       --           1          --          6           1          --          91         6
Net transfer (to) from affiliate
 and subaccounts...................       27           2          80         35          --           8         (12)       13
Payments for redemptions...........       --          --          --         --          --          --         (43)       (1)
                                         ---         ---        ----        ---         ---         ---       -----       ---
   Net increase (decrease) from
    policy owners' equity
    transactions...................       27           3          80         41           1           8          36        18
                                         ---         ---        ----        ---         ---         ---       -----       ---
   Total increase (decrease) in
    policy owners' equity..........       22           3          77         40           1           8          48        18
                                         ---         ---        ----        ---         ---         ---       -----       ---
Policy owners' equity
Beginning of period................       --          --          --         --          --          --         126        --
                                         ---         ---        ----        ---         ---         ---       -----       ---
End of period......................      $22         $ 3         $77        $40         $ 1         $ 8        $174       $18
                                         ===         ===        ====        ===         ===         ===       =====       ===

--------
(b)For the period (commencement of operations): September 27, 2000--Credit Suisse Global Post-Venture Capital Subaccount; June 27, 2000--Dreyfus Stock Index Fund Subaccount; August 29, 2000--The Dreyfus Socially Responsible Growth Fund Subaccount; September 5, 2000--Dreyfus I.P. MidCap Stock Subaccount; August 14, 2000--Dreyfus VIF Appreciation Subaccount; August 10, 2000--Dreyfus VIF Small Cap Subaccount; June 21, 2000--Fidelity VIP Growth Subaccount; September 18, 2000--Fidelity VIP Overseas Subaccount and May 10, 2000--Templeton Developing Markets Securities Subaccount to December 31, 2000.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2000
                                (in thousands)

                                                                                   Fidelity
                                                                                   Variable
                                       Fidelity Variable     Fidelity Variable     Insurance
                                      Insurance Products    Insurance Products     Products      Franklin Templeton Variable
                                             Fund                 Fund II          Fund III        Insurance Products Trust
                                     --------------------- --------------------  ------------- --------------------------------
                                                                                                          Templeton
                                                 Fidelity                                                 Developing Templeton
                                      Fidelity     VIP      Fidelity   Fidelity  Fidelity VIP  Templeton   Markets     Global
                                      VIP High   Overseas    VIP II     VIP II    III Growth     Asset    Securities   Income
                                       Income   Subaccount Contrafund Index 500  Opportunities  Strategy  Subaccount Securities
                                     Subaccount    (b)     Subaccount Subaccount  Subaccount   Subaccount    (b)     Subaccount
                                     ---------- ---------- ---------- ---------- ------------- ---------- ---------- ----------
Operations
Net investment income (loss)........    $ 1        $--       $  120     $    9       $  27        $--        $--        $--
Net realized gain (loss) on sale of
 investments........................     (1)        --            4          6          (5)        --         --         --
Change in unrealized appreciation
 (depreciation) of investments......     (4)        --         (240)      (139)       (118)        --         (1)        --
                                        ---        ---       ------     ------       -----        ---        ---        ---
   Net increase (decrease) in
    policy owners' equity
    resulting from operations.......     (4)        --         (116)      (124)        (96)        --         (1)        --
                                        ---        ---       ------     ------       -----        ---        ---        ---
Policy owners' equity transactions
Proceeds from sales.................     12          1          780        724         299         --          2         --
Net transfer (to) from affiliate and
 subaccounts........................     (1)         7          135         75          38         --         12         --
Payments for redemptions............     (5)        --         (289)      (280)       (114)        --         --         --
                                        ---        ---       ------     ------       -----        ---        ---        ---
   Net increase (decrease) from
    policy owners' equity
    transactions....................      6          8          626        519         223         --         14         --
                                        ---        ---       ------     ------       -----        ---        ---        ---
   Total increase (decrease) in
    policy owners' equity...........      2          8          510        395         127         --         13         --
                                        ---        ---       ------     ------       -----        ---        ---        ---
Policy owners' equity
Beginning of period.................     14         --        1,008        876         396         --         --         --
                                        ---        ---       ------     ------       -----        ---        ---        ---
End of period.......................    $16        $ 8       $1,518     $1,271       $ 523        $--        $13        $--
                                        ===        ===       ======     ======       =====        ===        ===        ===

--------
(b)For the period (commencement of operations): September 27, 2000--Credit Suisse Global Post-Venture Capital Subaccount; June 27, 2000--Dreyfus Stock Index Fund Subaccount; August 29, 2000--The Dreyfus Socially Responsible Growth Fund Subaccount; September 5, 2000--Dreyfus I.P. MidCap Stock Subaccount; August 14, 2000--Dreyfus VIF Appreciation Subaccount; August 10, 2000--Dreyfus VIF Small Cap Subaccount; June 21, 2000--Fidelity VIP Growth Subaccount; September 18, 2000--Fidelity VIP Overseas Subaccount and May 10, 2000--Templeton Developing Markets Securities Subaccount to December 31, 2000.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2000
                                (in thousands)

                                    Franklin
                                    Templeton
                                    Variable
                                    Insurance
                                    Products
                                      Trust                                    Janus Aspen Series
                                  ------------- --------------------------------------------------------------------------------
                                                  Janus                                                                  Janus
                                    Templeton     Aspen      Janus                   Janus      Janus     Janus Aspen    Aspen
                                  International Aggressive   Aspen    Janus Aspen    Aspen      Aspen    International Worldwide
                                   Securities     Growth    Balanced    Capital     Flexible    Growth      Growth       Growth
                                   Subaccount   Subaccount Subaccount Appreciation   Income   Subaccount  Subaccount   Subaccount
                                       (c)         (c)        (c)      Subaccount  Subaccount    (c)          (c)         (c)
                                  ------------- ---------- ---------- ------------ ---------- ---------- ------------- ----------
Operations
Net investment income (loss).....      $--         $ --       $--        $   2        $--        $  1         $--         $  1
Net realized gain (loss) on sale
 of investments..................       --           --        --           --         --          --          --           --
Change in unrealized
 appreciation (depreciation) of
 investments.....................       --          (14)       --          (61)        --         (14)         (2)         (10)
                                       ---         ----       ---        -----        ---        ----         ---         ----
   Net increase (decrease) in
    policy owners' equity
    resulting from operations....       --          (14)       --          (59)        --         (13)         (2)          (9)
                                       ---         ----       ---        -----        ---        ----         ---         ----
Policy owners' equity
 transactions
Proceeds from sales..............       --           31         9          316         --          45           7           31
Net transfer (to) from affiliate
 and subaccounts.................        4           59         8          172         --          83          23           65
Payments for redemptions.........       --           (5)       (2)        (137)        --          (6)         --           (4)
                                       ---         ----       ---        -----        ---        ----         ---         ----
   Net increase (decrease)
    from policy owners'
    equity transactions..........        4           85        15          351         --         122          30           92
                                       ---         ----       ---        -----        ---        ----         ---         ----
   Total increase (decrease) in
    policy owners' equity........        4           71        15          292         --         109          28           83
                                       ---         ----       ---        -----        ---        ----         ---         ----
Policy owners' equity
Beginning of period..............       --           --        --           27         --          --          --           --
                                       ---         ----       ---        -----        ---        ----         ---         ----
End of period....................      $ 4         $ 71       $15        $ 319         --        $109         $28         $ 83
                                       ===         ====       ===        =====        ===        ====         ===         ====

--------
(c)For the period (commencement of operations): May 10, 2000--Templeton International Securities Subaccount, Janus Aspen Aggressive Growth Subaccount, Janus Aspen Growth Subaccount and Janus Aspen International Growth Subaccount; April 15, 2000--Janus Aspen Balanced Subaccount; May 25, 2000--Janus Aspen Worldwide Growth Subaccount; August 28, 2000--Scudder 21st Century Growth Subaccount; July 25, 2000--Scudder Capital Growth Subaccount and July 17, 2000--Scudder Global Discovery Subaccount to December 31, 2000.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2000
                                (in thousands)

                                        PIMCO Variable
                                        Insurance Trust                         Scudder Variable Series I
                                     --------------------  -------------------------------------------------------------------
                                                            Scudder
                                                  PIMCO       21st                Scudder    Scudder    Scudder
                                       PIMCO       Low      Century               Capital     Global     Growth
                                      Foreign    Duration    Growth    Scudder     Growth   Discovery     and        Scudder
                                        Bond       Bond    Subaccount    Bond    Subaccount Subaccount   Income   International
                                     Subaccount Subaccount    (c)     Subaccount    (c)        (c)     Subaccount  Subaccount
                                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------------
Operations
Net investment income (loss)........    $ 1        $--        $ (1)      $--        $ --       $ (1)      $  3        $ 13
Net realized gain (loss) on sale of
 investments........................     --         --          (3)       --          (2)        --         (1)         (2)
Change in unrealized appreciation
 (depreciation) of investments......     --         --         (23)        1         (14)        (1)       (10)        (57)
                                        ---        ---        ----       ---        ----       ----       ----        ----
   Net increase (decrease) in
    policy owners' equity
    resulting from operations.......      1         --         (27)        1         (16)        (2)        (8)        (46)
                                        ---        ---        ----       ---        ----       ----       ----        ----
Policy owners' equity transactions
Proceeds from sales.................     13          7          78         9          77         83        160         124
Net transfer (to) from affiliate and
 subaccounts........................      6          3         122         4         207        131        157         203
Payments for redemptions............     (5)        (3)         (1)       (4)         --         --        (69)        (45)
                                        ---        ---        ----       ---        ----       ----       ----        ----
   Net increase (decrease) from
    policy owners' equity
    transactions....................     14          7         199         9         284        214        248         282
                                        ---        ---        ----       ---        ----       ----       ----        ----
   Total increase (decrease) in
    policy owners' equity...........     15          7         172        10         268        212        240         236
                                        ---        ---        ----       ---        ----       ----       ----        ----
Policy owners' equity
Beginning of period.................      2         --          --         1          --         --         69          93
                                        ---        ---        ----       ---        ----       ----       ----        ----
End of period.......................    $17        $ 7        $172       $11        $268       $212       $309        $329
                                        ===        ===        ====       ===        ====       ====       ====        ====

--------
(c)For the period (commencement of operations): May 10, 2000--Templeton International Securities Subaccount, Janus Aspen Aggressive Growth Subaccount, Janus Aspen Growth Subaccount and Janus Aspen International Growth Subaccount; April 15, 2000--Janus Aspen Balanced Subaccount; May 25, 2000--Janus Aspen Worldwide Growth Subaccount; August 28, 2000--Scudder 21st Century Growth Subaccount; July 25, 2000--Scudder Capital Growth Subaccount and July 17, 2000--Scudder Global Discovery Subaccount to December 31, 2000.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2000
                                (in thousands)

                                      Scudder
                                      Variable
                                      Series I                           Scudder Variable Series II
                                     ---------- ---------------------------------------------------------------------------
                                                 Scudder               Scudder    Scudder
                                      Scudder   Aggressive  Scudder   Contrarian   Global    Scudder
                                       Money      Growth   Blue Chip    Value    Blue Chip  Government  Scudder    Scudder
                                       Market   Subaccount Subaccount Subaccount Subaccount Securities   Growth   High Yield
                                     Subaccount    (d)        (d)        (d)        (d)     Subaccount Subaccount Subaccount
                                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Operations
Net investment income (loss)........   $  (5)      $ (1)      $ --       $--        $--       $  253    $   314     $ 106
Net realized gain (loss) on sale of
 investments........................      --         --         (1)       --         --           (5)       194       (64)
Change in unrealized appreciation
 (depreciation) of investments......      --        (19)       (14)        1         --          168     (1,387)     (114)
                                       -----       ----       ----       ---        ---       ------    -------     -----
   Net increase (decrease) in
    policy owners' equity
    resulting from operations.......      (5)       (20)       (15)        1         --          416       (879)      (72)
                                       -----       ----       ----       ---        ---       ------    -------     -----
Policy owners' equity transactions
Proceeds from sales.................     894         84         49        --         30           31        440       105
Net transfer (to) from affiliate and
 subaccounts........................    (356)        97        208         6         69          511        310       (36)
Payments for redemptions............    (551)        (1)        (1)       --         --         (207)      (980)     (319)
                                       -----       ----       ----       ---        ---       ------    -------     -----
   Net increase (decrease) from
    policy owners' equity
    transactions....................     (13)       180        256         6         99          335       (230)     (250)
                                       -----       ----       ----       ---        ---       ------    -------     -----
   Total increase (decrease) in
    policy owners' equity...........     (18)       160        241         7         99          751     (1,109)     (322)
                                       -----       ----       ----       ---        ---       ------    -------     -----
Policy owners' equity
Beginning of period.................      36         --         --        --         --        4,304      4,124       972
                                       -----       ----       ----       ---        ---       ------    -------     -----
End of period.......................   $  18       $160       $241       $ 7        $99       $5,055    $ 3,015     $ 650
                                       =====       ====       ====       ===        ===       ======    =======     =====

--------
(d)For the period (commencement of operations): July 17, 2000--Scudder Aggressive Growth Subaccount; May 22, 2000--Scudder Blue Chip Subaccount; September 15, 2000--Scudder Contrarian Value Subaccount; July 31, 2000--Scudder Global Blue Chip Subaccount; May 22, 2000--Scudder Investment Grade Bond Subaccount and July 1, 2000--Scudder New Europe Subaccount to December 31, 2000.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2000
                                (in thousands)

                                                                     Scudder Variable Series II
                                     -----------------------------------------------------------------------------------------
                                                                                     Scudder
                                                                                    Investment             Scudder
                                      Scudder    Scudder                 Scudder      Grade     Scudder      New      Scudder
                                      Horizon    Horizon    Scudder   International    Bond      Money      Europe   Small Cap
                                        10+        20+     Horizon 5    Research    Subaccount   Market   Subaccount   Growth
                                     Subaccount Subaccount Subaccount  Subaccount      (d)     Subaccount    (d)     Subaccount
                                     ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------
Operations
Net investment income (loss)........    $--        $--        $--         $  48        $--      $    29      $--       $  232
Net realized gain (loss) on sale of
 investments........................     --         --         --             3         --           --       --           46
Change in unrealized appreciation
 (depreciation) of investments......     --         --         --          (141)         1           --       --         (673)
                                        ---        ---        ---         -----        ---      -------      ---       ------
   Net increase (decrease) in
    policy owners' equity
    resulting from operations.......     --         --         --           (90)         1           29       --         (395)
                                        ---        ---        ---         -----        ---      -------      ---       ------
Policy owners' equity transactions
Proceeds from sales.................     --         --         --           152         --        6,957       --        1,005
Net transfer (to) from affiliate and
 subaccounts........................     --         --         --             7         11       (4,285)      31          320
Payments for redemptions............     --         --         --           (76)        --       (2,946)      (1)        (520)
                                        ---        ---        ---         -----        ---      -------      ---       ------
   Net increase (decrease) from
    policy owners' equity
    transactions....................     --         --         --            83         11         (274)      30          805
                                        ---        ---        ---         -----        ---      -------      ---       ------
   Total increase (decrease) in
    policy owners' equity...........     --         --         --            (7)        12         (245)      30          410
                                        ---        ---        ---         -----        ---      -------      ---       ------
Policy owners' equity
Beginning of period.................     --         --         --           378         --        1,931       --        2,171
                                        ---        ---        ---         -----        ---      -------      ---       ------
End of period.......................    $--        $--        $--         $ 371        $12      $ 1,686      $30       $2,581
                                        ===        ===        ===         =====        ===      =======      ===       ======

--------
(d)For the period (commencement of operations): July 17, 2000--Scudder Aggressive Growth Subaccount; May 22, 2000--Scudder Blue Chip Subaccount; September 15, 2000--Scudder Contrarian Value Subaccount; July 31, 2000--Scudder Global Blue Chip Subaccount; May 22, 2000--Scudder Investment Grade Bond Subaccount and July 1, 2000--Scudder New Europe Subaccount to December 31, 2000.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2000
                                (in thousands)

                                                                     Scudder Variable Series II
                                       --------------------------------------------------------------------------------------
                                                                                      SVS        SVS
                                                              Scudder                Dreman     Dreman              SVS Focus
                                        Scudder    Scudder   Technology  Scudder   Financial     High       SVS      Value +
                                       Small Cap  Strategic    Growth     Total     Services    Return    Dynamic     Growth
                                         Value      Income   Subaccount   Return   Subaccount   Equity     Growth   Subaccount
                                       Subaccount Subaccount    (e)     Subaccount    (e)     Subaccount Subaccount    (e)
                                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Operations
Net investment income (loss)..........    $--        $--        $ (2)     $  236      $--        $  2       $--        $--
Net realized gain (loss) on sale of
 investments..........................     --         --           1         (82)      --          --        --         --
Change in unrealized appreciation
 (depreciation) of investments........     --         --         (92)       (338)       3          34        --         (1)
                                          ---        ---        ----      ------      ---        ----       ---        ---
   Net increase (decrease) in policy
    owners' equity resulting from
    operations........................     --         --         (93)       (184)       3          36        --         (1)
                                          ---        ---        ----      ------      ---        ----       ---        ---
Policy owners' equity transactions
Proceeds from sales...................     --         --          89          87       --         102        --         --
Net transfer (to) from affiliate and
 subaccounts..........................     --         --         275         168       33         134        --         47
Payments for redemptions..............     --         --          (1)       (499)      --         (44)       --         --
                                          ---        ---        ----      ------      ---        ----       ---        ---
   Net increase (decrease) from
    policy owners' equity
    transactions......................     --         --         363        (244)      33         192        --         47
                                          ---        ---        ----      ------      ---        ----       ---        ---
   Total increase (decrease) in
    policy owners' equity.............     --         --         270        (428)      36         228        --         46
                                          ---        ---        ----      ------      ---        ----       ---        ---
Policy owners' equity
Beginning of period...................     --         --          --       3,465       --          15        --         --
                                          ---        ---        ----      ------      ---        ----       ---        ---
End of period.........................    $--        $--        $270      $3,037      $36        $243       $--        $26
                                          ===        ===        ====      ======      ===        ====       ===        ===

--------
(e)For the period (commencement of operations): May 22, 2000--Scudder Technology Growth Subaccount; August 29, 2000--SVS Dreman Financial Services Subaccount; July 31, 2000--SVS Focus Value + Growth Subaccount; July 18, 2000--SVS Focused Large Cap Growth Subaccount; July 1, 2000--SVS Growth and Income Subaccount; July 1, 2000--SVS Growth Opportunities Subaccount and May 22, 2000--SVS Index 500 Subaccount to December 31, 2000.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                     For the year ended December 31, 2000
                                (in thousands)

                                                                                          Scudder Variable Series II
                                                                                ---------------------------------------------
                                                                                   SVS        SVS
                                                                                 Focused     Growth
                                                                                Large Cap     and      SVS Growth   SVS Index
                                                                                  Growth     Income   Opportunities    500
                                                                                Subaccount Subaccount  Subaccount   Subaccount
                                                                                   (e)        (e)          (e)         (e)
                                                                                ---------- ---------- ------------- ----------
Operations
Net investment income (loss)...................................................    $ --       $ --        $ (2)        $ --
Net realized gain (loss) on sale of investments................................      --         (5)         (4)          --
Change in unrealized appreciation (depreciation) of investments................     (32)       (15)        (62)          (9)
                                                                                   ----       ----        ----         ----
   Net increase (decrease) in policy owners' equity resulting from operations..     (32)       (20)        (68)          (9)
                                                                                   ----       ----        ----         ----
Policy owners' equity transactions
Proceeds from sales............................................................      --         17          17           49
Net transfer (to) from affiliate and subaccounts...............................     160        227         407          170
Payments for redemptions.......................................................      (1)        (1)         (1)          --
                                                                                   ----       ----        ----         ----
   Net increase (decrease) from policy owners' equity transactions.............     159        243         423          219
                                                                                   ----       ----        ----         ----
   Total increase (decrease) in policy owners' equity..........................     127        223         355          210
                                                                                   ----       ----        ----         ----
Policy owners' equity
Beginning of period............................................................      --         --          --           --
                                                                                   ----       ----        ----         ----
End of period..................................................................    $127       $223        $355         $210
                                                                                   ====       ====        ====         ====

--------
(e)For the period (commencement of operations): May 22, 2000--Scudder Technology Growth Subaccount; August 29, 2000--SVS Dreman Financial Services Subaccount; July 31, 2000--SVS Focus Value + Growth Subaccount; July 18, 2000--SVS Focused Large Cap Growth Subaccount; July 1, 2000--SVS Growth and Income Subaccount; July 1, 2000--SVS Growth Opportunities Subaccount and May 22, 2000--SVS Index 500 Subaccount to December 31, 2000.

   See accompanying notes to financial statements.

                       KILICO VARIABLE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

(1) General Information and Significant Accounting Policies

Organization

   KILICO Variable Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is a wholly-owned subsidiary of Zurich Group Holding ("ZGH") and an indirect wholly-owned subsidiary of Zurich Financial Services ("ZFS"), both of which are Swiss holding companies.

   The Separate Account is used to fund policies ("Policy") for the Kemper Select variable life policies ("Kemper Select"), the Power V flexible premium variable universal life policies ("Power V"), the Farmers Variable Universal Life I flexible premium variable universal life policies ("Farmers Variable Universal Life I"), the Scudder Destinations Life modified single premium variable universal life policies ("Scudder Destinations Life") and Zurich Kemper Lifeinvestor flexible premium universal life policies ("Zurich Kemper Lifeinvestor"). The Separate Account is divided into eighty-seven subaccount options available to policy owners depending upon their respective Policy.

   The Kemper Select policies have five subaccounts which are available to policy owners, and each subaccount invests exclusively in the shares of a corresponding portfolio of the Scudder Variable Series II, an open-end diversified management investment company.

   The Power V policies have twenty-three subaccounts which are available to policy owners and each subaccount invests exclusively in the shares of a corresponding portfolio of the American Skandia Trust, the Fidelity Variable Insurance Products Fund (Initial Class Shares), the Fidelity Variable Insurance Products Fund II (Initial Class Shares), the Fidelity Variable Insurance Products Fund III (Initial Class Shares), the Scudder Variable Series I (Class B Shares) and the Scudder Variable Series II, all of which are open-end diversified management investment companies.

   The Farmers Variable Universal Life I policies have twelve subaccounts which are available to policy owners and each subaccount invests exclusively in the shares of a corresponding portfolio of the Franklin Templeton Variable Insurance Products Trust (Class 2 Shares), the Janus Aspen Series, the PIMCO Variable Insurance Trust, the Scudder Variable Series I (Class A Shares) and the Scudder Variable Series II, all of which are open-end diversified management investment companies.

   The Scudder Destinations Life policies have forty subaccounts which are available to policy owners and each subaccount invests exclusively in the shares of a corresponding portfolio of The Alger American Fund, the Credit Suisse Trust, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the INVESCO Variable Investment Funds, Inc., the Scudder Variable Series I (Class A Shares) and the Scudder Variable Series II, all of which are open-end diversified management investment companies.

   The Zurich Kemper Lifeinvestor policies have forty-one subaccounts which are available to policy owners and each subaccount invests exclusively in the shares of a corresponding portfolio of The Alger American Fund, the American Century Variable Portfolios, Inc., the Deutsche Asset Management VIT Funds, the Dreyfus Life & Annuity Index Fund d/b/a Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the Franklin Templeton Variable Insurance Products Trust, the Fidelity Variable Insurance Products Fund (Initial Class Shares), the INVESCO Variable Investment Funds, Inc., the Janus Aspen Series, the Scudder Variable Series I (Class A Shares) and the Scudder Variable Series II, all of which are open-end diversified management investment companies.

   The Scudder Horizon 5, Scudder Horizon 10+ and the Scudder Horizon 20+ funds were closed by the investment manager of the Scudder Variable Series II effective May 1, 2001. All monies not reallocated by policy owners by this date were transferred to Scudder Total Return subaccount. The Skandia American Century International Growth II subaccount was closed by American Skandia Trust effective September 24, 2001. All monies not reallocated by policy owners by this date were transferred to Skandia American Century International Growth I subaccount.

                       KILICO VARIABLE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS


Security valuation

   The investments are stated at current market value, which is based on the closing net asset value at December 31, 2001.

Security transactions and investment income

   Security transactions are generally accounted for on the trade date (date the order to buy or sell is executed). Dividend income, which includes capital gain distributions is recorded as income on the ex-dividend date. Realized gains and losses from sales of investment shares are generally reported on a first in, first out ("FIFO") cost basis.

   Traditionally, the Statement of Operations should consist only of transactions that directly impact the unit value calculation; in other words, transactions that impact policyholders equally. The unit value, which is the value of a share of the subaccount, is generally only impacted by investment income and mortality and expense risk.

Accumulation unit valuation

   On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (CST) or the close of the Exchange by dividing the total value of each subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

Federal income taxes

   The operations of the Separate Account are included in the federal income tax return of KILICO. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the policy and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

Net transfers (to) from affiliate or subaccounts

   Net transfers (to) from affiliate or subaccounts include transfers of all or part of the policy owners interest to or from another eligible subaccount or to the general account of KILICO.

Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. Actual results could differ from these estimates.

(2) Financial Highlights

   The following table represents certain highlights as follows:

                                     At December 31, 2001           For the year ended December 31, 2001
                                ------------------------------- ---------------------------------------------
                                        Unit Fair Value   Net   Investment   Expense Ratio(b)  Total Return(c)
                                Units  ----------------- Assets   Income     ---------------- -----------------
                                (000s)  Lowest  Highest  (000s)  Ratio(a)    Lowest   Highest  Lowest  Highest
                                ------ -------- -------- ------ ----------   ------   ------- -------- --------
The Alger American Fund:
Alger American Balanced
 Subaccount....................    50  $ 10.350 $ 14.681 $  504    2.83%     0.60%     0.60%   (2.81)%  (2.52)%
Alger American Growth
 Subaccount....................     8    47.841   47.841    389   12.56%     0.60%     0.60%  (12.34)% (12.34)%
Alger American Income and
 Growth Subaccount.............    20    14.704   14.704    297    7.21%     0.60%     0.60%  (14.84)% (14.84)%
Alger American Leveraged AllCap
 Subaccount....................    23     8.190    8.190    192    3.07%     0.90%     0.90%  (16.68)% (16.68)%
Alger American MidCap Growth
 Subaccount....................    12    32.524   32.524    378   36.20%     0.60%     0.60%   (7.09)%  (7.09)%

                       KILICO VARIABLE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                                      At December 31, 2001              For the year ended December 31, 2001
                                 ------------------------------- ------------------------------------------------
                                         Unit Fair Value   Net   Investment Expense Ratio(b)     Total Return(c)
                                 Units  ----------------- Assets   Income   ---------------- --------------------
                                 (000s)  Lowest  Highest  (000s)  Ratio(a)  Lowest   Highest  Lowest     Highest
                                 ------ -------- -------- ------ ---------- ------   ------- --------    --------
American Century Variable
 Portfolios, Inc.:
American Century VP Income &
 Growth Subaccount..............     2  $  6.434 $  6.434 $   14      N/A   0.60%     0.60%   (7.82)%(d)  (7.82)%(d)
American Century VP
 International Subaccount.......     0     6.564    6.564      1      N/A   0.60%     0.60%  (18.57)%(d) (18.57)%(d)
American Century VP Ultra
 Subaccount.....................     0     9.492    9.492      3      N/A   0.60%     0.60%  (68.01)%(d) (68.01)%(d)
American Century VP Value
 Subaccount.....................     6     7.410    7.410     45      N/A   0.60%     0.60%    8.02 %(d)   8.02 %(d)

American Skandia Trust:
AST Alliance Growth &
 Income Subaccount..............    50    27.837   27.837  1,391   11.80%   0.90%     0.90%   (1.37)%     (1.37)%
AST American Century
 International Growth I
 Subaccount.....................    34    12.140   12.140    440      N/A   0.90%     0.90%  (17.09)%    (17.09)%
AST INVESCO Equity Income
 Subaccount.....................    40    19.960   19.960    802    3.10%   0.90%     0.90%   (9.41)%     (9.41)%
AST JanCap Growth Subaccount....   181    28.373   28.373  5,143      N/A   0.90%     0.90%  (32.29)%    (32.29)%
AST Neuberger Mid-Cap Growth
 Subaccount.....................    82    19.957   19.957  1,635   14.97%   0.90%     0.90%  (26.46)%    (26.46)%
AST PBHG Small Cap Growth
 Subaccount.....................    29    20.757   20.757    598   17.18%   0.90%     0.90%   (7.31)%     (7.31)%
AST PIMCO Limited Maturity
 Bond Subaccount................     5    14.179   14.179     65    5.31%   0.90%     0.90%    7.01 %      7.01 %
AST PIMCO Total Return Bond
 Subaccount.....................    16    15.314   15.314    242    4.04%   0.90%     0.90%    7.89 %      7.89 %
AST T. Rowe Price Asset
 Allocation Subaccount..........    29    18.539   18.539    545    6.29%   0.90%     0.90%   (5.65)%     (5.65)%

Credit Suisse Trust:
Credit Suisse Trust Emerging
 Markets Subaccount.............     3     8.482    8.482     22      N/A   0.90%     0.90%  (10.45)%    (10.45)%
Credit Suisse Trust Global Post-
 Venture Capital Subaccount.....     3     8.859    8.859     25      N/A   0.90%     0.90%  (29.27)%    (29.27)%

Deutsche Asset Management
 VIT Funds:
Deutsche VIT EAFE Equity Index
 Subaccount.....................     0     8.356    8.356      2      N/A   0.60%     0.60%  (18.87)%(d) (18.87)%(d)
Deutsche VIT Small Cap Index
 Subaccount.....................     0    11.291   11.291      3      N/A   0.60%     0.60%    0.18 %(d)   0.18 %(d)

Dreyfus Life & Annuity
 Index Fund:
Dreyfus Stock Index Fund
 Subaccount.....................     3    30.110   30.110     87    2.22%   0.60%     0.60%  (13.22)%    (13.22)%

The Dreyfus Socially Responsible
 Growth Fund, Inc.:
Dreyfus Socially Responsible
 Growth Fund Subaccount.........    18     7.644   26.610    150      N/A   0.60%     0.90%  (23.27)%    (23.04)%

Dreyfus Investment Portfolios:
Dreyfus I.P. Mid Cap Stock
 Subaccount.....................    27    11.319   11.319    305      N/A   0.90%     0.90%   (4.12)%     (4.12)%

Dreyfus Variable Investment
 Fund:
Dreyfus VIF Appreciation
 Subaccount.....................     1    35.519   35.519     28      N/A   0.60%     0.60%   (9.85)%     (9.85)%
Dreyfus VIF Small Cap
 Subaccount.....................     2    69.777   69.777    161   11.76%   0.60%     0.60%   (6.68)%     (6.68)%

                       KILICO VARIABLE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                                        At December 31, 2001              For the year ended December 31, 2001
                                   ------------------------------- ------------------------------------------------
                                           Unit Fair Value   Net   Investment Expense Ratio(b)     Total Return(c)
                                   Units  ----------------- Assets   Income   ---------------- --------------------
                                   (000s)  Lowest  Highest  (000s)  Ratio(a)  Lowest   Highest  Lowest     Highest
                                   ------ -------- -------- ------ ---------- ------   ------- --------    --------
Fidelity Variable Insurance
 Products Fund:
Fidelity VIP Equity Income
 Subaccount.......................    13  $ 23.983 $ 26.981 $  324    4.41%   0.60%     0.90%   (5.81)%     (5.53)%
Fidelity VIP Growth Subaccount....     5    35.542   35.542    195    2.82%   0.60%     0.60%  (18.14)%    (18.14)%
Fidelity VIP High Income
 Subaccount.......................     8     7.139    8.266     58    5.41%   0.60%     0.90%  (12.52)%    (12.26)%
Fidelity VIP Overseas Subaccount..     2    15.582   15.582     24    6.25%   0.60%     0.60%  (21.64)%    (21.64)%

Fidelity Variable Insurance
 Products Fund II:
Fidelity VIP II Contrafund
 Subaccount.......................    67    24.106   24.106  1,616    3.24%   0.90%     0.90%  (13.03)%    (13.03)%
Fidelity VIP II Index 500
 Subaccount.......................    11   131.456  131.456  1,389    1.05%   0.90%     0.90%  (12.89)%    (12.89)%

Fidelity Variable Insurance
 Products Fund III:
Fidelity VIP III Growth
 Opportunities Subaccount.........    33    16.402   16.402    537    0.19%   0.90%     0.90%  (15.19)%    (15.19)%
Franklin Templeton Variable
 Insurance Products Trust:........
Templeton Asset Strategy
 Subaccount.......................     0    21.133   21.133      8   12.50%   0.60%     0.60%  (10.49)%    (10.49)%
Templeton Developing Markets
 Securities Subaccount............     4     4.774    4.834     19    N/A     0.60%     0.90%   (8.91)%     (8.63)%
Templeton Global Income
 Securities Subaccount............     1    11.621   11.621      6    N/A     0.60%     0.60%    1.63 %      1.63 %
Templeton International Securities
 Subaccount.......................     1    18.223   18.223     11   13.33%   0.60%     0.60%  (16.50)%    (16.50)%

INVESCO Variable Investment
 Funds, Inc.:
INVESCO VIF Dynamics Fund
 Subaccount.......................     1    12.490   12.490     10    N/A     0.60%     0.60%  (18.90)%(d) (18.90)%(d)
INVESCO VIF Financial Services
 Subaccount.......................     2    12.422   12.422     25    N/A     0.60%     0.60%   (3.33)%(d)  (3.33)%(d)
INVESCO VIF Technology
 Subaccount.......................     2    15.308   15.308     35    N/A     0.60%     0.60%  (29.03)%(d) (29.03)%(d)
INVESCO VIF
 Telecommunications
 Subaccount.......................     1     5.548    5.548      8    N/A     0.60%     0.60%  (43.57)%(d) (43.57)%(d)
INVESCO VIF Utilities
 Subaccount.......................    --     7.998    7.998     --    N/A     0.90%     0.90%  (24.57)%(d) (24.57)%(d)

Janus Aspen Series:
Janus Aspen Aggressive Growth
 Subaccount.......................    16    24.365   24.365    397      N/A   0.60%     0.60%  (39.81)%    (39.81)%
Janus Aspen Balanced Subaccount...     9    25.720   25.720    238    3.94%   0.60%     0.60%   (5.24)%     (5.24)%
Janus Aspen Capital Appreciation
 Subaccount.......................    23    20.809   20.809    486    1.24%   0.90%     0.90%  (22.38)%    (22.38)%
Janus Aspen Flexible Income
 Subaccount.......................     2    12.926   12.926     24    8.33%   0.60%     0.60%    7.09 %      7.09 %
Janus Aspen Growth Subaccount.....    18    21.398   21.398    393    0.40%   0.60%     0.60%  (25.19)%    (25.19)%
Janus Aspen International Growth
 Subaccount.......................     7    24.672   24.672    172    1.00%   0.60%     0.60%  (23.70)%    (23.70)%
Janus Aspen Worldwide Growth
 Subaccount.......................    12    30.882   30.882    365    0.45%   0.60%     0.60%  (22.90)%    (22.90)%

PIMCO Variable Insurance Trust:
PIMCO Foreign Bond Subaccount.....     2    11.292   11.292     24    4.88%   0.90%     0.90%    7.00 %      7.00 %
PIMCO Low Duration Bond
 Subaccount.......................     2    11.530   11.530     14    9.52%   0.90%     0.90%    6.75 %      6.75 %

                       KILICO VARIABLE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                                      At December 31, 2001              For the year ended December 31, 2001
                                 ------------------------------- ------------------------------------------------
                                         Unit Fair Value   Net   Investment Expense Ratio(b)     Total Return(c)
                                 Units  ----------------- Assets   Income   ---------------- --------------------
                                 (000s)  Lowest  Highest  (000s)  Ratio(a)  Lowest   Highest  Lowest     Highest
                                 ------ -------- -------- ------ ---------- ------   ------- --------    --------
Scudder Variable Series I:
Scudder 21st Century Growth
 Subaccount.....................    25  $  6.262 $  6.262 $  155    N/A     0.90%     0.90%  (23.77)%    (23.77)%
Scudder Bond Subaccount.........     2     7.646    7.646     19    N/A     0.90%     0.90%    4.80 %      4.80 %
Scudder Capital Growth
 Subaccount.....................    27     9.050   20.928    266   13.11%   0.60%     0.90%  (20.08)%    (19.84)%
Scudder Global Discovery
 Subaccount.....................    44    10.153   10.153    446    1.82%   0.90%     0.90%  (25.27)%    (25.27)%
Scudder Growth and Income
 Subaccount.....................    51     9.313   10.027    500    2.82%   0.60%     0.90%  (12.35)%    (11.83)%
Scudder Health Sciences
 Subaccount.....................     1    10.586   10.586     10    N/A     0.90%     0.90%    5.86 %(d)   5.86 %(d)
Scudder International Subaccount    35     6.934   11.876    333   12.04%   0.60%     0.90%  (31.58)%    (31.27)%
Scudder Money Market
 Subaccount.....................    22     1.119    1.119     38    3.17%   0.90%     0.90%    2.96 %      2.96 %

Scudder Variable Series II:
Scudder Aggressive Growth
 Subaccount.....................    43     9.530    9.530    412    1.05%   0.90%     0.90%  (22.46)%    (22.46)%
Scudder Blue Chip Subaccount....    59     9.129    9.129    538    0.26%   0.90%     0.90%  (16.56)%    (16.56)%
Scudder Contrarian Value
 Subaccount.....................    11    11.303   11.303    126    N/A     0.90%     0.90%    0.95 %      0.95 %
Scudder Global Blue Chip
 Subaccount.....................    20     9.733    9.733    199    2.01%   0.90%     0.90%  (16.23)%    (16.23)%
Scudder Government Securities
 Subaccount..................... 2,130     1.363   11.753  5,351    3.65%   0.60%     0.90%    6.52 %      6.84 %
Scudder Growth Subaccount.......   681     3.210    8.044  2,518    8.38%   0.90%     0.90%  (23.04)%    (23.04)%
Scudder High Yield Subaccount...   327     1.146    9.395    691   14.17%   0.90%     0.90%    1.71 %      1.71 %
Scudder International Research
 Subaccount.....................   203     1.574    7.823    364   14.42%   0.90%     0.90%  (25.11)%    (25.11)%
Scudder Investment Grade Bond
 Subaccount.....................    86     1.265   11.423    432    4.05%   0.60%     0.90%    4.77 %      5.08 %
Scudder Money Market
 Subaccount..................... 1,070     1.081   10.921  2,809    4.90%   0.60%     0.90%    2.84 %      3.15 %
Scudder New Europe Subaccount...     9     7.310    7.310     69    2.02%   0.90%     0.90%  (30.48)%    (30.48)%
Scudder Small Cap Growth
 Subaccount..................... 1,113     1.645    8.658  2,511   12.80%   0.60%     0.90%  (29.44)%    (29.23)%
Scudder Small Cap Value
 Subaccount.....................     9    13.306   13.306    114    N/A     0.90%     0.90%   16.62 %     16.62 %
Scudder Strategic Income
 Subaccount.....................     0    10.536   10.536      2    N/A     0.90%     0.90%    4.29 %      4.29 %
Scudder Technology Growth
 Subaccount.....................    57     8.003    8.003    458    N/A     0.90%     0.90%  (33.00)%    (33.00)%
Scudder Total Return Subaccount. 1,032     2.606   10.097  3,472    6.06%   0.60%     0.90%   (6.93)%     (6.65)%
SVS Dreman Financial Services
 Subaccount.....................    24    12.381   12.381    298    1.20%   0.90%     0.90%   (5.71)%     (5.71)%
SVS Dreman High Return Equity
 Subaccount.....................   264     1.183   13.117  1,196    1.11%   0.90%     0.90%    0.78 %      0.78 %
SVS Dynamic Growth Subaccount...     0     8.747    8.747      1    N/A     0.90%     0.90%  (12.53)%(d) (12.53)%(d)
SVS Focus Value + Growth
 Subaccount.....................    50     1.543    9.556    168    3.74%   0.60%     0.90%  (15.12)%    (14.87)%
SVS Focused Large Cap Growth
 Subaccount.....................    51     9.467    9.467    482    N/A     0.90%     0.90%  (17.69)%    (17.69)%
SVS Growth and Income
 Subaccount.....................    71     8.947    8.947    634    0.47%   0.90%     0.90%   (3.07)%     (3.07)%
SVS Growth Opportunities
 Subaccount.....................    45     7.811    7.811    349    N/A     0.90%     0.90%  (24.37)%    (24.37)%
SVS Index 500 Subaccount........    89     8.442    8.442    748    0.21%   0.90%     0.90%  (12.84)%    (12.84)%
SVS Mid Cap Growth Subaccount...     0     8.777    8.777      4    N/A     0.90%     0.90%  (12.23)%(d) (12.23)%(d)
SVS Strategic Equity Subaccount.     0     7.554    7.554      3    N/A     0.90%     0.90%  (24.46)%(d) (24.46)%(d)
SVS Venture Value Subaccount....    17     9.443    9.443    164    N/A     0.90%     0.90%   (5.57)%(d)  (5.57)%(d)

--------
(a)This ratio represents dividends recorded by the subaccount from the underlying mutual fund divided by the average net assets. This ratio excludes the Expense Ratio. N/A is noted if the fund did not pay any dividends.

                       KILICO VARIABLE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS


(b)This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of policyowner units are excluded.

(c)Total return is calculated using the beginning and ending unit value, which reflects the changes in the underlying fund values and reductions related to the expense ratio, for the period indicated.

(d)Total Return is calculated for the period of May 1, 2001 to December 31, 2001.

(3) Summary of Investments

   Investments, at cost, at December 31, 2001, are as follows (in thousands, differences are due to rounding):

                                                            Shares
                                                            Owned   Cost
                                                            ------ ------
       The Alger American Fund:
       Alger American Balanced Fund........................   38   $  512
       Alger American Growth Fund..........................   11      434
       Alger American Income and Growth Fund...............   28      314
       Alger American Leveraged AllCap Fund................    6      223
       Alger American MidCap Growth Fund...................   21      427

       American Century Variable Portfolios, Inc.:
       American Century VP Income & Growth Fund............    2       13
       American Century VP International Fund..............    0        1
       American Century VP Ultra Fund......................    0        3
       American Century VP Value Fund......................    6       42

       American Skandia Trust:
       AST Alliance Growth & Income Fund...................   74    1,493
       AST American Century International Growth I Fund....   36      410
       AST INVESCO Equity Income Fund......................   51      877
       AST JanCap Growth Fund..............................  215    7,860
       AST Neuberger Mid-Cap Growth Fund...................  120    2,167
       AST PBHG Small Cap Growth Fund......................   38      925
       AST PIMCO Limited Maturity Bond Fund................    6       63
       AST PIMCO Total Return Bond.........................   20      232
       AST T. Rowe Price Asset Allocation Fund.............   36      615

       Credit Suisse Trust:
       Credit Suisse Trust Emerging Markets Fund...........    3       24
       Credit Suisse Trust Global Post-Venture Capital Fund    3       33

       Deutsche Asset Management VIT Funds:................
       Deutsche VIT EAFE Equity Index Fund.................    0        2
       Deutsche VIT Small Cap Index Fund...................    0        3

       Dreyfus Life & Annuity Index Fund:
       Dreyfus Stock Index Fund............................    3       86

       The Dreyfus Socially Responsible Growth Fund, Inc:
       The Dreyfus Socially Responsible Growth Fund........    6      179

       Dreyfus Investment Portfolios:
       Dreyfus I.P. Mid Cap Stock Fund.....................   22      298

       Dreyfus Variable Investment Fund:
       Dreyfus VIF Appreciation Fund.......................    1       28
       Dreyfus VIF Small Cap Fund..........................    5      165

                       KILICO VARIABLE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                                                            Shares
                                                            Owned   Cost
                                                            ------ ------
      Fidelity Variable Insurance Products Fund:
      Fidelity VIP Equity Income Fund......................   14   $  334
      Fidelity VIP Growth Fund.............................    6      209
      Fidelity VIP High Income Fund........................    9       65
      Fidelity VIP Overseas Fund...........................    2       27

      Fidelity Variable Insurance Products Fund II:
      Fidelity VIP II Contrafund Fund......................   80    1,945
      Fidelity VIP II Index 500 Fund.......................   11    1,602

      Fidelity Variable Insurance Products Fund III:
      Fidelity VIP III Growth Opportunities Fund...........   35      710

      Franklin Templeton Variable Insurance Products Trust:
      Templeton Asset Strategy Fund........................    0        8
      Templeton Developing Markets Securities Fund.........    4       20
      Templeton Global Income Securities Fund..............    1        6
      Templeton International Securities Fund..............    1       13

      INVESCO Variable Investment Funds, Inc.:
      INVESCO VIF Dynamics Fund............................    1        9
      INVESCO VIF Financial Services Fund..................    2       24
      INVESCO VIF Technology Fund..........................    2       33
      INVESCO VIF Telecommunications Fund..................    1        8

      Janus Aspen Series:
      Janus Aspen Aggressive Growth Fund...................   18      473
      Janus Aspen Balanced Fund............................   11      243
      Janus Aspen Capital Appreciation Fund................   23      606
      Janus Aspen Flexible Income Fund.....................    2       25
      Janus Aspen Growth Fund..............................   20      456
      Janus Aspen International Growth Fund................    7      188
      Janus Aspen Worldwide Growth Fund....................   13      402

      PIMCO Variable Insurance Trust:
      PIMCO Foreign Bond Fund..............................    2       24
      PIMCO Low Duration Bond Fund.........................    1       14

      Scudder Variable Series I:
      Scudder 21st Century Growth Fund.....................   25      205
      Scudder Bond Fund....................................    3       18
      Scudder Capital Growth Fund..........................   16      355
      Scudder Global Discovery Fund........................   51      506
      Scudder Growth and Income Fund.......................   57      557
      Scudder Health Sciences Fund.........................    1       10
      Scudder International Fund...........................   41      528
      Scudder Money Market Fund............................   38       38

      Scudder Variable Series II:
      Scudder Aggressive Growth Fund.......................   40      479
      Scudder Blue Chip Fund...............................   45      595
      Scudder Contrarian Value Fund........................    9      124
      Scudder Global Blue Chip Fund........................   21      214
      Scudder Government Securities Fund...................  434    5,158
      Scudder Growth Fund..................................  120    2,975
      Scudder High Yield Fund..............................   85      817
      Scudder International Research Fund..................   39      537
      Scudder Investment Grade Bond Fund...................   38      431

                       KILICO VARIABLE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                                                  Shares
                                                  Owned   Cost
                                                  ------ -------
               Scudder Money Market Fund......... 2,809  $ 2,809
               Scudder New Europe Fund...........    10       87
               Scudder Small Cap Growth Fund.....   196    3,548
               Scudder Small Cap Value Fund......     9      107
               Scudder Strategic Income Fund.....     0        2
               Scudder Technology Growth Fund....    49      571
               Scudder Total Return Fund.........   154    3,591
               SVS Dreman Financial Services Fund    28      294
               SVS Dreman High Return Equity Fund   111    1,185
               SVS Dynamic Growth Fund...........     0        1
               SVS Focus Value + Growth Fund.....    13      185
               SVS Focused Large Cap Growth Fund.    51      553
               SVS Growth and Income Fund........    70      683
               SVS Growth Opportunities Fund.....    44      470
               SVS Index 500 Fund................    87      771
               SVS Mid Cap Growth Fund...........     0        4
               SVS Strategic Equity Fund.........     0        3
               SVS Venture Value Fund............    17      156
                                                         -------
                  Total Investments at Cost......        $53,440
                                                         =======

(4) Transactions with Affiliates

   KILICO provides a death benefit payment upon the death of the policy owner under the terms of the death benefit option selected by the policy owner as further described in the Policy. KILICO assesses a monthly charge to the subaccounts for the cost of providing this insurance protection to the policy owner. These cost of insurance charges vary with the issue age, sex and rate class of the policy owner, and are charged to their respective subaccounts in proportion to their total Separate Account value. Cost of insurance charges totaled approximately $101,000, $3,234,000, $402,000, $630,000 and $45,000 for
the Kemper Select, Power V, Farmers Variable Universal Life I, Zurich Kemper Lifeinvestor and Scudder Destinations Life policies, respectively, for the year ended December 31, 2001, and are reflected in the Statement of Operations. Included within these cost of insurance charges are various administrative charges as described in the prospectuses. KILICO assumes other mortality and expense risk that the cost of insurance charges may not cover due to certain No-Lapse Guarantees. Also, administration and maintenance expense may exceed Administration Charges set by the Policies. Therefore, KILICO assesses a daily charge to the subaccounts for mortality and expense risk at an annual rate of 0.90% of assets except for Zurich Kemper Lifeinvestor, which assesses a daily charge at a current annual rate of 0.60% for the first ten policy years, 0.40% for policy years eleven through twenty and 0.20% for policy years twenty-one and thereafter.

   Proceeds payable on the surrender of a Policy are reduced by the amount of any applicable contingent deferred sales charge.

   A state and local premium tax charge of 2.5% is deducted from each premium payment under the Power V, Farmers Variable Universal Life I and Zurich Kemper Lifeinvestor policies prior to allocation of the net premium. This charge is to reimburse KILICO for the payment of state premium taxes. KILICO expects to pay an average state premium tax rate of approximately 2.5% but the actual premium tax attributable to a Policy may be more or less. Under Section 848 of the Internal Revenue Code (the "Code"), the receipt of premium income by a life insurance company requires the deferral of a portion of the acquisition cost over a maximum of a 120 month period. The effect of Section 848 for KILICO is an acceleration of income recognition over a deferral of the associated deductions for tax purposes; this is referred to as deferred acquisition cost or, the "DAC tax". As compensation for this accelerated liability, a DAC tax charge of 1.00% of each premium dollar is deducted from the premium by KILICO under the Power V, Farmers Variable Universal Life I and Zurich Kemper Lifeinvestor policies before investment of a policy owners funds into the Separate Account. Under the Scudder Destinations Life policies, for the first ten policy years, a tax charge

                       KILICO VARIABLE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

equal to an annual rate of 0.40% of the average monthly cash value is assessed against the Policy. The tax charge covers a portion of KILICO's state premium tax expense and a certain federal income tax liability incurred as a result of the receipt of premium.

   Policy loans are also provided for under the terms of the Policy. The minimum amount of the loan under Kemper Select, Power V, Farmers Variable Universal Life I and Zurich Kemper Lifeinvestor policies is $500 and is limited to 90% of the surrender value, less applicable surrender charges. The minimum amount of the loan under the Scudder Destinations Life policies is $1,000 and is limited to 90% of the surrender value, less applicable surrender charges. Interest is assessed against a policy loan under the terms of the Policy. Policy loans are carried in KILICO's general account.

   Zurich Scudder Investments, Inc., an affiliated company, is the investment manager of the Scudder Variable Series I and the Scudder Variable Series II series of funds. On December 4, 2001, Deutsche Bank and ZFS announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of ZSI's UK operations, Threadneedle Investments. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

   Investors Brokerage Services, Inc. and PMG Securities, Inc., wholly-owned subsidiaries of KILICO, are the principal underwriters for the Separate Account.

(5) Policy Owners' Equity

   Policy owners' equity is affected by the investment results of each subaccount and contract charges. Policy owners' equity at December 31, 2001, is as follows (in thousands, except unit value; differences due to rounding):

                                                                           Number   Unit   Policy Owners'
                                                                          of Units  Value      Equity
                                                                          -------- ------- --------------
Farmers Variable Universal Life I Policies
Franklin Templeton Variable Insurance Products Trust:
   Templeton Developing Market Securities Subaccount.....................     1    $ 4.774     $    6
Janus Aspen Series:
   Janus Aspen Capital Appreciation Subaccount...........................    23     20.809        485
PIMCO Variable Insurance Trust:
   PIMCO Foreign Bond Subaccount.........................................     2     11.292         24
   PIMCO Low Duration Bond Subaccount....................................     2     11.530         14
Scudder Variable Series I:
   Scudder Bond Subaccount...............................................     2      7.646         19
   Scudder Growth and Income Subaccount..................................    23     10.018        232
   Scudder International Subaccount......................................     4     11.876         48
   Scudder Money Market Subaccount.......................................    22      1.119         24
Scudder Variable Series II:
   Scudder Government Securities Subaccount..............................    28      1.414         39
   Scudder High Yield Subaccount.........................................    12      1.146         14
   Scudder Small Cap Growth Subaccount...................................    25      1.645         41
   SVS Dreman High Return Equity Subaccount..............................   190      1.183        225
                                                                                               ------
       Total Farmers Variable Universal Life I Policy Owners' Equity.....                      $1,171
                                                                                               ======
Scudder Destinations Life Policies
The Alger American Fund:
   Alger American Balanced Subaccount....................................    38     10.350        390
   Alger American Leveraged AllCap Subaccount............................    23      8.190        192

                       KILICO VARIABLE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                                                                   Number   Unit   Policy Owners'
                                                                  of Units  Value      Equity
                                                                  -------- ------- --------------
Credit Suisse Trust:
   Credit Suisse Trust Emerging Markets Subaccount...............      3   $ 8.482    $    22
   Credit Suisse Trust Global Post-Venture Capital Subaccount....      3     8.859         25
The Dreyfus Socially Responsible Growth Fund, Inc.:
   Dreyfus Socially Responsible Growth Fund Subaccount...........     17     7.644        128
Dreyfus Investment Portfolios:
   Dreyfus I.P. Mid Cap Stock Subaccount.........................     27    11.319        305
INVESCO Variable Investment Funds, Inc.:
   INVESCO VIF Utilities Subaccount..............................      0     7.998          0
Scudder Variable Series I:
   Scudder 21st Century Growth Subaccount........................     25     6.262        155
   Scudder Capital Growth Subaccount.............................     26     9.050        235
   Scudder Global Discovery Subaccount...........................     44    10.153        445
   Scudder Growth and Income Subaccount..........................     15     9.313        141
   Scudder Health Sciences Subaccount............................      1    10.586         10
   Scudder International Subaccount..............................     15     6.934        106
Scudder Variable Series II:
   Scudder Aggressive Growth Subaccount..........................     43     9.530        412
   Scudder Blue Chip Subaccount..................................     59     9.129        537
   Scudder Contrarian Value Subaccount...........................     11    11.303        126
   Scudder Global Blue Chip Subaccount...........................     20     9.733        199
   Scudder Government Securities Subaccount......................     23    11.753        265
   Scudder Growth Subaccount.....................................     36     8.044        289
   Scudder High Yield Subaccount.................................     14     9.395        134
   Scudder International Research Subaccount.....................      7     7.823         56
   Scudder Investment Grade Bond Subaccount......................     32    11.423        363
   Scudder Money Market Subaccount...............................    142    10.921      1,550
   Scudder New Europe Subaccount.................................      9     7.310         69
   Scudder Small Cap Growth Subaccount...........................     25     8.658        220
   Scudder Small Cap Value Subaccount............................      9    13.306        114
   Scudder Strategic Income Subaccount...........................      0    10.536          2
   Scudder Technology Growth Subaccount..........................     57     8.003        458
   Scudder Total Return Subaccount...............................     59    10.097        596
   SVS Dreman Financial Services Subaccount......................     24    12.381        298
   SVS Dreman High Return Equity Subaccount......................     74    13.117        971
   SVS Dynamic Growth Subaccount.................................      0     8.747          1
   SVS Focus Value + Growth Subaccount...........................     11     9.556        109
   SVS Focused Large Cap Growth Subaccount.......................     51     9.467        481
   SVS Growth and Income Subaccount..............................     71     8.947        633
   SVS Growth Opportunities Subaccount...........................     45     7.811        349
   SVS Index 500 Subaccount......................................     89     8.442        748
   SVS Mid Cap Growth Subaccount.................................      0     8.777          4
   SVS Strategic Equity Subaccount...............................      0     7.554          3
   SVS Venture Value Subaccount..................................     17     9.443        164
                                                                                      -------
       Total Scudder Destinations Life Policy Owners' Equity.....                     $11,305
                                                                                      =======
Kemper Select Policies
Scudder Variable Series II
   Scudder Money Market Subaccount...............................    146     1.914        280
   Scudder Total Return Subaccount...............................    898     2.902      2,606
   Scudder High Yield Subaccount.................................    150     2.292        343
   Scudder Growth Subaccount.....................................    401     3.210      1,288
   Scudder Government Securities Subaccount......................  1,942     2.496      4,847
                                                                                      -------
       Total Kemper Select Policy Owners' Equity.................                     $ 9,364
                                                                                      =======

                       KILICO VARIABLE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                                                         Number             Policy Owners'
                                                        of Units Unit Value     Equity
                                                        -------- ---------- --------------
Power V Policies
American Skandia Trust:
   AST Alliance Growth & Income Subaccount.............    50     $ 27.837     $ 1,392
   AST American Century International I Subaccount.....    34       12.140         412
   AST INVESCO Equity Income Subaccount................    40       19.960         802
   AST JanCap Growth Subaccount........................   181       28.373       5,146
   AST Neuberger Mid-Cap Growth Subaccount.............    82       19.957       1,636
   AST PBHG Small Cap Growth Subaccount................    29       20.757         599
   AST PIMCO Limited Maturity Bond Subaccount..........     5       14.179          64
   AST PIMCO Total Return Bond Subaccount..............    16       15.314         242
   AST T. Rowe Price Asset Allocation Subaccount.......    29       18.539         545
Fidelity Variable Insurance Products Fund:
   Fidelity VIP Equity Income Subaccount...............     8       26.981         205
   Fidelity VIP High Income Subaccount.................     2        8.266          16
Fidelity Variable Insurance Products Fund II:
   Fidelity VIP II Contrafund Subaccount...............    67       24.106       1,617
   Fidelity VIP II Index 500 Subaccount................    11      131.456       1,388
Fidelity Variable Insurance Products Fund III:
   Fidelity VIP III Growth Opportunities Subaccount....    33       16.402         536
Scudder Variable Series I:
   Scudder Growth and Income Subaccount................     8       10.027          84
   Scudder International Subaccount....................    15       11.708         171
Scudder Variable Series II:
   Scudder Growth Subaccount...........................   243        3.872         942
   Scudder Government Securities Subaccount............    54        1.612          87
   Scudder High Yield Subaccount.......................   151        1.325         200
   Scudder International Research Subaccount...........   196        1.574         308
   Scudder Money Market Subaccount.....................   357        1.234         441
   Scudder Small Cap Growth Subaccount.................   943        2.174       2,050
   Scudder Total Return Subaccount.....................    58        3.895         224
                                                                               -------
       Total Power V Policy Owners' Equity.............                        $19,107
                                                                               =======
Zurich Kemper Lifeinvestor Policies
The Alger American Fund:
   Alger American Balanced Subaccount..................    12       14.681         114
   Alger American Growth Subaccount....................     8       47.841         389
   Alger American Income and Growth Subaccount.........    20       14.704         297
   Alger American MidCap Growth Subaccount.............    12       32.524         378
American Century Variable Portfolios, Inc:
   American Century VP Income & Growth Subaccount......     2        6.434          14
   American Century VP International Subaccount........     0        6.564           1
   American Century VP Ultra Subaccount................     0        9.492           3
   American Century VP Value Subaccount................     6        7.410          45
Deutsche Asset Management VIT Funds:
   Deutsche VIT EAFE Equity Index Subaccount...........     0        8.356           2
   Deutsche VIT Small Cap Index Subaccount.............     0       11.291           3
Dreyfus Life & Annuity Index Fund:
   Dreyfus Stock Index Fund Subaccount.................     3       30.110          87
The Dreyfus Socially Responsible Growth Fund, Inc.:
   Dreyfus Socially Responsible Growth Fund Subaccount.     1       26.610          22
Dreyfus Variable Investment Fund:
   Dreyfus VIF Appreciation Subaccount.................     1       35.519          29
   Dreyfus VIF Small Cap Subaccount....................     2       69.777         161

                       KILICO VARIABLE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                                                                    Number   Unit   Policy Owners'
                                                                   of Units  Value      Equity
                                                                   -------- ------- --------------
Fidelity Variable Insurance Products Fund:
   Fidelity VIP Equity Income Subaccount..........................     5    $23.983    $   119
   Fidelity VIP Growth Subaccount.................................     5     35.542        195
   Fidelity VIP High Income Subaccount............................     6      7.139         41
   Fidelity VIP Overseas Subaccount...............................     2     15.582         24
Franklin Templeton Variable Insurance Products Trust:
   Templeton Asset Strategy Subaccount............................     0     21.133          8
   Templeton Developing Markets Securities Subaccount.............     3      4.834         13
   Templeton Global Income Securities Subaccount..................     1     11.621          6
   Templeton International Securities Subaccount..................     1     18.223         12
INVESCO Variable Investment Funds, Inc.:
   INVESCO VIF Dynamics Fund Subaccount...........................     1     12.490         10
   INVESCO VIF Financial Services Subaccount......................     2     12.422         25
   INVESCO VIF Technology Subaccount..............................     2     15.308         34
   INVESCO VIF Telecommunications Subaccount......................     1      5.548          8
Janus Aspen Series:
   Janus Aspen Aggressive Growth Subaccount.......................    16     24.365        399
   Janus Aspen Balanced Subaccount................................     9     25.720        238
   Janus Aspen Flexible Income Subaccount.........................     2     12.926         24
   Janus Aspen Growth Subaccount..................................    18     21.398        395
   Janus Aspen International Growth Subaccount....................     7     24.672        172
   Janus Aspen Worldwide Growth Subaccount........................    12     30.882        365
Scudder Variable Series I:
   Scudder Capital Growth Subaccount..............................     2     20.928         32
   Scudder Growth and Income Subaccount...........................     4      9.411         42
   Scudder International Subaccount...............................     1     10.888          8
Scudder Variable Series II:
   Scudder Government Securities Subaccount.......................    84      1.363        114
   Scudder Investment Grade Bond Subaccount.......................    55      1.265         69
   Scudder Money Market Subaccount................................   425      1.081        460
   Scudder Small Cap Growth Subaccount............................   120      1.668        201
   Scudder Total Return Subaccount................................    17      2.606         45
   SVS Focus Value + Growth Subaccount............................    39      1.543         60
                                                                                       -------
       Total Zurich Kemper Lifeinvestor Policy Owners' Equity.....                     $ 4,664
                                                                                       -------
       Total KILICO Variable Separate Account.....................                     $45,611
                                                                                       =======

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Kemper Investors Life Insurance Company:

   In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and its subsidiaries (the ''Company'') at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
March 22, 2002

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                       (in thousands, except share data)

                                                                             December 31, December 31,
                                                                                 2001         2000
                                                                             ------------ ------------
Assets
Fixed maturity securities available for sale, at fair value (amortized cost:
  December 31, 2001, $3,057,139; December 31, 2000, $3,189,719)............. $ 3,094,560  $ 3,157,169
Equity securities, at fair value (cost: December 31, 2001 and
  December 31, 2000, $65,473)...............................................      67,731       63,879
Short-term investments......................................................     159,105       15,900
Joint venture mortgage loans................................................     104,303       67,473
Third-party mortgage loans..................................................      63,897       63,476
Other real estate-related investments.......................................       8,240        9,468
Policy loans................................................................     239,787      256,226
Other invested assets.......................................................      20,799       21,792
                                                                             -----------  -----------
   Total investments........................................................   3,758,422    3,655,383
Cash........................................................................      57,374       34,101
Accrued investment income...................................................     140,762      134,585
Reinsurance recoverable.....................................................     240,536      310,183
Deferred insurance acquisition costs........................................     381,506      240,801
Value of business acquired..................................................      75,806       95,621
Goodwill....................................................................     178,418      191,163
Other intangible assets.....................................................       6,261        4,531
Deferred income taxes.......................................................      95,688      120,781
Federal income tax receivable...............................................      13,866        8,803
Receivable on sales of securities...........................................       2,100        8,286
Other assets and receivables................................................      30,336       22,766
Assets held in separate accounts............................................  13,108,753   11,179,639
                                                                             -----------  -----------
   Total assets............................................................. $18,089,828  $16,006,643
                                                                             ===========  ===========
Liabilities
Future policy benefits...................................................... $ 3,634,161  $ 3,588,140
Other policyholder benefits and funds payable...............................     436,449      399,585
Other accounts payable and liabilities......................................      92,472      109,152
Liabilities related to separate accounts....................................  13,108,753   11,179,639
                                                                             -----------  -----------
   Total liabilities........................................................  17,271,835   15,276,516
                                                                             -----------  -----------
Commitments and contingent liabilities......................................
Stockholder's equity
Capital stock--$10 par value, authorized 300,000 shares;
  outstanding 250,000 shares................................................       2,500        2,500
Additional paid-in capital..................................................     804,347      804,347
Accumulated other comprehensive income (loss)...............................      16,551      (32,718)
Retained deficit............................................................      (5,405)     (44,002)
                                                                             -----------  -----------
   Total stockholder's equity...............................................     817,993      730,127
                                                                             -----------  -----------
   Total liabilities and stockholder's equity............................... $18,089,828  $16,006,643
                                                                             ===========  ===========

   See accompanying notes to consolidated financial statements.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                (in thousands)

                                                    Year Ended December 31,
                                                ------------------------------
                                                  2001       2000       1999
                                                ---------  ---------  --------
Revenue
Net investment income.......................... $ 269,419  $ 257,470  $264,640
Realized investment gains (losses).............    20,660     (8,277)   (9,549)
Premium income.................................       486      8,394    21,990
Separate account fees and charges..............    70,993     68,293    74,715
Other income...................................    36,739     35,030    11,623
                                                ---------  ---------  --------
   Total revenue...............................   398,297    360,910   363,419
                                                ---------  ---------  --------
Benefits and Expenses
Interest credited to policyholders.............   159,127    152,289   162,243
Claims incurred and other policyholder benefits    21,933     13,718    18,185
Taxes, licenses and fees.......................    10,714     17,861    30,234
Commissions....................................   179,585    114,162    67,555
Operating expenses.............................    66,026     61,671    45,989
Deferral of insurance acquisition costs........  (166,202)  (104,608)  (69,814)
Amortization of insurance acquisition costs....    18,052     23,231     5,524
Amortization of value of business acquired.....    15,606     19,926    12,955
Amortization of goodwill.......................    12,744     12,744    12,744
Amortization of other intangible assets........       961        368        --
                                                ---------  ---------  --------
   Total benefits and expenses.................   318,546    311,362   285,615
                                                ---------  ---------  --------
Income before income tax expense...............    79,751     49,548    77,804
Income tax expense.............................    28,154      1,247    32,864
                                                ---------  ---------  --------
   Net income.................................. $  51,597  $  48,301  $ 44,940
                                                =========  =========  ========

   See accompanying notes to consolidated financial statements.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                (in thousands)

                                                                       Year Ended December 31,
                                                                    -----------------------------
                                                                      2001      2000      1999
                                                                    --------  --------  ---------
Net income......................................................... $ 51,597  $ 48,301  $  44,940
                                                                    --------  --------  ---------
Other comprehensive income (loss), before tax:
Unrealized holding gains (losses) on investments arising during period:
Unrealized holding gains (losses) on investments...................   54,155    61,487   (180,267)
Adjustment to value of business acquired...........................   (5,914)   (3,400)    12,811
Adjustment to deferred insurance acquisition costs.................   (1,050)     (230)     5,726
                                                                    --------  --------  ---------
   Total unrealized holding gains (losses) on investments arising
     during period.................................................   47,191    57,857   (161,730)
                                                                    --------  --------  ---------
Less reclassification adjustments for items included in net income:
Adjustment for (gains) losses included in realized investment gains
  (losses).........................................................   (9,203)  (24,583)    16,651
Adjustment for amortization of premium on fixed maturity
  securities included in net investment income.....................   (5,732)   (4,538)   (10,533)
Adjustment for (gains) losses included in amortization of value of
  business acquired................................................   (1,705)      214       (454)
Adjustment for losses included in amortization of insurance
  acquisition costs................................................    6,395        13      1,892
                                                                    --------  --------  ---------
   Total reclassification adjustments for items included in net
     income........................................................  (10,245)  (28,894)     7,556
                                                                    --------  --------  ---------
Other comprehensive income (loss), before related income tax
  expense (benefit)................................................   57,436    86,751   (169,286)
Related income tax expense (benefit)...............................    8,167    (1,350)   (15,492)
                                                                    --------  --------  ---------
   Other comprehensive income (loss), net of tax...................   49,269    88,101   (153,794)
                                                                    --------  --------  ---------
   Comprehensive income (loss)..................................... $100,866  $136,402  $(108,854)
                                                                    ========  ========  =========

   See accompanying notes to consolidated financial statements.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                (in thousands)

                                                                Year Ended December 31,
                                                            ------------------------------
                                                              2001      2000       1999
                                                            --------  ---------  ---------
Capital stock, beginning and end of period................. $  2,500  $   2,500  $   2,500
                                                            --------  ---------  ---------
Additional paid-in capital, beginning and end of period....  804,347    804,347    804,347
                                                            --------  ---------  ---------
Accumulated other comprehensive income (loss), beginning of
  period...................................................  (32,718)  (120,819)    32,975
Other comprehensive income (loss), net of tax..............   49,269     88,101   (153,794)
                                                            --------  ---------  ---------
   End of period...........................................   16,551    (32,718)  (120,819)
                                                            --------  ---------  ---------
Retained earnings (deficit), beginning of period...........  (44,002)   (56,023)    14,037
Net income.................................................   51,597     48,301     44,940
Dividends to parent........................................  (13,000)   (36,280)  (115,000)
                                                            --------  ---------  ---------
   End of period...........................................   (5,405)   (44,002)   (56,023)
                                                            --------  ---------  ---------
       Total stockholder's equity.......................... $817,993  $ 730,127  $ 630,005
                                                            ========  =========  =========

   See accompanying notes to consolidated financial statements.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                (in thousands)

                                                                       Year Ended December 31,
                                                                 -----------------------------------
                                                                    2001        2000        1999
                                                                 -----------  ---------  -----------
Cash flows from operating activities
Net income...................................................... $    51,597  $  48,301  $    44,940
Reconciliation of net income to net cash from operating
  activities:
   Realized investment (gains) losses...........................     (20,660)     8,277        9,549
   Net change in trading account securities.....................          --         --      (51,239)
   Interest credited and other charges..........................     169,084    142,344      158,557
   Deferred insurance acquisition costs, net....................    (148,150)   (81,377)     (64,290)
   Amortization of value of business acquired...................      15,606     19,926       12,955
   Amortization of goodwill.....................................      12,744     12,744       12,744
   Amortization of discount and premium on investments..........       5,731      4,538       11,157
   Amortization of other intangible assets......................         961        368           --
   Deferred income taxes........................................      16,927    (25,930)     (42,952)
   Net change in current federal income taxes...................      (5,063)   (18,593)     (10,594)
   Benefits and premium taxes due related to separate
     account business-owned life insurance......................      (6,392)   (61,476)     149,477
   Other, net...................................................       5,120     42,377      (11,901)
                                                                 -----------  ---------  -----------
       Net cash flow from operating activities..................      97,505     91,499      218,403
                                                                 -----------  ---------  -----------
Cash flows from investing activities
Cash from investments sold or matured:
   Fixed maturity securities held to maturity...................     281,664    170,465      335,735
   Fixed maturity securities sold prior to maturity.............   1,331,168    589,933    1,269,290
   Equity securities............................................          --      1,271       11,379
   Mortgage loans, policy loans and other invested assets.......      60,495     73,177       75,389
Cost of investments purchased or loans originated:
   Fixed maturity securities....................................  (1,481,699)  (569,652)  (1,455,496)
   Equity securities............................................          --     (1,264)      (8,703)
   Mortgage loans, policy loans and other invested assets.......     (41,395)   (47,109)     (43,665)
   Investment in subsidiaries...................................      (2,690)    (4,899)          --
Short-term investments, net.....................................    (143,205)    26,491       15,943
Net change in receivable and payable for securities transactions       6,186     (4,786)          --
Net change in other assets......................................       2,248     (5,141)      (2,725)
                                                                 -----------  ---------  -----------
       Net cash from investing activities.......................      12,772    228,486      197,147
                                                                 -----------  ---------  -----------
Cash flows from financing activities
Policyholder account balances:
   Deposits.....................................................     680,106    608,363      383,874
   Withdrawals..................................................    (733,521)  (881,888)    (694,848)
Dividends to parent.............................................     (13,000)   (36,280)    (115,000)
Cash overdrafts.................................................     (20,589)    11,906        8,953
                                                                 -----------  ---------  -----------
       Net cash from financing activities.......................     (87,004)  (297,899)    (417,021)
                                                                 -----------  ---------  -----------
       Net increase (decrease) in cash..........................      23,273     22,086       (1,471)
Cash, beginning of period.......................................      34,101     12,015       13,486
                                                                 -----------  ---------  -----------
Cash, end of period............................................. $    57,374  $  34,101  $    12,015
                                                                 ===========  =========  ===========

   See accompanying notes to consolidated financial statements.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Summary of Significant Accounting Policies

Basis of presentation

   Kemper Investors Life Insurance Company and its subsidiaries ("the Company") issue fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. Zurich Kemper Life Insurance Company of New York ("ZKLICONY"), a newly formed, wholly-owned subsidiary, received its license from the state of New York early in 2001 and began writing business in May of 2001. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a non-operating holding company. Kemper is a wholly-owned subsidiary of Zurich Group Holding ("ZGH" or "Zurich"), a Swiss holding company. ZGH is wholly-owned by Zurich Financial Services ("ZFS"), a Swiss holding company.

   The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 2000 and 1999 consolidated financial statements in order for them to conform to the 2001 presentation. The accompanying consolidated financial statements of the Company as of and for the years ended December 31, 2001, 2000 and 1999, have been prepared in conformity with accounting principles generally accepted in the United States of America.

Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect goodwill, deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturity securities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

Goodwill and other intangibles

   The Company reviews goodwill and other intangibles ("intangible assets") to determine if events or changes in circumstances may have affected the recoverability of the outstanding intangible assets as of each reporting period. In the event that the Company determines that the intangible assets are not recoverable, it would amortize such amounts as additional amortization expense in the accompanying financial statements. As of December 31, 2001, the Company believes that no such adjustment is necessary.

   During 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard 141 ("SFAS 141"), Business Combinations and Statement of Financial Accounting Standard 142 ("SFAS 142"), Goodwill and Other Intangible Assets in July 2001. SFAS 141 requires that the purchase method of accounting must be used for all business combinations initiated after June 30, 2001. SFAS 142 primarily addresses the accounting that must be applied to goodwill and other intangible assets subsequent to their acquisition. The Company intends to adopt SFAS 141 and SFAS 142 in the first quarter of 2002, however they are not expected to have a material impact on the Company's 2002 financial results.

   The difference between ZFS's cost of acquiring the Company and the net fair value of the assets and liabilities as of January 4, 1996 was recorded as goodwill. Goodwill is amortized on a straight-line basis over a twenty-year period. Other intangible assets of $7.6 million, recorded in 2001 and 2000 in connection with the purchase of PMG, are being amortized on a straight-line basis over a ten-year period.

Value of business acquired

   The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition, January 4, 1996. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



   The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2006 are as follows:

                                                      Projected
                              Beginning               Accretion  Ending
      Year Ended December 31,  Balance  Amortization Of Interest Balance
      ----------------------- --------- ------------ ----------- --------
      (in thousands)
           1999 (actual)..... $126,066    $(20,891)    $7,936    $113,111
           2000 (actual).....  113,111     (26,805)     6,879      93,185
           2001 (actual).....   93,185     (21,394)     5,788      77,579
           2002..............   77,579     (17,308)     4,548      64,819
           2003..............   64,819     (15,003)     3,812      53,628
           2004..............   53,628     (13,464)     3,142      43,306
           2005..............   43,306     (11,686)     2,527      34,147
           2006..............   34,147     (10,191)     1,971      25,927

   The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturity securities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to accumulated other comprehensive income, net of income tax. This adjustment decreased the value of business acquired by $1.8 million as of December 31, 2001 and increased the value of business acquired by $2.4 million and $6.0 million as of December 31, 2000 and 1999, respectively. Accumulated other comprehensive income decreased by approximately $1.2 million as of December 31, 2001 due to this adjustment and increased accumulated other comprehensive income by approximately $1.6 million and $3.9 million as of December 31, 2000 and 1999, respectively.

Life insurance revenue and expenses

   Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs.

   Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

Reinsurance

   In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of annuities and to individual death claims. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

Deferred insurance acquisition costs

   The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturity securities held as available for sale in the investment portfolio, through a charge or credit to accumulated other comprehensive income, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



Future policy benefits

   Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. A liability has been established for guaranteed death benefits in excess of account values. The guaranteed retirement income benefit ("GRIB") is an optional benefit to the DESTINATIONS/SM/ variable annuity, for an additional asset-based fee. It allows for a proxy account value, called the GRIB Base, to be applied to the guaranteed annuity factors (settlement option purchase rates) in the contract. The GRIB Base prior to attained age 80 is the greatest of:

      .  the contract value (account value)

      . the greatest anniversary value before the exercise (annuitization) date, or

      . purchase payments minus previous withdrawals, accumulated at 5 percent interest per year to the annuitization date.

   GRIB reserves have been established for policies that have withdrawn a substantial portion of their contract values, exposing a proportionately large GRIB benefit in relation to the account value. These policies were deemed to have elected annuitization and a reserve has been established to cover the present value of future benefits. No additional liabilities for future policy benefits related to guaranteed living benefits have been established. Had such a benefit been established, total liabilities would have been increased by $7.8 million.

   Current interest rates credited during the contract accumulation period range from 3.0 percent to 10.0 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5 percent to 12.0 percent.

   Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Assumed investment yields are by policy duration and range from 7.3 percent to 6.0 percent over 20 years.

Guaranty fund assessments

   The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2001 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

Invested assets and related income

   Investments in fixed maturity securities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.

   The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


interest income on fixed maturity securites deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.

   Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments, net of any applicable reserves and write-downs, include notes receivable from real estate ventures and investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures. Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions, indicate a likelihood of loss.

   Investments in policy loans and other invested assets, consisting primarily of venture capital investments and a leveraged lease, are carried primarily at cost.

   Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to accumulated other comprehensive income (loss). Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefited.

Derivative instruments

   The Company is party to an interest rate swap agreement with Zurich Capital Markets, Inc. ("ZCM"), an affiliated counterparty. The Company uses interest rate swaps to hedge against interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by one counterparty at each due date. In 2001, the Company paid $0.9 million as settlement for the difference between the fixed-rate and floating-rate interest.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect its counterparty to fail to meet its obligations given its high credit ratings. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts. At December 31, 2001, an open swap agreement with a notional value of $100.0 million and an expiration date of November 2004, had a negative market value of $5.0 million. The negative market value was included as a component of other accounts payable and liabilities in the accompanying consolidated balance sheets.

Separate account business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contractholders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contractholders. The assets and liabilities of the separate accounts are carried at fair value.

Income tax

   The Company files a separate Federal income tax return. Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) Cash Flow Information

   The Company defines cash as cash in banks and money market accounts. The Company paid federal income taxes of $19.8 million, $43.9 million and $83.8 million directly to the United States Treasury Department during 2001, 2000 and 1999, respectively.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(3) Invested Assets and Related Income

   The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturity securities are considered available for sale. The carrying value of fixed maturity securities compared with amortized cost, adjusted for other-than-temporary declines in value and estimated unrealized gains and losses, were as follows:

                                                                                  Estimated Unrealized
                                                             Carrying  Amortized  -------------------
                                                              Value      Cost       Gains     Losses
                                                            ---------- ----------  -------   --------
(in thousands)
December 31, 2001
U.S. treasury securities and obligations of U.S. government
  agencies and authorities................................. $   21,354 $   21,286 $   254    $   (186)
Obligations of states and political subdivisions, special
  revenue and nonguaranteed................................     13,488     13,292     196          --
Debt securities issued by foreign governments..............      4,537      4,508      29          --
Corporate securities.......................................  1,945,006  1,926,160  45,602     (26,756)
Mortgage and asset-backed securities.......................  1,110,175  1,091,893  24,795      (6,513)
                                                            ---------- ----------  -------   --------
   Total fixed maturity securities......................... $3,094,560 $3,057,139 $70,876    $(33,455)
                                                            ========== ==========  =======   ========
December 31, 2000
U.S. treasury securities and obligations of U.S. government
  agencies and authorities................................. $   11,822 $   11,777 $    69    $    (24)
Obligations of states and political subdivisions, special
  revenue and nonguaranteed................................     24,021     24,207      --        (186)
Debt securities issued by foreign governments..............     21,812     21,893      90        (171)
Corporate securities.......................................  2,060,679  2,093,916  12,634     (45,871)
Mortgage and asset-backed securities.......................  1,038,835  1,037,926   7,495      (6,586)
                                                            ---------- ----------  -------   --------
   Total fixed maturity securities......................... $3,157,169 $3,189,719 $20,288    $(52,838)
                                                            ========== ==========  =======   ========

   The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 2001, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                                                   Carrying  Amortized
                                                                                    Value      Cost
                                                                                  ---------- ----------
(in thousands)
One year or less................................................................. $   38,884 $   38,175
Over one year through five years.................................................    836,094    814,386
Over five years through ten years................................................    880,118    874,543
Over ten years...................................................................    229,289    238,142
Securities not due at a single maturity date, primarily mortgage and asset-backed securities(1)..................................................................  1,110,175  1,091,893
                                                                                  ---------- ----------
   Total fixed maturity securities............................................... $3,094,560 $3,057,139
                                                                                  ========== ==========

--------
(1)Weighted average maturity of 4.5 years.

   Proceeds from sales of investments in fixed maturity securities prior to maturity were $1,331.2 million, $589.9 million and $1,269.3 million during 2001, 2000 and 1999, respectively. Gross gains of $32.9 million, $8.6 million and $7.9 million and gross losses, including write-downs of fixed maturity securities for other-than-temporary declines in value, of $28.6 million, $20.8 million and $17.7 million were realized on sales and maturities in 2001, 2000 and 1999, respectively. Pre-tax write-downs due to other-than-temporary declines in value amounted to $15.5 million, $11.4 million and $0.1 million for the years ended December 31, 2001, 2000 and 1999, respectively.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



   At December 31, 2001 the Company held a $92.5 million mortgage loan investment in Delta Wetlands which exceeded 10 percent of the Company's stockholder's equity at December 31, 2001. Excluding agencies of the U.S. government, no other individual investment exceeded 10 percent of the Company's stockholder's equity at December 31, 2001.

   At December 31, 2001, securities carried at approximately $6.6 million were on deposit with governmental agencies as required by law.

   For its securitized financial assets, the Company recognizes an impairment loss if the fair value of the security is below book value and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date. These impairment losses are included as part of the write-downs for other-than-temporary declines in value discussed above.

   Upon default or indication of potential default by an issuer of fixed maturity securities other than securitized financial assets, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

   The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

   The Company's $176.4 million real estate portfolio at December 31, 2001 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 2001 and 2000, total impaired real estate-related loans were as follows:

                                               December 31, December 31,
                                                   2001         2000
                                               ------------ ------------
        (in millions)
        Impaired loans without reserves--gross    $ 7.3        $ 62.6
        Impaired loans with reserves--gross...     11.3          23.7
                                                  -----        ------
           Total gross impaired loans.........     18.6          86.3
        Reserves related to impaired loans....     (2.7)        (18.5)
        Write-downs related to impaired loans.     (3.5)         (3.5)
                                                  -----        ------
           Net impaired loans.................    $12.4        $ 64.3
                                                  =====        ======

   The Company had an average balance of $65.3 million and $90.2 million in impaired loans for 2001 and 2000, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

   At December 31, 2001 and 2000, loans on nonaccrual status, before reserves and write-downs, amounted to $13.0 million and $86.3 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.

Net Investment Income

   During 2001, a change in circumstances surrounding a water development project located in California's Sacramento River Valley led to a decision to reclassify the related mortgage loans to accrual status and release the general reserve allowance originally set up for these loans. These changes included the State of California's State Water Resources Control Board ("SWRCB") approval of the project's water right permit as well as the completion of a third-party appraisal of the project, subsequent to the SWRCB's approval of the permit.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



    Taken together, these facts support, in management's best judgment, not only the level of existing debt on the project but also the accrual of interest as specified in the terms of the loans. As a result, interest income was recorded in the fourth quarter of 2001 in the amount of $24.9 million, representing interest earned in 2001 as well as recaptured interest from 2000 and 1999, the years in which these loans were on non-accrual status. The release of the general reserve allowance generated a realized gain of $16.4 million in 2001.

   The sources of net investment income were as follows:

                                                      2001     2000     1999
                                                    -------- -------- --------
  (in thousands)
  Interest on fixed maturity securities............ $214,505 $223,964 $231,176
  Dividends on equity securities...................    4,598    4,573    4,618
  Income from short-term investments...............    2,332    3,433    3,568
  Income from mortgage loans.......................   30,771    6,091    6,296
  Income from policy loans.........................   19,394   20,088   20,131
  Income from other real estate-related investments       27       99      155
  Income from other loans and investments..........      646    2,455    2,033
                                                    -------- -------- --------
     Total investment income.......................  272,273  260,703  267,977
  Investment expense...............................    2,854    3,233    3,337
                                                    -------- -------- --------
     Net investment income......................... $269,419 $257,470 $264,640
                                                    ======== ======== ========

Net Realized Investment Gains (Losses)

   Net realized investment gains (losses) for the years ended December 31, 2001, 2000 and 1999, were as follows:

                                                                            2001     2000     1999
                                                                           ------- --------  -------
(in thousands)
Real estate-related....................................................... $16,081 $  1,711  $ 4,201
Fixed maturity securities.................................................   4,284  (12,185)  (9,755)
Trading account securities--gross gains...................................      --       --      491
Trading account securities--gross losses..................................      --       --   (7,794)
Equity securities.........................................................     262      245    1,039
Other.....................................................................      33    1,952    2,269
                                                                           ------- --------  -------
   Realized investment gains (losses) before income tax expense (benefit).  20,660   (8,277)  (9,549)
Income tax expense (benefit)..............................................   7,231   (2,897)  (3,342)
                                                                           ------- --------  -------
   Net realized investment gains (losses)................................. $13,429 $ (5,380) $(6,207)
                                                                           ======= ========  =======

   Unrealized gains (losses) are computed below as follows: fixed maturity securities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity and other securities--the difference between fair value and cost. The change in net unrealized investment gains (losses) by class of investment for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                                               December 31, December 31, December 31,
                                                                   2001         2000         1999
                                                               ------------ ------------ ------------
(in thousands)
Fixed maturity securities.....................................   $69,970      $89,421     $(182,456)
Equity and other securities...................................      (879)       1,187        (3,929)
Adjustment to deferred insurance acquisition costs............    (7,446)        (243)        3,834
Adjustment to value of business acquired......................    (4,209)      (3,614)       13,265
                                                                 -------      -------     ---------
   Unrealized gain (loss) before income tax expense (benefit).    57,436       86,751      (169,286)
Income tax expense (benefit)..................................     8,167       (1,350)      (15,492)
                                                                 -------      -------     ---------
   Net unrealized gain (loss) on investments..................   $49,269      $88,101     $(153,794)
                                                                 =======      =======     =========

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(4) Unconsolidated Investees

   At December 31, 2001 and 2000 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.

   As of December 31, 2001 and 2000, the Company's net equity investment in unconsolidated investees amounted to $0.9 million and $1.0 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $27 thousand, $99 thousand and $155 thousand in 2001, 2000 and 1999, respectively.

(5) Concentration of Credit Risk

   The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.

   Approximately 22.0 percent of the investment-grade fixed maturity securities at December 31, 2001 were mortgage-backed securities, up from 18.9 percent at December 31, 2000. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid.

   Approximately 15.3 percent and 15.1 percent of the investment-grade fixed maturity securities at December 31, 2001 and 2000, respectively, consisted of corporate asset-backed securities. The majority of investments in asset-backed securities were backed by commercial mortgage-backed securities (36.5%), home equity loans (22.9%), collateralized loan and bond obligations (12.1%), manufactured housing loans (11.7%), and other commercial assets (5.5%).

   The Company's real estate portfolio is distributed by geographic location and property type. The geographic distribution of a majority of the real estate portfolio as of December 31, 2001 was as follows: California (52.9%), Washington (9.8%), Colorado (8.1%) and Illinois (6.7%). The property type distribution of a majority of the real estate portfolio as of December 31, 2001 was as follows: land (51.9%), hotels (32.4%) and office (7.8%).

   To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's or the Company's plans with respect to such projects may not change substantially.

   More than half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



   At December 31, 2001 loans to a master limited partnership (the ''MLP'') between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company, a former affiliate, constituted approximately $92.5 million, or 52.4 percent, of the Company's real estate portfolio. Kemper's interest in the MLP is 75.0 percent at December 31, 2001. Loans to the MLP were placed on non-accrual status at the beginning of 1999 due to management's desire not to increase book value of the MLP over net realizable value, as interest on these loans has historically been added to principal. During 2001, a change in circumstances surrounding the water development project related to these loans led to the reclassification of these loans to accrual status. As a result, interest income was recorded in the fourth quarter of 2001 and the general reserve allowance related to these loans was released. At December 31, 2001, MLP-related commitments accounted for approximately $0.2 million of the Company's off-balance-sheet legal commitments.

   At December 31, 2001, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates (''Nesbitt''), a third-party real estate developer, have ownership interests constituted approximately $63.9 million, or
6.2 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties, one office building and one retail property. At December 31, 2001, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding. In the fourth quarter of 2001, a valuation reserve of $600 thousand was recorded for one of these properties as its estimated fair value decreased below the debt supported by the property.

   At December 31, 2001, a loan to a joint venture amounted to $11.8 million. This affiliated mortgage loan was on an office property located in Illinois. At December 31, 2001, the Company did not have any off-balance-sheet legal funding commitments outstanding related to this investment.

   The remaining real estate-related investment amounted to $7.4 million at December 31, 2001 and consisted of various unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, these real estate-related investments were placed on nonaccrual status. All zoned properties were sold by March of 2001. We are currently pursuing an out of court settlement against the city of Honolulu for the downzoning of certain unzoned properties. If a settlement is not reached, trial will begin this year. We are holding the unzoned properties for future zoning and sales. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, it is anticipated that it could be several additional years until the Company completely disposes of all investments in Hawaii. At December 31, 2001, off-balance-sheet legal commitments related to Hawaiian properties totaled $4.0 million.

   At December 31, 2001, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 2001.

(6) Income Taxes

   Income tax expense (benefit) was as follows for the years ended December 31, 2001, 2000 and 1999:

                                   2001     2000      1999
                                  ------- --------  --------
                   (in thousands)
                   Current....... $11,228 $ 28,274  $ 75,816
                   Deferred......  16,926  (27,027)  (42,952)
                                  ------- --------  --------
                      Total...... $28,154 $  1,247  $ 32,864
                                  ======= ========  ========

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



   Additionally, the deferred income tax (benefit) expense related to items included in other comprehensive income was as follows for the years ended December 31, 2001, 2000 and 1999:

                                                 2001     2000      1999
                                                -------  -------  --------
     (in thousands)
     Unrealized gains and losses on investments $12,246  $    --  $(21,477)
     Value of business acquired................  (1,473)  (1,265)    4,643
     Deferred insurance acquisition costs......  (2,606)     (85)    1,342
                                                -------  -------  --------
        Total.................................. $ 8,167  $(1,350) $(15,492)
                                                =======  =======  ========

   The actual income tax expense for 2001, 2000 and 1999 differed from the ''expected'' tax expense for those years as displayed below. ''Expected'' tax expense was computed by applying the U.S. federal corporate tax rate of 35 percent in 2001, 2000, and 1999 to income before income tax expense.

                                                         2001      2000     1999
                                                        -------  --------  -------
(in thousands)
Computed expected tax expense.......................... $27,913  $ 17,342  $27,232
Difference between ''expected'' and actual tax expense:
   State taxes.........................................  (2,302)      737    1,608
   Amortization of goodwill and other intangibles......   4,797     4,589    4,460
   Dividend received deduction.........................      --    (1,191)      --
   Foreign tax credit..................................     (15)     (214)    (306)
   Change in valuation allowance.......................      --   (15,201)      --
   Recapture of affiliated reinsurance.................      --    (4,599)      --
   Prior year tax settlements..........................  (2,577)       --       --
   Other, net..........................................     338      (216)    (130)
                                                        -------  --------  -------
       Total actual tax expense........................ $28,154  $  1,247  $32,864
                                                        =======  ========  =======

   Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

   The $4.6 million tax benefit in 2000 is due to the deferred tax effect related to the deemed dividend distribution. (See the note captioned ''Summary of Significant Accounting Policies--Reinsurance.") This deferred tax benefit was recognized in the tax provision under current accounting guidance relating to the recognition of deferred taxes.

   The Company only records deferred tax assets if future realization of the tax benefit is more likely than not. The Company had established a valuation allowance to reduce the deferred federal tax asset related to real estate and unrealized losses on investments to a realizable amount. This amount was based on the evidence available and management's judgment. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains. The decrease in the valuation allowance in 2001 is related to the change in the amount of unrealized losses on investments.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



   The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax assets or liabilities were as follows:

                                                              December 31, December 31, December 31,
                                                                  2001         2000         1999
                                                              ------------ ------------ ------------
(in thousands)
Deferred federal tax assets:
   Deferred insurance acquisition costs (''DAC Tax'')........   $135,307     $131,591     $121,723
   Unrealized losses on investments..........................         --       12,045       43,758
   Life policy reserves......................................     90,870       67,260       43,931
   Unearned revenue..........................................     55,574       58,200       59,349
   Real estate-related.......................................         --        6,515        7,103
   Other investment-related..................................     12,646        5,330          928
   Other.....................................................      3,349        4,329        3,133
                                                                --------     --------     --------
       Total deferred federal tax assets.....................    297,746      285,270      279,925
   Valuation allowance.......................................         --      (12,045)     (58,959)
                                                                --------     --------     --------
       Total deferred federal tax assets after valuation
         allowance...........................................    297,746      273,225      220,966
                                                                --------     --------     --------
Deferred federal tax liabilities:
   Value of business acquired................................     24,608       33,467       55,884
   Deferred insurance acquisition costs......................    135,317       84,280       41,706
   Depreciation and amortization.............................     21,165       21,799       19,957
   Other investment-related..................................      7,239        7,973        7,670
   Unrealized gains on investments...........................     12,246           --           --
   Other.....................................................      1,483        4,925        2,247
                                                                --------     --------     --------
       Total deferred federal tax liabilities................    202,058      152,444      127,464
                                                                --------     --------     --------
Net deferred federal tax assets..............................   $ 95,688     $120,781     $ 93,502
                                                                ========     ========     ========

   The net deferred tax assets relate primarily to unearned revenue and the DAC Tax associated with a non-registered individual and group variable business-owned life insurance contract (''BOLI''). Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.

   The tax returns through the year 1996 have been examined by the Internal Revenue Service (''IRS''). Changes proposed are not material to the Company's financial position. The tax returns for the years 1997 through 1999 are currently under examination by the IRS.

(7) Related-Party Transactions

   The Company paid cash dividends of $13.0 million, $20.0 million and $115.0 million to Kemper during 2001, 2000 and 1999, respectively. The Company reported a deemed dividend distribution of $16.3 million during 2000 related to the recapture of a reinsurance agreement with Federal Kemper Life Assurance Company ("FKLA"), an affiliated company.

   The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 2001 and 2000, joint venture mortgage loans totaled $104.3 million and $67.5 million, respectively, and during 2001, 2000 and 1999, the Company earned interest income on these joint venture loans of $25.4 million, $0.8 million and $0.6 million, respectively.

   In February 2001, the Company sold a $60 million group variable life policy to FKLA, covering all current FKLA employees as of February 14, 2001. The transaction, as business-owned life insurance ("BOLI"), will permit FKLA to indirectly fund certain of its employee benefit obligations.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



   All of the Company's personnel are employees of FKLA. Expenses are allocated to the Company for the utilization of FKLA employees and facilities. Expenses allocated to the Company from FKLA during 2001, 2000 and 1999 amounted to $27.4 million, $23.3 million and $18.3 million, respectively. The Company also paid to Kemper real estate subsidiaries fees of $0.5 million, $0.6 million and $1.0 million in 2001, 2000 and 1999, respectively, related to the management of the Company's real estate portfolio.

   The Company also has allocated expenses related to investment management services provided by Zurich Scudder Investments, Inc. (''ZSI''), (formerly Scudder Kemper Investments, Inc.), an affiliated company. The Company paid to ZSI investment management fees of $1.7 million, $1.6 million and $1.8 million during 2001, 2000 and 1999, respectively. On December 4, 2001, Deutsche Bank and ZFS announced that they had signed a definitive agreement under which Deutsche Bank will acquire 100 percent of ZSI, with the exception of ZSI's UK operations, Threadneedle Investments. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

   FKLA has a formal management and services agreement with Fidelity Life Association, A Mutual Legal Reserve Company ("FLA"), which charges FLA based upon certain predetermined charges and factors. The Company shares directors, management, operations and employees with FLA. FLA is a mutual company, owned by its policyholders, and is not a member of the Zurich Holding Company System.

   In 2000, the Company purchased PMG Securities Corporation, PMG Asset Management, Inc., PMG Marketing, Inc., and PMG Life Agency, Inc. (collectively ''PMG''). The total cost was $8.2 million, resulting in the recording of intangible assets in the amount of $7.6 million. The Company owns 100 percent of the stock of PMG. Also in 2000, the Company transferred $63.3 million in fixed maturity securities and cash to fund the operations of its newly formed subsidiary, Zurich Kemper Life Insurance Company of New York (''ZKLICONY''). ZKLICONY received its insurance license from the state of New York in January 2001 and began writing business in May of 2001.

   At December 31, 2000, the Company held a $100.0 million investment in ZSLM Trust, issued by an affiliate. On October 30, 2001, the Company sold these bonds to various Farmers insurance companies, all of which are affiliated companies.

   The Company held a $11.8 million real estate-related investment in an affiliated mortgage loan at December 31, 2001.

   As previously discussed, the Company is party to an interest rate swap agreement with ZCM, an affiliated counterparty. (See the note captioned ''Summary of Significant Accounting Policies--Derivative instruments'' above.)

(8) Reinsurance

   As of December 31, 2001 and 2000, the reinsurance recoverable related to fixed-rate annuity liabilities ceded to FLA amounted to $230.1 million and $262.1 million, respectively.

   The Company cedes 90 percent of all new direct life insurance premiums to outside reinsurers. Life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $2.1 million and $2.0 million as of December 31, 2001 and 2000, respectively.

   The Company is party to a funds withheld reinsurance agreement with a ZFS affiliated company, Zurich Insurance Company, Bermuda Branch (''ZICBB''). Under the terms of this agreement, the Company cedes, on a yearly renewable term basis, 100 percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to BOLI. As consideration for this reinsurance coverage, the Company cedes separate account fees (cost of insurance charges) to ZICBB and retains a portion of such funds under the terms of the reinsurance agreement in a funds withheld account ("FWA") which is included as a component of benefits and funds payable in the accompanying consolidated balance sheets.

   Effective December 31, 2001, the Company entered into a quota share reinsurance agreement with ZICBB. Under the terms of this agreement, the Company cedes 100 percent of the net amount at risk of the

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


guaranteed minimum death benefit and guaranteed retirement income benefit portions of a small number of specific variable annuity contracts. As consideration for this reinsurance coverage, the Company cedes 100 percent of all charges to policyholders and all revenue sharing income received from fund managers related to such reinsured policies. In 2001, the Company received $7.9 million of ceding commissions and expense allowances, and paid $1.2 million of ceded premiums, related to this reinsurance agreement. The account values related to these policies are held in the Company's separate account during the accumulation period of the contracts. The reserve credits under this treaty are secured by a trust agreement that requires the fair market value of assets therein to at least equal 102 percent of such reserve credits.

   In the fourth quarter of 2000, the yearly renewable term reinsurance agreement between the Company and FKLA was terminated. Premiums and reserves were both reduced by $7.7 million. A difference in the basis of the reserves between GAAP and statutory accounting resulted in a deemed dividend distribution to Kemper of $16.3 million.

   Also in the fourth quarter of 2000, the Company assumed from FKLA $100.0 million in premiums related to a Funding Agreement. Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts (''GICs''). The contracts qualify as insurance under state laws and are sold as non-surrenderable immediate annuities to a trust established by a securities firm. The securities firm sold interests in the trust to institutional investors. This Funding Agreement has a variable rate of interest based upon LIBOR, is an obligation of the Company's general account and is recorded as a future policy benefit. As previously discussed, the Company entered into an interest rate swap in 2000 to exchange the floating-rate interest payments for fixed interest payments.

   The following table contains amounts related to the BOLI funds withheld reinsurance agreement with ZICBB (in millions):

Business Owned Life Insurance (BOLI)
(in millions)

                                            Year Ended December 31,
                                         ----------------------------
                                           2001      2000      1999
                                         --------  --------  --------
         Face amount in force........... $ 85,564  $ 85,358  $ 82,021
                                         ========  ========  ========
         Net amount at risk ceded....... $(76,283) $(78,169) $(75,979)
                                         ========  ========  ========
         Cost of insurance charges ceded $  168.1  $  173.8  $  166.4
                                         ========  ========  ========
         Funds withheld account......... $  236.1  $  228.8  $  263.4
                                         ========  ========  ========

   The Company's FWA supports reserve credits on reinsurance ceded on the BOLI product. In 1998, to properly match revenue and expenses, the Company placed assets supporting the FWA in a segmented portion of its General Account. This portfolio was classified as ''trading'' under Statement of Financial Accounting Standards No. 115 (''SFAS 115'') at December 31, 1998 and through November 30, 1999. SFAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. The Company recorded realized capital losses of $7.3 million related to the changes in fair value of this portfolio during 1999.

   Due to a change in the reinsurance strategy related to the BOLI product, effective December 1, 1999, the Company no longer marked-to-market a portion of the FWA liability and therefore no longer designated the related portion of assets as ''trading''. As a result, changes in fair value to the FWA and the assets supporting the FWA no longer flow through the Company's operating results.

(9) Postretirement Benefits Other Than Pensions

   FKLA sponsors a health and welfare benefit plan that provides insurance benefits covering substantially all eligible, active and retired employees of FKLA and their covered dependents and beneficiaries. The Company is allocated a portion of the costs of providing such benefits. The Company is self insured with

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $5,000 per participant retiring in 2001 and subsequent years, and $10,000 per participant retiring in years prior to 2001.

   The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.3 million at both December 31, 2001 and 2000.

   The discount rate used in determining the allocated postretirement benefit obligation was 7.0 percent and 7.5 percent for 2001 and 2000, respectively. The assumed health care trend rate used was based on projected experience for 2001,
7.5 percent for 2002, gradually declining to 6.4 percent by the year 2006 and gradually declining thereafter.

   A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 2001 and 2000 by $142 thousand and $78 thousand, respectively.

(10) Commitments and Contingent Liabilities

   The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

   Although neither the Company nor its joint venture projects have been identified as a ''potentially responsible party'' under federal environmental guidelines, inherent in the ownership of, or lending to, real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned or on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

(11) Financial Instruments--Off-Balance-Sheet Risk

   At December 31, 2001, the Company had future legal loan commitments and stand-by financing agreements totaling $29.9 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be collateralized by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

(12) Fair Value of Financial Instruments

   Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

   Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

   The Company used the following methods and assumptions in estimating the fair value of its financial instruments:

   Fixed maturity securities and equity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, ZSI.

   Cash and short-term investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.

   Policy loans: The carrying value of policy loans approximates the fair value as the Company adjusts the rates to remain competitive.

   Mortgage loans and other real estate-related investments: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market. Mortgage loans and other real estate-related investments are stated at their aggregate unpaid balances, less a valuation allowance of $2.8 million and $18.6 million in 2001 and 2000, respectively. The real estate portfolio is monitored closely and reserves are adjusted to reflect market conditions. This results in a carrying value that approximates fair value at December 31, 2001 and 2000.

   Other investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.

   Life policy benefits: For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flows. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

   The carrying values and estimated fair values of the Company's financial instruments at December 31, 2001 and 2000 were as follows:

                                                          December 31, 2001     December 31, 2000
                                                        --------------------- ---------------------
                                                         Carrying              Carrying
                                                          Value    Fair Value   Value    Fair Value
                                                        ---------- ---------- ---------- ----------
(in thousands)
Financial instruments recorded as assets:
   Fixed maturity securities........................... $3,094,560 $3,094,560 $3,157,169 $3,157,169
   Cash and short-term investments.....................    216,479    216,479     50,001     50,001
   Mortgage loans and other real estate-related assets.    176,440    176,440    140,417    140,417
   Policy loans........................................    239,787    239,787    256,226    256,226
   Equity securities...................................     67,731     67,731     63,879     63,879
   Other invested assets...............................     20,799     20,799     21,792     20,109
Financial instruments recorded as liabilities:
   Life policy benefits, excluding term life reserves..  3,376,604  3,324,417  3,273,573  3,206,501
   Funds withheld account..............................    236,134    236,134    228,822    228,822

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(13) Stockholder's Equity--Retained Earnings

   The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. In 2002, the Company cannot pay dividends. The Company paid cash dividends of $13.0 million, $20.0 million and $115.0 million to Kemper during 2001, 2000 and 1999, respectively. The Company reported a deemed dividend distribution of $16.3 million during 2000 related to the recapture of the reinsurance agreement with FKLA.

   The Company's net income (loss) and capital and surplus as determined in accordance with statutory accounting principles were as follows:

                                           2001      2000     1999
                                         --------  -------- --------
           (in thousands)
           Net income (loss)............ $(71,854) $ 19,975 $ 59,116
                                         ========  ======== ========
           Statutory capital and surplus $332,598  $397,423 $394,966
                                         ========  ======== ========

   The Company's statutory net loss reflects the market downturn and its impact on reserves for guaranteed death and living benefits consistent with statutory methodology.

   As of January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (''Codification'') guidance. The NAIC Accounting Practices and Procedures Manual -- version effective January 1, 2001 -- is the National Association of Insurance Commissioners' primary guidance on statutory accounting. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas. The Illinois Insurance Department adopted the Codification guidance, effective January 1, 2001. The Company's statutory surplus was positively impacted by $16.7 million upon adoption as a result of the net effect of recording a deferred tax asset, of non-admitting non-operating system software, of non-admitting net affiliated receivables and other changes caused by the Codification.

(14) Unaudited Interim Financial Information

   The following table sets forth the Company's unaudited quarterly financial information:

                                                                 Quarter Ended
                                             ----------------------------------------------------
                                             March 31 June 30   September 30 December 31   Year
                                             -------- --------  ------------ ----------- --------
(in thousands)
2001 Operating Summary
   Revenue.................................. $91,072  $ 98,360    $85,013     $123,852   $398,297
                                             =======  ========    =======     ========   ========
   Net operating income (loss), excluding
     realized gains......................... $ 8,183  $ (1,364)   $(6,443)    $ 37,792   $ 38,168
   Net realized investment gains............   1,375     5,257      1,206        5,591     13,429
                                             -------  --------    -------     --------   --------
       Net income (loss).................... $ 9,558  $  3,893    $(5,237)    $ 43,383   $ 51,597
                                             =======  ========    =======     ========   ========
2000 Operating Summary
   Revenue.................................. $87,648  $103,446    $94,249     $ 75,567   $360,910
                                             =======  ========    =======     ========   ========
   Net operating income, excluding realized
     gains (losses)......................... $12,031  $  9,953    $ 8,710     $ 22,987   $ 53,681
   Net realized investment gains (losses)...  (1,378)     (105)       948       (4,845)    (5,380)
                                             -------  --------    -------     --------   --------
       Net income........................... $10,653  $  9,848    $ 9,658     $ 18,142   $ 48,301
                                             =======  ========    =======     ========   ========
1999 Operating Summary
   Revenue.................................. $95,646  $ 86,164    $78,301     $103,308   $363,419
                                             =======  ========    =======     ========   ========
   Net operating income, excluding realized
     gains (losses)......................... $11,222  $ 14,385    $11,568     $ 13,972   $ 51,147
   Net realized investment gains (losses)...    (627)   (1,286)    (5,098)         804     (6,207)
                                             -------  --------    -------     --------   --------
       Net income........................... $10,595  $ 13,099    $ 6,470     $ 14,776   $ 44,940
                                             =======  ========    =======     ========   ========

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(15) Operating Segments and Related Information

   The Company, FKLA, Zurich Life Insurance Company of America, (''ZLICA''), and FLA, operate under the trade name Zurich Life ("ZL"), formerly known as Zurich Kemper Life. For purposes of this operating segment disclosure, ZL will also include the operations of Zurich Direct, Inc., an affiliated direct marketing life insurance agency and excludes FLA, as it is owned by its policyholders.

   ZL is segregated by Strategic Business Unit (''SBU''). The SBU concept employed by ZFS has each SBU concentrate on a specific customer market. The SBU is the focal point of ZL, because it is at the SBU level that ZL can clearly identify customer segments and then work to understand and satisfy the needs of each customer. The contributions of ZL's SBUs to consolidated revenues, operating results and certain balance sheet data pertaining thereto, are shown in the following tables on the basis of accounting principles generally accepted in the United States of America.

   ZL is segregated into the Life Brokerage, Financial Institutions (''Financial''), Retirement Solutions Group (''RSG'') and Direct SBUs. The SBUs are not managed at the legal entity level, but rather at the Zurich Life level. Zurich Life's SBUs cross legal entity lines, as certain similar products are sold by more than one legal entity. The vast majority of the Company's business is derived from the Financial and RSG SBUs.

   Each SBU's revenue is derived from geographically dispersed areas as ZL is licensed in the District of Columbia and all states. During 2001, 2000 and 1999, ZL did not derive net revenue from one customer that exceeded 10 percent of the total revenue of ZL.

   The principal products and markets of ZL's SBUs are as follows:

   Life Brokerage: The Life Brokerage SBU develops low cost term, universal life insurance and variable universal life, as well as fixed annuities, to market through independent agencies and national marketing organizations.

   Financial: The Financial SBU focuses on a wide range of products that provide for the accumulation, distribution and transfer of wealth and primarily includes variable and fixed annuities, variable universal life and business-owned life insurance. These products are distributed to consumers through financial intermediaries such as banks, brokerage firms and independent financial planners.

   RSG: The RSG SBU has a sharp focus on its target customer. This SBU markets variable annuities to K-12 schoolteachers, administrators, and healthcare workers, along with college professors and certain employees of selected non-profit organizations. This target market is eligible for what the IRS designates as retirement-oriented savings or investment plans that qualify for special tax treatment.

   Direct: The Direct SBU is a direct marketer of basic, low-cost term life insurance through various marketing media.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



   Summarized financial information for ZL's SBU's is as follows:

As of and for the period ending December 31, 2001:

                                                                 Income Statement
                                        -----------------------------------------------------------------
                                            Life
                                          Brokerage    Financial      RSG         Direct        Total
                                         ----------   -----------  ----------  ------------- -----------
(in thousands)
Revenue
   Net investment income............... $  100,201    $   226,974  $   96,113   $      129   $   423,417
   Realized investment gains...........      6,393         15,148       5,878            8        27,427
   Premium income......................     84,993          3,090          38       20,166       108,287
   Fees and other income...............     69,794         42,854      62,826       40,200       215,674
                                         ----------   -----------  ----------   ----------   -----------
       Total revenue...................    261,381        288,066     164,855       60,503       774,805
                                         ==========   ===========  ==========   ==========   ===========
Benefits and Expenses
   Policyholder benefits...............    121,224        166,390      60,636        7,082       355,332
   Intangible asset amortization.......     44,924         11,668      18,547           --        75,139
   Net deferral of insurance
     acquisition costs.................    (37,375)      (130,547)    (17,098)     (36,213)     (221,233)
   Commissions and taxes, licenses
     and fees..........................       (787)       145,935      48,251        3,979       197,378
   Operating expenses..................     56,900         34,940      29,594       83,048       204,482
                                         ----------   -----------  ----------   ----------   -----------
       Total benefits and expenses.....    184,886        228,386     139,930       57,896       611,098
                                         ----------   -----------  ----------   ----------   -----------
Income before income tax expense.......     76,495         59,680      24,925        2,607       163,707
Income tax expense.....................     26,468         20,355      10,145          496        57,464
                                         ----------   -----------  ----------   ----------   -----------
       Net income...................... $   50,027    $    39,325  $   14,780   $    2,111   $   106,243
                                         ==========   ===========  ==========   ==========   ===========
Balance Sheet
   Future policy benefits.............. $1,916,097    $ 2,887,014  $1,468,261   $  135,034   $ 6,406,406
                                         ==========   ===========  ==========   ==========   ===========
   Liabilities related to separate
     accounts.......................... $   25,549    $10,955,660  $2,127,544   $       --   $13,108,753
                                         ==========   ===========  ==========   ==========   ===========

                                                                                             Liabilities
                                                                                             Related to
                                                                   Net Income  Future Policy  Separate
                                                        Revenue      (Loss)      Benefits     Accounts
                                                      -----------  ----------  ------------- -----------
Total revenue, net income, future policy benefits and
  liabilities related to separate accounts,
  respectively, from above........................... $   774,805  $  106,243   $6,406,406   $13,108,753
                                                      -----------  ----------   ----------   -----------
Less:
   Revenue, net income and selected liabilities of
     FKLA.........................................        277,589      46,645    2,397,798            --
   Revenue, net income and selected liabilities of
     ZLICA........................................         57,752      17,492      374,447            --
   Revenue, net loss and selected liabilities of
     Zurich Direct................................         41,167      (9,491)          --            --
                                                      -----------  ----------   ----------   -----------
       Totals per the Company's consolidated
         financial statements.................        $   398,297  $   51,597   $3,634,161   $13,108,753
                                                      ===========  ==========   ==========   ===========

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



As of and for the period ending December 31, 2000:

                                                                   Income Statement
                                          ------------------------------------------------------------------
                                               Life
                                             Brokerage    Financial      RSG         Direct        Total
                                            ----------    ----------  ----------  ------------- -----------
(in thousands)
Revenue
   Net investment income................  $  124,518      $  198,322  $   93,299   $    2,458   $   418,597
   Realized investment losses...........      (4,480)         (4,130)     (3,356)         (88)      (12,054)
   Premium income.......................      96,744             464          --       12,946       110,154
   Fees and other income................      61,976          38,869      60,210       43,916       204,971
                                            ----------    ----------  ----------   ----------   -----------
       Total revenue....................     278,758         233,525     150,153       59,232       721,668
                                            ----------    ----------  ----------   ----------   -----------
Benefits and Expenses
   Policyholder benefits................     118,556         131,552      63,318        1,650       315,076
   Intangible asset amortization........      55,186          12,782      20,860           --        88,828
   Net deferral of insurance
     acquisition costs..................     (35,392)        (67,048)    (11,416)     (43,259)     (157,115)
   Commissions and taxes, licenses
     and fees...........................       8,260          84,232      44,431       11,264       148,187
   Operating expenses...................      48,166          32,182      29,463       94,635       204,446
                                            ----------    ----------  ----------   ----------   -----------
       Total benefits and expenses......     194,776         193,700     146,656       64,290       599,422
                                            ----------    ----------  ----------   ----------   -----------
Income (loss) before income tax
  expense (benefit)......................     83,982          39,825       3,497       (5,058)      122,246
Income tax expense (benefit).............     32,873           7,982      (3,914)      (1,762)       35,179
                                            ----------    ----------  ----------   ----------   -----------
       Net income (loss)................  $   51,109      $   31,843  $    7,411   $   (3,296)  $    87,067
                                            ==========    ==========  ==========   ==========   ===========
Balance Sheet
   Future policy benefits...............  $1,954,307      $2,956,326  $1,365,963   $   75,065   $ 6,351,661
                                            ==========    ==========  ==========   ==========   ===========
   Liabilities related to separate
     accounts...........................  $   23,410      $8,646,454  $2,509,775   $       --   $11,179,639
                                            ==========    ==========  ==========   ==========   ===========

                                                                                                Liabilities
                                                                                                Related to
                                                                      Net Income  Future Policy  Separate
                                                           Revenue      (Loss)      Benefits     Accounts
                                                          ----------  ----------  ------------- -----------
Total revenue, net income, future policy benefits and
  liabilities related to separate accounts, respectively,
  from above............................................. $  721,668  $   87,067   $6,351,661   $11,179,639
                                                          ----------  ----------   ----------   -----------
Less:
   Revenue, net income and selected liabilities of
     FKLA.............................................       268,198      43,922    2,427,185            --
   Revenue, net income and selected liabilities of
     ZLICA............................................        48,650       7,212      336,336            --
   Revenue, net loss and selected liabilities of
     Zurich Direct....................................        43,910     (12,368)          --            --
                                                          ----------  ----------   ----------   -----------
       Totals per the Company's consolidated
         financial statements.....................        $  360,910  $   48,301   $3,588,140   $11,179,639
                                                          ==========  ==========   ==========   ===========

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


As of and for the period ending December 31, 1999:

                                                                    Income Statement
                                             --------------------------------------------------------------
                                                Life
                                              Brokerage   Financial      RSG         Direct        Total
                                              ----------  ----------  ----------  ------------- -----------
(in thousands)
Revenue
   Net investment income...................  $  137,106   $  175,590  $  101,202   $    1,297   $  415,195
   Realized investment gains (losses)......         976       (6,980)        (98)          --       (6,102)
   Premium income..........................     145,533          410          --        8,038      153,981
   Fees and other income...................      70,477       48,873      35,742       44,528      199,620
                                              ----------  ----------  ----------   ----------   ----------
       Total revenue.......................     354,092      217,893     136,846       53,863      762,694
                                              ==========  ==========  ==========   ==========   ==========
Benefits and Expenses
   Policyholder benefits...................     200,161      112,869      68,801        3,529      385,360
   Intangible asset amortization...........      54,957       12,053      13,989           --       80,999
   Net deferral of insurance acquisition
     costs.................................     (37,433)     (43,664)    (20,624)     (41,412)    (143,133)
   Commissions and taxes, licenses and
     fees..................................      21,881       66,702      26,700       17,411      132,694
   Operating expenses......................      56,179       25,101      23,611       71,194      176,085
                                              ----------  ----------  ----------   ----------   ----------
       Total benefits and expenses.........     295,745      173,061     112,477       50,722      632,005
                                              ----------  ----------  ----------   ----------   ----------
Income before income tax expense............     58,347       44,832      24,369        3,141      130,689
Income tax expense..........................     25,707       19,235      10,966        1,114       57,022
                                              ----------  ----------  ----------   ----------   ----------
       Net income..........................  $   32,640   $   25,597  $   13,403   $    2,027   $   73,667
                                              ==========  ==========  ==========   ==========   ==========
Balance Sheet
   Future policy benefits..................  $2,099,940   $2,620,132  $1,577,944   $   34,957   $6,332,973
                                              ==========  ==========  ==========   ==========   ==========
   Liabilities related to separate
     accounts..............................  $   20,552   $6,916,807  $2,840,709   $       --   $9,778,068
                                              ==========  ==========  ==========   ==========   ==========

                                                                                                Liabilities
                                                                                                Related to
                                                                      Net Income  Future Policy  Separate
                                                           Revenue      (Loss)      Benefits     Accounts
                                                          ----------  ----------  ------------- -----------
Total revenue, net income, future policy benefits and
  liabilities related to separate accounts, respectively,
  from above............................................. $  762,694  $   73,667   $6,332,973   $9,778,068
                                                          ----------  ----------   ----------   ----------
Less:
   Revenue, net income and selected liabilities of
     FKLA.............................................       305,334      24,801    2,299,783           --
   Revenue, net income and selected liabilities of
     ZLICA............................................        49,460       8,528      314,357           --
   Revenue, net loss and selected liabilities of Zurich
     Direct...........................................        44,481      (4,602)          --           --
                                                          ----------  ----------   ----------   ----------
       Totals per the Company's consolidated
         financial statements.....................        $  363,419  $   44,940   $3,718,833   $9,778,068
                                                          ==========  ==========   ==========   ==========

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(16) Subsequent Event

   In the first quarter of 2002, the Company amended its BOLI reinsurance agreement with ZICBB. Under the amended agreement, the balance in the FWA will be transferred to a trust account which will act as security for the reinsurance agreement.

(17) Effects of New Accounting Pronouncements

   In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard 141 ("SFAS 141"), Business Combinations. SFAS 141 supercedes Accounting Principles Board Opinion No. 16 ("APB 16"). SFAS 141 requires that the purchase method of accounting must be used for all business combinations initiated after June 30, 2001. It also requires that unrecognized negative goodwill must be written off immediately as an extraordinary gain and provides more specific guidance on how to determine the accounting acquirer, recognizing intangible assets apart from goodwill, as well as additional financial statement disclosures. The Company intends to adopt SFAS 141 in the first quarter of 2002. However, the implementation of SFAS 141 is not expected to have a material impact on the Company's 2002 financial results.

   Also in July 2001, the FASB issued Statement of Financial Accounting Standard 142 ("SFAS 142"), Goodwill and Other Intangible Assets. SFAS 142 primarily addresses the accounting that must be applied to goodwill and intangible assets subsequent to their acquisition. Effective January 1, 2002, SFAS 142 requires that goodwill and indefinite-lived intangible assets will no longer be amortized, but will be tested for impairment at the reporting unit level. Goodwill and indefinite-lived intangible assets will be tested for impairment at least annually and the amortization period for finite-lived intangible assets will no longer be limited to forty years. SFAS 142 also requires additional financial statement disclosure about goodwill and intangible assets. The Company intends to adopt SFAS 142 in the first quarter of 2002. The Company is currently evaluating the impact of implementing SFAS 142, however it is not expected to have a material impact on the Company's 2002 financial results.

   In June 2001, the FASB issued Statement of Financial Accounting Standard 143 ("SFAS 143"), Accounting for Asset Retirement Obligations. SFAS 143 amends FASB Statement of Financial Accounting Standard 19 and is effective for financial statements issued for fiscal years beginning after June 15, 2002, although earlier application is encouraged. SFAS 143 clarifies and revises existing guidance on financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. The Company intends to adopt SFAS 143 in 2002. The Company is currently evaluating the impact of implementing SFAS 143, however, it is not expected to have a material impact on the Company's 2002 financial results.

   In October 2001, the FASB issued Statement of Financial Accounting Standard 144 ("SFAS 144"), Accounting for Impairment or Disposal of Long-lived Assets. This Standard will generally be effective on a prospective basis, beginning January 1, 2002. SFAS 144 clarifies and revises existing guidance on accounting for impairment of plant, property, and equipment, amortized intangibles, and other long-lived assets not specifically addressed in other accounting literature. Significant changes include (1) establishing criteria beyond those previously specified in existing literature for determining when a long-lived is held for sale, and (2) requiring that the depreciable life of a long-lived asset to be abandoned is revised. These provisions could be expected to have the general effect of reducing or delaying recognition of future impairment losses on assets to be disposed, offset by higher depreciation during the remaining holding period. However, the Company does not expect the adoption of this Standard to have a significant impact on the Company's 2002 financial results. SFAS 144 also broadens the presentation of discontinued operations to include a component of an entity (rather than only a segment of a business).

                         SUPPLEMENT DATED MAY 1, 2002
                      TO PROSPECTUS DATED MAY 1, 2002 FOR

--------------------------------------------------------------------------------

                            MODIFIED SINGLE PREMIUM
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                        (SINGLE LIFE AND SURVIVORSHIP)

--------------------------------------------------------------------------------

                         SCUDDER DESTINATIONS/SM/ LIFE
                                   Issued By
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                 THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT

   The Supplement describes variations to the Scudder Destinations/SM/ Life Prospectus that apply if you purchase your Policy in the State of New Jersey. These changes are further described below with reference to those parts of the Prospectus modified by this Supplement. Please read this Supplement carefully and keep it with your Prospectus for future reference.

   The definition of "EFFECTIVE DATE," appearing on page 1 of the Prospectus, is revised to read as follows:

       "EFFECTIVE DATE--The Effective date of insurance coverage under the Policy, as stated in the Policy specifications. It is used to determine Policy Anniversaries, Policy Years and the Deduction Day. If the Effective Date otherwise would be the 29th, 30th or 31st of a month, the Effective Date will be the 28th day of that month. Unless some other date is requested, and except as noted above, the Effective Date applied will be the date of application or the date your initial Premium is received, if later. We will deduct the first monthly deduction on the Effective Date."

   The definition of "TRADE DATE," appearing on page 2 of the Prospectus, is revised to read as follows:

       "TRADE DATE--On the Trade Date, we allocate your Scudder Money Market Subaccount Value to the Subaccounts and/or the DCA Fixed Account according to your instructions. The Trade Date will be the Valuation Date which is on or immediately after the fifteenth day after the Issue Date."

   The second sentence of the paragraph under the section entitled "Payment of Premium," appearing on page 3 of the Prospectus is revised to read as follows:

       "If you choose to pay 90% of the Guideline Single Premium at issue, your current cost of insurance charge will be higher and your Policy will not include our Return of Premium Guarantee."

   The third paragraph under the section entitled "Policy Effective Date," appearing on page 3 of the Prospectus is revised to read as follows:

       "If we approve your application, and you paid all or a portion of your initial Premium prior to the Issue Date, we will credit interest to your initial Premium at our then current declared rate for the period from the Effective Date to the Issue Date. On the Issue Date, we will allocate your initial Premium (plus any interest) to the Scudder Money Market Subaccount. On the Trade Date, we will allocate your Scudder Money Market Subaccount value to the Subaccounts you have selected or to the DCA Fixed Account (if you have selected it for Dollar Cost Averaging). The Trade Date will be the Valuation Date which is on or immediately after the fifteenth day after the Issue Date. We will begin to deduct the Policy charges as of the Effective Date.

   The paragraph under the section entitled "No Lapse Guarantee," appearing on page 4 of the Prospectus is revised to read as follows:

       "Return of Premium Guarantee

       Under our Return of Premium Guarantee, we guarantee that your Policy will not lapse so long as Policy Debt is less than or equal to Surrender Value. If the Cash Value of your Policy minus Policy Debt on the day immediately preceding a Deduction Day is less than the Monthly Deduction and any Records Maintenance Charge then due, we will apply the Policy's remaining Cash Value toward payment of the Monthly Deduction and any Records Maintenance Charge owing, and we will give you a 61-day Grace Period to pay additional Premium or loan repayment. If Policy Debt is less than or equal to Surrender Value, and you paid 100% of the Guideline Single Premium at issue, and you did not pay sufficient additional Premium or loan repayment before the Return of Premium Guarantee Period Expiration Date, your Policy will stay in force but the Death Benefit will be reduced to equal your total Premium payments less any prior partial withdrawals of Premium. If Policy Debt exceeds Surrender Value, and/or you paid 90% of the Guideline Single Premium at issue, and you did not pay sufficient additional Premium or loan repayment before the Return of Premium Guarantee Period Expiration Date, your Policy will terminate at the end of the Grace Period."

   The paragraph under the section entitled "Duration of Coverage," appearing on page 5 of the Prospectus is revised to read as follows:

       "If the Return of Premium Guarantee does not apply to your Policy and if your Cash Value minus Policy Debt is insufficient to cover a Monthly Deduction and any Annual Records Maintenance Charge when due, we will apply the Policy's remaining Cash Value toward payment of the Monthly Deduction and any Records Maintenance Charge owing, and we will give you a 61-day Grace Period to pay additional Premium or loan repayment. If you do not pay sufficient additional Premium or loan repayment, your Policy will terminate at the end of the Grace Period."

   The second paragraph under the section "Allocation of Premiums," appearing on page 5 of the Prospectus is revised to read as follows:

       "On the Issue Date, we will allocate your initial Premium (plus any interest) to the Scudder Money Market Subaccount. Subsequently, on the Trade Date, we will allocate your Scudder Money Market Subaccount Value to the Subaccounts and/or the DCA Fixed Account (if you have selected it for Automatic Dollar Cost Averaging) in accordance with your instructions."

   The second paragraph under the section "Allocation of Premiums," appearing on page 5 of the Prospectus revised to read as follows:

       "On the Issue Date, we will allocate your initial Premium (plus any interest) to the Scudder Money Market Subaccount. Subsequently, on the Trade Date, we will allocate your Scudder Money Market Subaccount Value to the Subaccounts and/or the DCA Fixed Account (if you have selected it for Automatic Dollar Cost Averaging) in accordance with your instructions. The Trade Date will occur on the Valuation Date on or next following fifteen (15) days after the Issue Date."

   The second and third paragraphs under the section entitled "Death Benefit," appearing on page 21 of the Prospectus are revised to read as follows:

       "The Death Benefit proceeds payable to the Beneficiary equal the Death Benefit, less any Policy Debt and less any due and unpaid charges. We will determine the amount of the Death Benefit proceeds following Our receipt of due proof of death of the Insured (or second Insured under a Survivorship Policy) and the return of the Policy based on Policy benefits and values in effect on the Insured's (or second Insured's under a Survivorship Policy) date of death. We must receive due proof of death within 90 days after the death of an Insured, or as soon thereafter as reasonably possible. Under a Survivorship Policy, the Owner must provide proof of death upon the first death of an Insured. We usually will pay the Death Benefit proceeds within seven days after we have received all required documentation. Payment may be postponed in certain circumstances. See "Postponement of Payments" below.

       If the Grace Period has not expired without payment of any required additional Premium or loan repayment, the Death Benefit generally is the greater of: (1) the Specified Amount; or (2) the Cash Value at the date of death multiplied by a factor from the table of death benefit factors. The death benefit factors in the table reflect the "corridor percentages" for the guideline Premium test under the Tax Code.

       If the Grace Period expires before the Return of Premium Guarantee Period Expiration Date, if any, (1) without payment of any additional Premium or loan repayment required to keep the specified amount of coverage in force, (2) with Policy Debt less than or equal to Surrender Value, and (3) with payment of 100% of the Guideline Single Premium at issue, the Death Benefit will be your total Premium paid, less any withdrawals of Premium."

   The section entitled "No-Lapse Guarantee and Grace Period," appearing on page 27 of the Prospectus is revised to read as follows:

       "Return of Premium Guarantee and Grace Period

       Under our Return of Premium Guarantee, we guarantee that your Policy will remain in force so long as Policy Debt is less than or equal to Surrender Value. If the Cash Value of your Policy minus Policy Debt is less than the Monthly Deduction and any Records Maintenance Charge then due, we will apply the Policy's remaining Cash Value toward payment of the Monthly Deduction and any Records Maintenance Charge owing, and your Policy will enter a 61-day Grace Period. If the insured dies during the Grace Period, the Death Benefit will be the amount determined as described in "Death Benefit", less any due and unpaid Monthly Deduction or other charge.

       During the Grace Period, you may pay additional Premium or loan repayment without evidence of insurability to keep your Policy in force. Your payment must equal at least three Monthly Deductions and any Records Maintenance Charge then owing. The Grace Period will begin on the day we mail notice of the required payment to your last known address.

       If 1) Policy Debt is less than or equal to Surrender Value, 2) the Grace Period ends before the Return of Premium Guarantee Period Expiration Date, if any, as stated in the Policy specifications, 3) you paid 100% of the Guideline Single Premium at issue, and 4) your payment of additional Premium or loan repayment is not sent or delivered within the Grace Period, your Policy will remain in force but the amount paid upon death of an Insured after the Grace Period will be limited to the return of your total Premiums paid less any partial withdrawals of Premium. While the death benefit coverage provided is limited to a return of Premium benefit: (1) no additional Monthly Deductions or annual charges will be applied to this Policy; and, (2) no additional payment of Premium or repayment of Policy Debt will be permitted except upon reinstatement of the Specified Amount of coverage. You may restore the Specified Amount by complying with the reinstatement provisions.

       If 1) Policy Debt exceeds Surrender Value, or 2) you paid 90% of the Guideline Single Premium at issue, or 3) the Grace Period ends on or after the Return of Premium Guarantee Period Expiration Date, if any, and 4) your payment of additional Premium or loan repayment is not sent or delivered within the Grace Period, coverage under this Policy will terminate at the end of the Grace Period. You may reinstate your coverage by complying with the reinstatement provisions."

   The section entitled "Termination," appearing on page 28 of the Prospectus is revised to read as follows:

       "The Policy will terminate and life insurance coverage will end when one of the following events first occurs:

           (a)you surrender your Policy;

           (b)the Insured dies or, for Survivorship Policies, the Surviving Insured dies;

           (c)for Survivorship Policies, the first death is by suicide within two years of the Effective Date or within two years of the Policy's latest reinstatement date, if any;

           (d)the Policy matures;

           (e)the Grace Period ends without payment of any required Premium or loan repayment and Policy Debt exceeds Surrender Value or you paid 90% of the Guideline Single Premium at issue; or

           (f)the Grace Period ends without payment of any required Premium or loan repayment on or after the Return of Premium Guarantee Period Expiration Date, if any, as stated in the Policy specifications."

   The section entitled "Reinstatement," appearing on page 28 of the Prospectus is revised to read as follows:

       If your coverage has been reduced, but not terminated, under the Grace Period provision for nonpayment of additional Premium or loan repayment required to keep the Specified Amount of coverage in force ("See Return of Premium Guarantee and Grace Period" above), and the Policy has not been surrendered for its Net Surrender Value, you may reinstate the Specified Amount any time prior to the Maturity Date. You may also reinstate the Specified Amount within three years of Policy termination, if termination resulted from nonpayment of required additional Premium or loan repayment before the end of the Grace Period, and if the Policy has not been surrendered for its Net Surrender Value. Reinstatement of the Specified Amount is subject to the following conditions:

           (1)Provide evidence of insurability satisfactory to us (evidence of insurability is required for each of the Lives Insured under Survivorship Policies);

           (2)Pay the unpaid Monthly Deductions and any unpaid Records Maintenance Charge due during the last expired Grace Period;

           (3)Pay at least sufficient additional Premium to keep your Policy in force for three months; and

           (4)Pay or reinstate any Policy Debt that existed on the date coverage was reduced or the Policy terminated.

       The effective date of reinstatement of a Policy will be the Deduction Day that coincides with or next following the date on which we approve your application for reinstatement. You may not reinstate a Policy that has been surrendered. Under Survivorship Policies, if one of the Lives Insured dies during the lapse, upon payment of the reinstatement Premium the Policy will be reissued as a single life permanent Policy.

       The suicide and incontestability provisions will apply from the effective date of reinstatement. Initial Premium withdrawn after reinstatement will be subject to the withdrawal charges described in
       Schedule 1 of the Policy Specifications as if the Policy had remained continuously effective.

   The second sentence of the second paragraph under the section entitled "Postponement of Payments," appearing on Page 29 of the Prospectus:

       "We may also defer payment of any Death Benefit in excess of the Specified Amount for up to two months from the date requested if those benefits are based upon Policy values that do not depend on the investment performance of the Separate Account."

   The first two paragraphs under the section entitled "Cost of Insurance Charge." appearing on Page 30 of the Prospectus are revised to read as follows:

       "Cost of Insurance Charge. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured(s). The current cost of insurance charge differs based on 1) the coverage year, 2) the Insured's rate class and 3) whether the initial Premium was 90% or 100% of the Guideline Single Premium at issue. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum cost of insurance rates in the Policy multiplied by the appropriate rate class percent. After the tenth Policy Year the current asset-based cost of insurance rate may decrease. If your initial Premium is more than $2,500,000, your cost of insurance charge may be lower.

       The current monthly cost of insurance charge is 1. times 2., where:

       1. is the applicable current asset-based cost of insurance rate; and
       2. is the Cash Value on the Deduction Day."

   The first two paragraphs under the section entitled "Limit on Right to Contest," appearing on page 33 of the Prospectus are revised to read as follows:

       "In the absence of fraud, we may not contest the insurance coverage under the Policy after the Policy has been in force for two years after the Effective Date while the Insured (Surviving Insured under a Survivorship Policy) is alive, unless the Effective Date precedes the date of application. If the Effective Date precedes the date of application, the two year contestablity period will start on the Issue Date."

       "If the Policy is reinstated, a new two year contestability period will apply from the effective date of reinstatement and will apply only to statements made in the application for the reinstatement."

   The section entitled "Suicide," appearing on page 33 of the Prospectus is revised to read as follows:

       "If the Insured under a Single Life Policy dies by suicide, while sane or insane, within two years from the Effective Date, the Death Benefit proceeds will be limited to the Premiums paid less any partial withdrawals and Policy Debt. If, however, the Effective Date precedes the date of application, the two-year suicide period will start on the Issue Date.

       If the Insured dies by suicide, while sane or insane, within two years of any reinstatement, our total liability with respect to such reinstatement will be limited to the necessary Premium paid for reinstatement less any partial withdrawals and Policy Debt since such reinstatement.

       If the first death under a Survivorship Policy is by suicide within two years of the Effective Date, while sane or insane, we will reissue the Policy. If, however, the Effective Date precedes the date of application, the two year suicide period will start on the Issue Date. The new Policy on the surviving Insured will be a single life Policy providing coverage substantially similar to that provided under the Policy which is available at the time of reissue. The suicide provision for the new Policy will be effective as of the original Policy's Effective Date. If the original Policy's Effective Date precedes the date of application, the new Policy will be effective as of the original Policy's Issue Date. We will also reissue the Policy if the first death occurs by suicide within two years after the date of reinstatement, under the terms described above. The suicide provision for the new Policy will be effective from the original Policy's latest reinstatement date."

       "If the second death is by suicide within two years from the Effective Date, while sane or insane, we will pay only the Premiums paid less any partial withdrawals and Policy Debt. If, however, the Effective date precedes the date of application, the two year suicide period will start on the Issue Date. If the second death occurs within two years after the original Policy's latest reinstatement date, our liability will be limited to Premiums paid for reinstatement less any partial withdrawal and Policy Debt."

       "We must receive written proof of the first death by suicide within 90 days of such death. We will apply all premium received on this Policy to the new Policy when this Policy is reissued. We will notify You of any additional Premium required within 30 days of receiving notice of the first death. You must pay any additional Premium required within 60 days of the date You receive Our request for additional Premium. If the additional Premium required is not sent or delivered during the time allowed for payment, all coverage will end and your Premium less Policy Debt will be refunded. In the event the Surviving Insured dies within the 60 day period allowed for payment of Premium without Your payment of such additional Premium, we will pay a death benefit based on the full face amount of this Policy reduced by any additional Premium and any other required amount due and payable."

   The section entitled "Misstatement as to Age and Sex," appearing on page 33 of the Prospectus is revised to read as follows:

       "If the age and/or sex of the Insured(s) is incorrectly stated in the application, the Death Benefit will be adjusted based on what the initial Premium would have purchased using the correct age and/or sex. The Cash Value under the Policy will not be adjusted."

                               *  *  *  *  *  *

A current Scudder Destinations/SM/ Life Prospectus dated May 1, 2002 must accompany this Supplement.

For use in New Jersey only

                           PART II--OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, as amended, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                      REPRESENTATION AS TO FEES AND CHARGES

         KILICO hereby represents that the fees and charges deducted under the Modified Single Premium Variable Universal Life Insurance Policies hereby registered by this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by KILICO.

                     REPRESENTATION PURSUANT TO RULE 6e-3(T)

         This filing is made pursuant to Rule 6e-3(T) under the Investment Company Act of 1940, as amended (the "1940 Act").

                        UNDERTAKING AS TO INDEMNIFICATION

         Pursuant to the Distribution Agreement filed as Exhibit 1-A(3)(a) to this Registration Statement, KILICO and the Separate Account will agree to indemnify Investors Brokerage Services, Inc. ("IBS") against any claims, liabilities and expenses which IBS may incur under the Securities Act of 1933, common law or otherwise, arising out of or based upon any alleged untrue statements of material fact contained in any registration statement or prospectus of the Separate Account, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading. IBS will agree to indemnify KILICO and the Separate Account against any and all claims, demands, liabilities and expenses which KILICO or the Separate Account may incur, arising out of or based upon any act or deed of IBS or of any registered representatives of an NASD member investment dealer which has an agreement with IBS and is acting in accordance with KILICO's instructions.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

   This Registration Statement comprises the following Papers and Documents:

            The Facing sheet.
            Reconciliation and tie between items in N-8B-2 and Prospectus. Prospectus consisting of 129 pages.
            The undertaking to file reports.
            Undertaking as to indemnification pursuant to Rule 484(b)(1) under the Securities Act of 1933.
            Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940.
            The signatures.
            Written consents of the following persons:
                  A. Frank J. Julian, Esq.(included in Opinion filed as Exhibit
                     3(a)).
                  B. PricewaterhouseCoopers LLP, independent accountants (filed as Exhibit 6).
                  C. Phillip N. Beyer, FSA (included in Opinion filed as Exhibit
                     3(b)).
   The following exhibits:

 /1/1-A(1)      KILICO Resolution establishing the Separate Account

 /2/1-A(3)(a)   Distribution Agreement between KILICO and Investors Brokerage
                Services, Inc. (IBS)

 /3/1-A(3)(b)   Specimen Selling Group Agreement of IBS

 /9/1-A(3)(c)   Schedules of commissions

 /3/1-A(3)(d)   General Agent Agreement

 /9/1-A(5)(a)   Form of Individual Policy

 1-A(5)(a)(1)   Form of Individual Policy (New Jersey)

 /9/1-A(5)(b)   Form of Survivorship Policy

 1-A(5)(b)(1)   Form of Survivorship Policy (New Jersey)

 /9/1-A(5)(c)   Accelerated Death Benefit Rider

 /9/1-A(5)(d)   Extended Maturity Rider

 /9/1-A(5)(e)   Nursing Care Waiver of Withdrawal Charge Rider

 /1/1-A(6)(a)   KILICO Articles of Incorporation

 /3/1-A(6)(b)   By-Laws of KILICO

 /4/1-A(8)(a)   Participation  Agreement  between KILICO and Scudder Variable
                Life Investment Fund (now known as Scudder Variable Series I)

 /4/1-A(8)(b)   Participating Contract and Policy Agreement between KILICO and
                Scudder Kemper Investments, Inc.

 /4/1-A(8)(c)   Indemnification Agreement between KILICO and Scudder Kemper
                Investments, Inc.

 /7/1-A(8)(f)   Participation Agreement By and Among KILICO and Warburg, Pincus
                Trust and Credit Suisse Asset Management, LLC (successor to
                Warburg Pincus Asset Management, Inc.) and Credit Suisse Asset
                Management Securities, Inc.(f/k/a Counsellors Securities Inc.)

 /8/1-A(8)(g)   Service  Agreement between Credit Suisse Asset Management, LLC
                (successor to Warburg Pincus Asset Management, Inc.) and
                Federal Kemper Life Assurance Company and KILICO

     /11/1-A(8)(h)    Restatement of Participation Agreement among Counsellors
                      Securities, Inc., Warburg Pincus Asset Management,
                      Inc. and/or the Warburg Pincus Funds and KILICO

     /7/1-A(8)(i)     Fund Participation Agreement among KILICO, Kemper
                      Investors Fund (now known as Scudder Variable Series II),
                      Zurich Kemper Investments, Inc. and Kemper Distributors,
                      Inc.

     /10/1-A(8)(j)    Fund Participation Agreement between KILICO and The
                      Dreyfus Socially Responsible Growth Fund, Inc.

     /12/1-A(8)(k)    Administrative Services Agreement by and between The
                      Dreyfus Corporation and KILICO (redacted)

     /12/1-A(8)(l)    November 1, 1999 Amendment to Fund Participation Agreement
                      between KILICO and The Dreyfus Socially Responsible Growth
                      Fund, Inc.

     /12/1-A(8)(m)    November 1, 1999 Amendment to Administrative Services
                      Agreement by and between The Dreyfus Corporation and KILICO (redacted)

     /12/1-A(8)(n)    Fund Participation Agreement by and among The Alger
                      American Fund, KILICO and Fred Alger & Company,
                      Incorporated

     /12/1-A(8)(o)    Service Agreement between Fred Alger Management, Inc. and
                      KILICO (redacted)

     /13/1-A(8)(p)    Form of Fund  Participation Agreement by and among Kemper
                      Investors Life Insurance Company, INVESCO Variable
                      Investment Funds, Inc., INVESCO Funds Group, Inc.
                      and INVESCO Distributors, Inc.

     /13/1-A(8)(q)    Form of Administrative  Services Agreement by and between
                      INVESCO Funds Group, Inc., INVESCO Variable Investment
                      Funds, Inc. and Kemper Investors Life Insurance Company
                      (redacted)

     /9/1-A(10)       Application for Policy

     /2/2             Specimen Notice of Withdrawal Right

     /9/3(a) Opinion and consent of legal officer of KILICO as to legality of policies being registered

     3(b) Opinion and consent of actuarial officer of KILICO regarding illustrations and actuarial matters

     6 Consents of PricewaterhouseCoopers LLP, independent accountants

     8                Procedures Memorandum, pursuant to Rule 6e-3(T)(b)
                      (12)(iii)

     9                Illustrations

----------

/1/ Incorporated by reference to the Registration Statement of the Registrant on Form S-6 filed on or about December 26, 1995
         (File No. 33-65399).

/2/ Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form S-6 filed on or about June 5, 1996 (File No. 33-65399).

/3/ Incorporated by reference to Amendment No.2 to the Registration Statement of KILICO on Form S-1 filed on or about April 23, 1997 (File No. 333-02491).

/4/ Incorporated by reference to Amendment No.5 to the Registration Statement of KILICO on Form S-1 filed on or about April 20, 1999 (File No. 333-22389).

/5/      [omitted]

/6/      [omitted]

/7/ Incorporated by reference to Amendment No.3 to the Registration Statement of KILICO on Form S-1 filed on or about April 8, 1998 (File No. 333-22389).

/8/ Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of FKLA Variable Separate Account on Form S-6 filed on or about April 30, 1997 (File No. 33-79808).

/9/ Incorporated by reference to Pre-Effective Amendment No.1 to the Registration Statement of the Registrant on Form S-6 filed on or about September 20, 1999 (File No. 333-79615).

/10/ Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 filed on or about April 28, 1999 (File No. 2-72671).

/11/ Incorporated by reference to Post-Effective Amendment No.6 to the Registration Statement on Form N-4 filed on or about September 14, 1999 (File No. 333-22375).

/12/ Incorporated by reference to Amendment No. 6 to the Registration Statement of KILICO on Form S-1 filed on or about April 17, 2000 (File No. 333-22389).

/13/ Incorporated by reference to Amendment No. 7 to the Registration Statement of KILICO on Form S-1 filed on or about April 27, 2001 (File No. 333-22389).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, KILICO Variable Separate Account, certifies that it meets the requirements of effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Schaumburg and State of Illinois on the 29th day of April, 2002.

                         KILICO VARIABLE SEPARATE ACCOUNT
                         (Registrant)

                         By: Kemper Investors Life Insurance Company
                         (Depositor)

                         By: /s/ GALE K. CARUSO
                         ---------------------------------------------------
                         Gale K. Caruso, President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Kemper Investors Life Insurance Company in the capacities indicated on the 29th day of April, 2002.


            Signature                                       Title
/s/ GALE K. CARUSO                          President, Chief Executive Officer and Director
-----------------------------------
Gale K. Caruso                              (Principal Executive Officer)


/s/ MARTIN D. FEINSTEIN                     Chairman of the Board
-----------------------------------
Martin D. Feinstein

/s/ FREDERICK L. BLACKMON                   Executive Vice President, Chief Financial Officer and Director
-----------------------------------
Frederick L. Blackmon                       (Principal Financial Officer and Principal Accounting Officer)


/s/ DEBRA P. REZABEK                        Director
-----------------------------------
Debra P. Rezabek

/s/ GEORGE VLAISAVLJEVICH                   Director
-----------------------------------
George Vlaisavljevich


                                  EXHIBIT LIST

                                                                                                               Sequential
Exhibit                                                                                                           Page
 Number                                                  Title                                                   Number*
-------                                                  -----                                                 ----------
 1-A(5)(a)(1)  Form of Individual Policy (New Jersey)

 1-A(5)(b)(1)  Form of Survivorship Policy (New Jersey)

 3(b)       Opinion and consent of actuarial officer of KILICO regarding illustrations and actuarial matters

 6          Consent of PricewaterhouseCoopers LLP, independent accountants

 8          Procedures Memorandum, pursuant to Rule 6e-3(T)(b)(12)(iii)

 9          Illustrations